Nuveen Investments
Taxable Bond Funds

--------------------------------------------------------------------------------
                                               PROSPECTUS   MAY 10, 2006
                                             -----------------------------------


[PHOTO]



Nuveen Short Duration Bond Fund
Nuveen Core Bond Fund
Nuveen High Yield Bond Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
Any representation to the contrary is a
c[rLiOmGiOn]alNuovfefeennsIen.vestments

                                    [GRAPHIC]

We have used the icons
below throughout this
prospectus to make it
easy for you to find the
type of information
you need.


Investment Strategy


Risks


Fees, Charges
and Expenses


Shareholder
Instructions


Performance and
Current Portfolio
Information

Table of Contents

        Section 1  The Funds
        This section provides you with an overview of the funds, including investment objectives, risk factors and historical performance information.

        Introduction                                                  1
        Nuveen Short Duration Bond Fund                               2
        Nuveen Core Bond Fund                                         5
        Nuveen High Yield Bond Fund                                   8

        Section 2  How We Manage Your Money
        This section gives you a detailed discussion of our investment and risk management strategies.

        Who Manages the Funds                                        11
        What Securities We Invest In                                 13
        How We Select Investments                                    16
        What the Risks Are                                           16
        How We Manage Risk                                           19

        Section 3  How You Can Buy and Sell Shares
        This section provides the information you need to move money into or out of your account.

        What Share Classes We Offer                                  20
        How to Reduce Your Sales Charge                              22
        How to Buy Shares                                            23
        Systematic Investing                                         25
        Systematic Withdrawal                                        26
        Special Services                                             26
        How to Sell Shares                                           27

        Section 4  General Information
        This section summarizes the funds' distribution policies and other general fund information.

        Dividends, Distributions and Taxes                           29
        Distribution and Service Plans                               30
        Net Asset Value                                              31
        Frequent Trading                                             32
        Fund Service Providers                                       33

        Section 5  Financial Highlights
        This section provides the funds' financial performance.      34

                                                                   May 10, 2006

Section 1  The Funds

                       Nuveen Short Duration Bond Fund
                       Nuveen Core Bond Fund
                       Nuveen High Yield Bond Fund

                                                 [GRAPHIC]

                                               Introduction

                       This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.

 NOT FDIC OR GOVERNMENT INSURED         MAY LOSE VALUE         NO BANK GUARANTEE

                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Short Duration Bond Fund

Fund Overview


                                    [GRAPHIC]

Investment Objective
The investment objective of the fund is to provide high current income consistent with minimal fluctuations of principal.

                                    [GRAPHIC]

How the Fund Pursues Its Objective
Under normal market conditions, the fund will invest at least 80% of its net assets in short-duration securities using a risk-controlled, multi-strategy approach that invests across multiple sectors of the taxable fixed income market. Typically, the fund's average duration will be between approximately one and two years but it will not exceed three years.

The fund principally invests in corporate debt securities, including bonds, notes and debentures; U.S. government obligations; foreign debt securities; mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations and asset-backed securities. In addition, in an effort to enhance returns and manage risk, the fund's investment adviser employs a variety of strategies that may include the use of futures, options, swaps and other derivatives to create debt or foreign currency exposures designed to take advantage of the adviser's outlook for the global economic environment and the expected relative performance of different sectors of and securities in the fixed-income market.

The fund normally invests at least 80% of its net assets either in securities rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency or non-rated securities the fund's investment adviser judges to be investment grade. The fund can invest up to 35% of net assets in debt of non-U.S. issuers. While substantially all of the fund's assets are invested in U.S. dollar-denominated securities, up to 20% of the fund's net assets may have non-U.S. dollar exposure, on a gross notional basis (the absolute value of long and short positions), through the fund's investment in foreign interest rate and currency derivatives as well as non-U.S. dollar-denominated foreign securities. On a net notional basis (the absolute value of long positions less short positions), the Fund's non-U.S. dollar exposure will not exceed 5% of net assets.

The fund also may invest up to 20% of its net assets in high yield debt securities and up to 10% of its net assets in foreign entities that are located in emerging markets. In addition, the fund may engage in repurchase, reverse repurchase and forward purchase agreements. The fund also may invest in securities that are not part of its principal investment strategies, but it won't hold more than 5% of its net assets in any one type of these securities. These securities are described in the Statement of Additional Information.



 [GRAPHIC]

What Are the Risks of Investing in the Fund?
Credit Risk-The fund exposes you to credit risk. Credit risk is the risk that an issuer of a bond will be unable to make interest and principal payments when due. In general, lower rated bonds carry greater credit risk. The high yield or "junk bonds" held by the fund are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium--a higher interest rate or yield-- because of the increased risk of loss. These securities also can be subject to greater price volatility.

Interest Rate Risk-The fund also exposes you to interest rate risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Foreign and domestic interest rates may rise or fall by differing amounts and, as a result, the fund's investment in foreign securities or foreign interest rate swaps may expose the fund to additional risks.

Mortgage-related securities-The fund may bear additional risk because it invests in mortgage-related securities. The value of the fund's mortgage-related securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise.

Derivatives Risk-The use of derivatives by the fund presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance a fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by a fund.

Foreign Risk-The fund's investment in foreign issuers presents additional risk. Foreign risk is the risk that foreign securities will be more volatile than U.S. securities due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards.

Section 1  The Funds

Emerging Market Risk-The fund may invest in companies located in countries with emerging markets. These markets are generally more volatile than countries with more mature economies.

Currency Risk-The fund's investments in non-U.S. dollar denominated instruments will expose it to currency risk. Currency risk is the risk that the value of the fund's portfolio will be more volatile due to changes in foreign currency exchange rates. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central bank or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly dividends;
..  Preserve investment capital over time;
.. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Avoid the risks associated with fixed income securities;
.. Avoid the risks associated with even limited investments in high yield or "junk bonds" and foreign securities, including emerging markets securities; or
..  Avoid even small fluctuations in share price.

How the Fund Has Performed


The chart and table illustrate the fund's calendar year return for the past year as well as average annual fund and index returns for the one-year and since inception periods ended December 31, 2005. This information is intended to help you assess the potential rewards and risks of a fund investment. The information also shows how the fund's performance compares with the returns of a broad measure of market performance and an index of funds with similar investment objectives.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class C and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

 Total Returns/1/

                                  [CHART]

                       Class A Annual Returns

                                 2005
                                -----
                                 1.5%


During the one-year period ended December 31, 2005, the highest and lowest quarterly returns were 0.97% and -0.47%, respectively for the quarters ended 6/30/05 and 3/31/05. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does reflect sales charges. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

                                                           Section 1  The Funds

                                          Average Annual Total Returns
                                          for the Periods Ended
                                            December 31, 2005
                                                    Since Inception
               Class Returns Before Taxes 1 Year      (12/20/04)
               -------------------------------------------------------
                Class A (Offer)           -0.52%         -0.45%
                Class C                    0.75%          0.76%
                Class R                    1.64%          1.67%
               -------------------------------------------------------
                Class A (Offer) Returns:
                 After Taxes on
                   Distributions          -2.05%         -1.93%
                 After Taxes on
                   Distributions and
                   Sale of Shares         -0.34%         -1.22%
               -------------------------------------------------------
                Citigroup 1-3 Year
                  Treasury Index/2/        1.65%          1.65%
                Lipper Short Investment
                  Grade Debt Funds
                  Index/2/                 1.67%          1.67%

What Are the Costs of Investing?


                                    [GRAPHIC]

                                      Dollar
    Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/3/


Paid Directly From Your Investment

                Share Class                     A       C   R/4/
                ------------------------------------------------
                Maximum Sales Charge Imposed
                on Purchases                 2.00%/5/  None None
                Maximum Sales Charge Imposed
                on Reinvested Dividends          None  None None
                Exchange Fees                    None  None None
                Deferred Sales Charge/6/      None/7/ 1%/8/ None

 Annual Fund Operating Expenses


Paid From Fund Assets

              Share Class                      A      C      R
              ---------------------------------------------------
              Management Fees/9/               .39%   .39%   .39%
              12b-1 Distribution and Service
              Fees/10/                         .25%  1.00%     --
              Other Expenses/9/                .68%   .68%   .68%
              Total Annual Fund Operating
              Expenses--Gross                 1.32%  2.07%  1.07%
              Expense Reimbursements/9/      (.68%) (.68%) (.68%)
              Total Annual Fund Operating
              Expenses--Net*                   .64%  1.39%   .39%

 * The Total Annual Fund Operating Expenses--Net provided in the table reflect a contractual commitment by the fund's investment adviser to reimburse expenses. The investment adviser agreed to reimburse all Other Expenses (excluding management fees, 12b-1 distribution and service fees and extraordinary expenses) through January 31, 2008. The Management Fees presented in the table reflect a .01% complex-level management fee reduction based on complex-level assets as of the fund's last fiscal year end. See "Who Manages the Funds." The expense reimbursements reduce the restated operating expenses for the period December 20, 2004 (commencement of operations) through September 30, 2005 to the levels provided in the table.

The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's Total Annual Fund Operating Expenses--Gross remain the same. Your actual returns and costs may be higher or lower.

                              Redemption         No Redemption
             Share Class   A      C      R      A      C      R
             -----------------------------------------------------
              1 Year     $  264 $  142 $   40 $  264 $  142 $   40
              3 Years    $  492 $  531 $  219 $  492 $  531 $  219
              5 Years    $  795 $1,002 $  472 $  795 $1,002 $  472
              10 Years   $1,654 $2,303 $1,196 $1,654 $2,303 $1,196

 1. The Class A year-to-date return on net asset value as of 3/31/06 was .33%.
 2. The Citigroup 1-3 Year Treasury Index is an index comprised of U.S. Treasury Notes and Bonds with maturities of one year or greater, but less than three years (minimum amount outstanding is $1 billion per issue). The since inception return for the index represents returns for the period 12/31/04-12/31/05. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges or other fees. The Lipper Short Investment Grade Debt Funds Index represents the average annualized total return for the 30 largest funds in the Lipper Short Investment Grade Debt Funds Category. The since inception data for the Lipper index represents returns for the period 12/31/04-12/31/05, as the returns for the index are calculated on a calendar month basis. The Lipper index returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.
 3. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 4. Class R shares may be purchased only under limited circumstances or by specified classes of investors. See "How You Can Buy and Sell Shares."
 5. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
 6. As a percentage of the lesser of purchase price or redemption proceeds.
 7. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 8. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
 9. The Management Fees and Expense Reimbursements in the table have been restated to reflect current fees and reimbursements as if such fees and reimbursements had been in effect during the previous fiscal year. In addition, Other Expenses have been restated to reflect estimated current fees as if such fees had been in effect during the previous fiscal year. The information was restated to better reflect the expense ratio of the fund for the current fiscal year.
10. Long-term holders of Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Core Bond Fund


Fund Overview


                                    [GRAPHIC]

Investment Objective
The investment objective of the fund is to provide total return by investing in fixed income securities.

                                    [GRAPHIC]

How the Fund Pursues Its Objective
Under normal circumstances, the fund will invest at least 80% of its net assets in fixed income securities using a risk-controlled, multi-strategy approach that invests across multiple sectors of the taxable fixed income market. Typically, the fund's average duration will be five years or less and will never be more than six years.

The fund principally invests in corporate debt securities, including bonds, notes and debentures; U.S. government obligations; foreign debt securities; mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations and asset-backed securities. In addition, in an effort to enhance returns and manage risk, the fund's investment adviser employs a variety of strategies that may include the use of futures, options, swaps and other derivatives to create debt or foreign currency exposures designed to take advantage of the adviser's outlook for the global economic environment and the expected relative performance of different sectors of and securities in the fixed-income market.

The fund normally invests at least 80% of its net assets either in securities rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency or non-rated securities the fund's investment adviser judges to be investment grade. The fund can invest up to 35% of net assets in debt of non-U.S. issuers. While substantially all of the fund's assets are invested in U.S. dollar-denominated securities, up to 20% of the fund's net assets may have non-U.S. dollar exposure, on a gross notional basis (the absolute value of long and short positions), through the fund's investment in foreign interest rate and currency derivatives as well as non-U.S. dollar-denominated foreign securities. On a net notional basis (the absolute value of long positions less short positions), the Fund's non-U.S. dollar exposure will not exceed 5% of net assets.

The fund also may invest up to 20% of its net assets in high yield debt securities and up to 10% of its net assets in foreign entities that are located in emerging markets. In addition, the fund may engage in repurchase, reverse repurchase and forward purchase agreements. The fund also may invest in securities that are not part of its principal investment strategies, but it won't hold more than 5% of its net assets in any one type of these securities. These securities are described in the Statement of Additional Information.


 [GRAPHIC]

What Are the Risks of Investing in the Fund?
Credit Risk-The fund exposes you to credit risk. Credit risk is the risk that an issuer of a bond will be unable to make interest and principal payments when due. In general, lower rated bonds carry greater credit risk. The high yield or "junk bonds" held by the fund are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium--a higher interest rate or yield--because of the increased risk of loss. These securities also can be subject to greater price volatility.

Interest Rate Risk-The fund also exposes you to interest rate risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Foreign and domestic interest rates may rise or fall by differing amounts and, as a result, the fund's investment in foreign securities or foreign interest rate swaps may expose the fund to additional risks.

Mortgage-related securities-The fund may bear additional risk because it invests in mortgage-related securities. The value of the fund's mortgage-related securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise.

Derivatives Risk-The use of derivatives by the fund presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance a fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by a fund.

Foreign Risk-The fund's investment in foreign issuers presents additional risk. Foreign risk is the risk that foreign securities will be more volatile than U.S. securities due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards.

Emerging Market Risk-The fund may invest in companies located in countries with emerging markets.

                                                           Section 1  The Funds

These markets are generally more volatile than countries with more mature economies.

Currency Risk-The fund's investments in non-U.S. dollar denominated instruments will expose it to currency risk. Currency risk is the risk that the value of the fund's portfolio will be more volatile due to changes in foreign currency exchange rates. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central bank or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly dividends;
..  Preserve investment capital over time;
.. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Avoid the risks associated with fixed income securities;
.. Avoid the risks associated with even limited investments in high yield or "junk bonds" and foreign securities, including emerging markets securities; or
..  Avoid even small fluctuations in share price.

How the Fund Has Performed


The chart and table illustrate the fund's calendar year return for the past year as well as average annual fund and index returns for the one-year and since inception periods ended December 31, 2005. This information is intended to help you assess the potential rewards and risks of a fund investment. The information also shows how the fund's performance compares with the returns of a broad measure of market performance and an index of funds with similar investment objectives.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

 Total Returns/1/

                                    [CHART]

Class A Annual Returns

        2005
        ----
         2.1%

During the one-year period ended December 31, 2005, the highest and lowest quarterly returns were 2.94% and -0.82%, respectively for the quarters ended 6/30/05 and 9/30/05. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does reflect sales charges. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Section 1  The Funds

                                          Average Annual Total Returns
                                          for the Periods Ended
                                            December 31, 2005
                                                    Since Inception
               Class Returns Before Taxes 1 Year      (12/20/04)
               -------------------------------------------------------
                Class A (Offer)           -1.75%        -1.63%
                Class B                   -2.61%        -2.46%
                Class C                    1.30%         1.30%
                Class R                    2.25%         2.21%
               -------------------------------------------------------
                Class A (Offer) Returns:
                 After Taxes on
                   Distributions          -3.19%        -3.02%
                 After Taxes on
                   Distributions and
                   Sale of Shares         -1.14%        -2.18%
               -------------------------------------------------------
                Citigroup Broad
                  Investment Grade
                  Bond Index/2/            2.57%         2.57%
                Lipper Intermediate
                  Investment Grade
                  Debt Funds Index/2/      1.89%         1.89%

What Are the Costs of Investing?


                                    [GRAPHIC]

                                      Dollar
    Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/3/


Paid Directly From Your Investment

             Share Class                     A       B     C   R/4/
             ------------------------------------------------------
             Maximum Sales Charge Imposed
             on Purchases                 3.75%/5/  None  None None
             Maximum Sales Charge Imposed
             on Reinvested Dividends          None  None  None None
             Exchange Fees                    None  None  None None
             Deferred Sales Charge/6/      None/7/ 5%/8/ 1%/9/ None

 Annual Fund Operating Expenses


Paid From Fund Assets

           Share Class                      A      B      C      R
           ----------------------------------------------------------
           Management Fees/10/              .49%   .49%   .49%   .49%
           12b-1 Distribution and Service
           Fees/11/                         .25%  1.00%  1.00%     --
           Other Expenses/10/               .78%   .78%   .78%   .78%
           Total Annual Fund Operating
           Expenses--Gross                 1.52%  2.27%  2.27%  1.27%
           Expense Reimbursements/10/     (.78%) (.78%) (.78%) (.78%)
           Total Annual Fund Operating
           Expenses--Net*                   .74%  1.49%  1.49%   .49%

 * The Total Annual Fund Operating Expenses--Net provided in the table reflect a contractual commitment by the fund's investment adviser to reimburse expenses. The investment adviser agreed to reimburse all Other Expenses (excluding management fees, 12b-1 distribution and service fees and extraordinary expenses) through January 31, 2008. The Management Fees presented in the table reflect a .01% complex-level management fee reduction based on complex-level assets as of the fund's last fiscal year end. See "Who Manages the Funds." The expense reimbursements reduce the restated operating expenses for the period December 20, 2004 (commencement of operations) through September 30, 2005 to the levels provided in the table.

The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's Total Annual Fund Operating Expenses--Gross remain the same. Your actual returns and costs may be higher or lower.

                          Redemption                 No Redemption
      Share Class   A      B      C      R      A      B      C      R
      -------------------------------------------------------------------
       1 Year     $  448 $  552 $  152 $   50 $  448 $  152 $  152 $   50
       3 Years    $  705 $  875 $  575 $  265 $  705 $  575 $  575 $  265
       5 Years    $1,045 $1,188 $1,088 $  563 $1,045 $1,088 $1,088 $  563
       10 Years   $2,005 $2,306 $2,497 $1,411 $2,005 $2,306 $2,497 $1,411

 1. The Class A year-to-date return on net asset value as of 3/31/06 was -.78%.
 2. The Citigroup Broad Investment Grade Bond Index (the "BIG" Index) is an unmanaged index generally considered representative of the U.S. investment grade bond market. The since inception returns for the index represents returns for the period 12/31/04-12/31/05. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges, or other fees. The Lipper Intermediate Investment Grade Debt Funds Index represents the average annualized total return for the 30 largest funds in the Lipper Intermediate Investment Grade Debt Funds Category. The since inception data for the Lipper index represents returns for the period 12/31/04 - 12/31/05, as returns for the index are calculated on a calendar-month basis. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.
 3. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 4. Class R shares may be purchased only under limited circumstances or by specified classes of investors. See "How You Can Buy and Sell Shares."
 5. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
 6. As a percentage of the lesser of purchase price or redemption proceeds.
 7. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 8. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
 9. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
10. The Management Fees and Expense Reimbursements in the table have been restated to reflect current fees and reimbursements as if such fees and reimbursements had been in effect during the previous fiscal year. In addition, Other Expenses have been restated to reflect estimated current fees as if such fees had been in effect during the previous fiscal year. The expense information was restated to better reflect the expense ratio of the fund for the current fiscal year.
11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen High Yield Bond Fund

Fund Overview


                                    [GRAPHIC]

Investment Objective
The investment objective of the fund is to maximize total return by investing in a diversified portfolio of high yield debt securities.

                                    [GRAPHIC]

How the Fund Pursues Its Objective
Under normal circumstances, the fund will invest at least 80% of its net assets in domestic and foreign corporate high yield debt securities, including zero coupon, payment in-kind and convertible bonds. These securities generally are rated BB or below at the time of purchase by independent rating agencies or are non-rated securities judged by the fund's investment adviser to be of comparable quality. The fund normally will not invest more than 10% of its net assets either in securities rated in the category of "CCC" or lower by at least one independent rating agency or non-rated securities the fund's investment adviser believes are of comparable quality.

In addition to investing in domestic and foreign corporate high yield debt securities, the fund may also invest in domestic and foreign corporate investment grade securities; U.S. government obligations, including U.S. Treasury securities and securities issued by U.S. government agencies or instrumentalities; and cash equivalents and other short duration investments. In an effort to hedge risk, enhance returns, or as a substitute for a position in the underlying asset, the fund also may invest in futures, options, interest rate or total return swaps, credit derivatives or other fixed income derivative instruments.

In building the fund's investment portfolio from these individual securities, the team seeks to diversify the portfolio's holdings across multiple factors, including individual issuers and industries, to manage the inherent credit risk associated with a high yield debt strategy.

Substantially all of the fund's assets will be invested in U.S. dollar denominated securities. Also, the fund may invest up to 10% of its net assets in foreign entities that are located in emerging markets. The fund is not managed to a specific duration. The fund also may invest in securities that are not part of its principal investment strategies, but it won't hold more than 5% of its net assets in any one type of these securities. These securities are described in the Statement of Additional Information.


                                    [GRAPHIC]

What Are the Risks of Investing in the Fund?
Credit Risk-The fund exposes you to credit risk. Credit risk is the risk that an issuer of a bond will be unable to make interest and principal payments when due. In general, lower rated bonds carry greater credit risk. The high yield or "junk bonds" held by the fund are not investment grade and are generally considered speculative because they present a greater credit risk and risk of loss, including default, than higher quality debt securities. These securities typically pay a premium--a higher interest rate or yield--because of the increased risk of loss. These securities also can be subject to greater price volatility.

Interest Rate Risk-The fund is also subject to interest rate risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Foreign and domestic interest rates may rise or fall by differing amounts and, as a result, the fund's investment in foreign securities or foreign interest rate swaps may expose the fund to additional risks.

Derivatives Risk-The use of derivatives by the fund presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance a fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by a fund.

Foreign Risk-The fund's investment in foreign issuers also presents additional risk. Foreign risk is the risk that foreign securities will be more volatile than U.S. securities due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards.

Emerging Market Risk-The fund may invest in companies located in countries with emerging markets. These markets are generally more volatile than countries with more mature economies.

As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly dividends;
..  Increase income potential and are willing to accept a greater degree or risk.

You should not invest in this fund if you seek to:
..  Avoid the risks associated with fixed income securities;

Section 1  The Funds

..  Avoid the risks associated with high yield or "junk bonds" and foreign securities, including emerging market securities; or .. Avoid fluctuations in share price.

How the Fund Has Performed


The chart and table illustrate the fund's calendar year return for the past year as well as average annual fund and index returns for the one-year and since inception periods ended December 31, 2005. This information is intended to help you assess the potential rewards and risks of a fund investment. The information also shows how the fund's performance compares with the returns of a broad measure of market performance and an index of funds with similar investment objectives.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

 Total Returns/1/

                                    [CHART]

Class A Annual Returns

         2005
         ----
         2.8%

During the one-year period ended December 31, 2005, the highest and lowest quarterly returns were 2.51% and -1.36%, respectively for the quarters ended 6/30/05 and 3/31/05. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does reflect sales charges. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

                                          Average Annual Total Returns
                                          for the Periods Ended
                                            December 31, 2005
                                                    Since Inception
               Class Returns Before Taxes 1 Year      (12/20/04)
               -------------------------------------------------------
                Class A (Offer)           -2.12%        -2.17%
                Class B                   -1.80%        -1.92%
                Class C                    2.05%         1.77%
                Class R                    3.05%         2.78%
               -------------------------------------------------------
                Class A (Offer) Returns:
                 After Taxes on
                   Distributions          -4.41%        -4.37%
                After Taxes on
                  Distributions and
                  Sale of Shares          -1.40%        -3.10%
               -------------------------------------------------------
                Citigroup High Yield
                  BB/B Index/2/            2.81%         2.81%
                Lipper High Current
                  Yield Funds Index/2/     2.74%         2.74%

                                                           Section 1  The Funds

What Are the Costs of Investing?


                                    [GRAPHIC]

                                      Dollar
    Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/3/


Paid Directly From Your Investment

             Share Class                     A       B     C   R/4/
             ------------------------------------------------------
             Maximum Sales Charge Imposed
             on Purchases                 4.75%/5/  None  None None
             Maximum Sales Charge Imposed
             on Reinvested Dividends          None  None  None None
             Exchange Fees                    None  None  None None
             Deferred Sales Charge/6/      None/7/ 5%/8/ 1%/9/ None


 Annual Fund Operating Expenses

Paid From Fund Assets

           Share Class                      A      B      C      R
           ----------------------------------------------------------
           Management Fees/10/              .59%   .59%   .59%   .59%
           12b-1 Distribution and Service
           Fees/11/                         .25%  1.00%  1.00%     --
           Other Expenses/10/               .58%   .58%   .58%   .58%
           Total Annual Fund Operating
           Expenses--Gross                 1.42%  2.17%  2.17%  1.17%
           Expense Reimbursements/10/     (.58%) (.58%) (.58%) (.58%)
           Total Annual Fund Operating
           Expenses--Net*                   .84%  1.59%  1.59%   .59%

 * The Total Annual Fund Operating Expenses--Net provided in the table reflect a contractual commitment by the fund's investment adviser to reimburse expenses. The investment adviser agreed to reimburse all Other Expenses (excluding management fees, 12b-1 distribution and service fees and extraordinary expenses) through January 31, 2008. The Management Fees presented in the table reflect a .01% complex-level management fee reduction based on complex-level assets as of the fund's last fiscal year end. See "Who Manages the Funds." The expense reimbursements reduce the restated operating expenses for the period December 20, 2004 (commencement of operations) through September 30, 2005 to the levels provided in the table.

The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's Total Annual Fund Operating Expenses--Gross remain the same. Your actual returns and costs may be higher or lower.

                          Redemption                 No Redemption
      Share Class   A      B      C      R      A      B      C      R
      -------------------------------------------------------------------
       1 Year     $  557 $  562 $  162 $   60 $  557 $  162 $  162 $   60
       3 Years    $  806 $  879 $  579 $  269 $  806 $  579 $  579 $  269
       5 Years    $1,120 $1,169 $1,069 $  543 $1,120 $1,069 $1,069 $  543
       10 Years   $2,011 $2,229 $2,422 $1,328 $2,011 $2,229 $2,422 $1,328

 1. The Class A year-to-date return on net asset value as of 3/31/06 was 2.94%.
 2. The Citigroup High Yield BB/B Index is a market capitalization-weighted index that comprises all high-yield issues rated BB or B by Standard & Poors for which Citigroup calculates a monthly return. The since inception returns for the index represents returns for the period 12/31/04-12/31/05. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges, or other fees. The Lipper High Current Yield Funds Index represents the average annualized total return for the 30 largest funds in the Lipper High Current Yield Funds Category. The since inception data for the Lipper index represents returns for the period 12/31/04-12/31/05, as returns for the index are calculated on a calendar-month basis. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.
 3. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 4. Class R shares may be purchased only under limited circumstances or by specified classes of investors. See "How You Can Buy and Sell Shares."
 5. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
 6. As a percentage of the lesser of purchase price or redemption proceeds.
 7. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 8. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
 9. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
10. The Management Fees and Expense Reimbursements in the table have been restated to reflect current fees and reimbursements as if such fees and reimbursements had been in effect during the previous fiscal year. In addition, Other Expenses have been restated to reflect estimated current fees as if such fees had been in effect during the previous fiscal year. The information was restated to better reflect the expected ratio of the fund for the current fiscal year.
11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

Section 1  The Funds

Section 2  How We Manage Your Money

                       To help you better understand the funds, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.


                                                 [GRAPHIC]

                       WHO MANAGES THE FUNDS

                       Nuveen Asset Management ("NAM"), the funds' investment adviser, offers advisory and investment management services to a broad range of mutual fund clients. NAM is responsible for the selection and on-going monitoring of the securities in the funds' investment portfolios, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. NAM is located at 333 West Wacker Drive, Chicago, IL 60606.

                       NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen Investments"). Founded in 1898, Nuveen Investments and its affiliates had approximately $145 billion in assets under management, as of March 31, 2006. Nuveen Investments is a publicly-traded company.

                       NAM is responsible for execution of specific investment strategies and day-to-day investment operations. NAM manages each fund using a team of analysts and portfolio managers that focus on a specific group of funds. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the investment team.

                       The funds' investment team is led by five investment professionals with extensive investment research and portfolio management experience. The investment team is structured around the following functional areas:
                       Portfolio Strategy, Credit Portfolio Management, Structured Product Portfolio Management, Global Interest Rate Strategy and Quantitative Research.

                       Andrew J. Stenwall, leads the funds' investment team and is responsible for developing and administering the portfolio strategy of the funds. Mr. Stenwall has served as Managing Director of NAM since August 2004. Prior to joining NAM, Mr. Stenwall was the Fixed Income Chief Investment Officer ("CIO") for Banc of America Capital Management ("BACAP") from 2002 through 2004. Before becoming the Fixed Income CIO for BACAP, Mr. Stenwall was Managing Director of BACAP in charge of taxable fixed income and the leader of the structured products team.

                       Ronald R. Lagnado, Ph.D. is the Managing Director - Quantitative Analysis of the funds' investment team and is responsible for all taxable fixed income quantitative research. Prior to joining NAM, he was the Director in charge of Quantitative Research for BACAP from September 2002 through August 2004. From October 1999 to June 2002, Dr. Lagnado was the head of financial engineering at Misys International Banking System, developing software for enterprise-wide market and credit risk management. From February 1998 to September 1999, he was the associate director for research and product development at Pareto Partners, a London-based investment management firm, where he was responsible for developing currency hedging and global asset allocation strategies.

                                            Section 2  How We Manage Your Money

                       Saied Simozar, Ph.D., is Managing Director - Global Interest Rate Strategies of the funds' investment team and is responsible for managing all active interest-rate and currency positions across all taxable fixed income portfolios. From October 2001 to October 2004, Dr. Simozar was the Managing Director of Global Interest Rate Strategies for BACAP where he was responsible for managing all non-U.S. interest rate positions and emerging market investments. From March 1998 to May 2001, he was a senior portfolio manager for Putnam Investments.

                       Steven L. Vielhaber is Managing Director - Fixed Income Portfolio Strategies of the funds' investment team and is responsible for a group of portfolio managers that execute taxable fixed income strategies across all portfolios managed by the team. From May 1993 to December 2004, Mr. Vielhaber was the Managing Director in charge of separate accounts for BACAP.

                       Christian Romon, Ph.D., is the Managing Director - Credit Research and Portfolio Management of the funds' investment team and he is responsible for managing a team of credit analysts, portfolio managers, and traders that manage all investments in investment grade and high yield corporate debt. Prior to joining NAM in 2004, he was the Managing Director in charge of Credit Research and Portfolio Management and the lead high yield portfolio manager for BACAP. From 1996 through 2000, Dr. Romon was the director of research for Bradford & Marzec, Inc. He also served as the director of fixed income and equity research for Wertheim Schroder Capital Management, Inc., and as the director of research for Arthur Young. Dr. Romon joined the investment community as a securities research analyst for Paine Webber, Inc. in 1985.

                       Additional information about each member of the investment team's compensation, other accounts managed by the members and each member's ownership of securities in the funds, is provided in the Statement of Additional Information. The Statement of Additional Information is available free of charge by calling (800) 257-8787 or by visiting Nuveen's website at www.nuveen.com/MF/resources/eReports.aspx.

                       The management fee schedule for each fund is composed of two components--a fund-level component, based only on the amount of assets within each individual fund, and a complex-level component, based on the aggregate amount of all fund assets managed by NAM and its affiliates. The annual fund-level fee, payable monthly, for each of the funds is based upon the average daily net assets of each fund as follows:

                                              Nuveen                 Nuveen High
         Average Daily                    Short Duration Nuveen Core Yield Bond
         Net Assets                         Bond Fund     Bond Fund     Fund
          For the first $125 million          0.2000%      0.3000%     0.4000%
          For the next $125 million           0.1875%      0.2875%     0.3875%
          For the next $250 million           0.1750%      0.2750%     0.3750%
          For the next $500 million           0.1625%      0.2625%     0.3625%
          For the next $1 billion             0.1500%      0.2500%     0.3500%
          For net assets over $2 billion      0.1250%      0.2250%     0.3250%

                       The complex-level component is the same for each fund and begins at a maximum rate of 0.20% of each fund's net assets, based upon complex-level assets of $55 billion with breakpoints for assets above that level. Therefore, the maximum management fee rate for any Nuveen fund is the fund-level component at the relevant breakpoint plus 0.20%. As of March 31, 2006, complex-level assets were approximately $67.3 billion and the effective complex-level component for each Nuveen fund was 0.1887% of fund net assets.

Section 2  How We Manage Your Money

                       For Nuveen Short Duration Bond Fund and Nuveen Core Bond Fund, NAM waived fees and reimbursed expenses in excess of the management fees earned for the fiscal period ended September 30, 2005. Nuveen High Yield Bond Fund paid NAM management fees (net of waived fees and reimbursed expenses) of 0.23% of average net assets for the fiscal period ended September 30, 2005. Information regarding the Board of Trustees' approval of investment advisory contracts is available in the funds' annual report dated September 30, 2005.


             [GRAPHIC]

             WHAT SECURITIES WE INVEST IN

                       Each fund's investment objective may not be changed without shareholder approval. The funds' investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

                       Corporate Debt Securities

                       Each fund may invest in corporate debt securities. Corporate debt securities are fixed-income securities usually issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

                       The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

                       Asset-Backed Securities

                       Each fund may invest in asset-backed securities. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables (CARs) and so-called plastic bonds, backed by credit card receivables.

                       Mortgage-Backed Securities

                       Each fund may invest in mortgage-backed securities. A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. See "Portfolio Securities--Pass-Through Securities."

                       Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Federal National Mortgage Association ("Fannie Mae" or "FNMA") or Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), but may also be issued or guaranteed by other private issuers.

                                            Section 2  How We Manage Your Money

                       High Yield/Lower-Rated Debt Securities

                       The High Yield Bond Fund will invest substantially all of its assets in high yield securities and the Short Duration Bond Fund and the Core Bond Fund may invest up to 20% of their net assets in such assets. A high yield/lower-rated debt security (also known as a "junk" bond) is generally rated by an independent rating agency ("NRSRO") to be non investment-grade (e.g., BB or lower by S&P). These types of bonds are issued by companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. High yield/lower-rated debt and comparable unrated securities: (a) will likely have some quality and protective characteristics that, in the judgment of the NRSRO, are outweighed by large uncertainties or major risk exposures to adverse conditions; and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.

                       The funds may invest in high yield/lower-rated securities that are also convertible securities.

                       U.S. Government Obligations

                       The funds may invest in U.S. government securities. U.S. government obligations include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

                       Foreign Securities

                       The funds may invest in a variety of foreign debt securities issued by corporate and governmental entities. All foreign investments involve certain risks in addition to those associated with U.S. investments (see "What the Risks Are--Foreign investment risk"). Although the funds will concentrate their foreign investments in developed countries, they may invest up to 10% of their net assets in issuers located in emerging markets.

                       In managing the funds, NAM will select foreign securities according to the same standards it applies to domestic securities.

                       Repurchase Agreements

                       The funds may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity.

                       Derivatives and Private Placements

                       The funds may use futures, interest rate swaps, total return swaps, foreign currency swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The funds may also invest in private placements to seek to enhance its yield.

                       Municipal Bonds

                       The Short Duration Bond Fund and the Core Bond Fund may also invest in municipal bonds. States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. Municipal bonds pay income that is exempt from regular federal income tax but may be subject to the federal alternative minimum tax. A municipality may issue general obligation bonds which are secured by its

Section 2  How We Manage Your Money
                       taxing power, or it may issue revenue bonds that are payable from the revenues of a particular project or a special excise tax.

                       Other Investment Companies

                       Each fund may invest up to 10% of its assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the funds may invest directly. In addition, each fund may invest a portion of its assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the funds may invest directly. Each fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, or during periods when there is a shortage of attractive, high-yielding securities available in the market. As a stockholder in an investment company, a fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the fund's advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent a fund invests in other investment companies. NAM will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to leverage risks. If a fund invests in leveraged investment companies, the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

                       Short-Term Investments

                       Each fund may invest in short-term investments, including U.S. government securities, quality commercial paper or similar fixed-income securities with remaining maturities of one year or less. For more information on eligible short-term investments, see the Statement of Additional Information.

                       Delayed Delivery Transactions

                       The funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline to a level below its purchase price before the settlement date.

                       Portfolio Holdings

                       A description of the fund's policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' Statement of Additional Information. Certain portfolio securities information for each fund is available on the funds' website--www.nuveen.com--by clicking the "Individual Investors--Mutual Funds" section of the home page and following the applicable link for each fund in the "Find A Fund" section. By following these links, you can obtain a top ten list and a complete list of portfolio securities of each fund as of the end of the most recent month. The portfolio securities information on the funds' website is generally made available approximately 5 business days following the end of each month. This information will remain available on the funds' website until the funds file with the Securities and Exchange Commission their annual, semiannual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

                                            Section 2  How We Manage Your Money

                                                 [GRAPHIC]

                                         How We Select Investments

                       NAM selects fixed-income securities for the funds based upon its assessment of a security's relative value and potential total return, taking into account past and expected future performance, structural characteristics such as coupon, call features and expected timing of cash flows, as well as fundamental and qualitative credit analysis. NAM is supported by a research team that utilizes proprietary research as well as third-party investment analysis to evaluate potential portfolio investments.

                       Each of the funds seeks to achieve its investment objective by outperforming its investment benchmark over time. In addition to investments in benchmark securities, each fund seeks to enhance portfolio returns and diversify risk by also employing one or more of the following types of investment strategies, based upon its outlook of the global economic environment and the expected relative performance of different sectors of the fixed-income market:

                        . Structured Product Strategies - a fund may employ sector rotation and relative value strategies, among others, to invest in residential mortgages, commercial mortgages and asset-backed securities, with a primary focus on U.S. agency and AAA-rated securities.

                        . Global Interest Rate Strategies - a fund may employ duration exposure, yield curve positioning and cross-country interest rate strategies, among others, through investments in debt securities as well as interest rate and currency swaps, futures and options.

                        . Credit Strategies - a fund may invest in U.S. high yield or investment grade debt securities utilizing a combination of top-down and bottom-up analysis of the U.S. economy along with fundamental and qualitative analysis of specific issuers. Credit strategies constitute the principal investment focus of the Nuveen High Yield Bond Fund.

                       NAM carefully analyzes the risk/return profile of each potential strategy in the context of a fund's overall portfolio risk/return profile and diversifies across multiple investment strategies in seeking to maximize portfolio returns over a variety of market environments, consistent with fund investment objectives and policies.

                       Portfolio Turnover

                       Each fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund's investment portfolio that is sold and replaced during a year is known as the fund's portfolio turnover rate. The portfolio turnover rate of the funds will generally be between 100% and 200%. A turnover rate of 100% would occur, for example, if a fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by a fund of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized investment gains. Accordingly, active trading may adversely affect the funds' performance.


                                                 [GRAPHIC]

                                            What the Risks Are

                       Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of

Section 2  How We Manage Your Money
                       these and other risks, you should consider an investment in any of these funds to be a long-term investment.

                       Credit risk: Each fund is subject to credit risk. Credit risk is the risk that an issuer of a bond will be unable to meet its obligation to make interest and principal payments when due as a result of changing financial or market conditions. Some of the securities in which the funds invest are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium--a higher interest rate or yield--because of the increased risk of loss. These securities also can be subject to greater price volatility.

                       Interest rate risk: Because the funds invest in fixed-income securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments. Duration is common measure of interest rate risk. Duration measures the bond's expected life on a present value basis, taking into account the bond's yield, interest payments and final maturity. Duration is a reasonably accurate measure of a bond's price sensitivity to changes in interest rates. The longer the duration of a bond, the greater the bond's price sensitivity is to changes in interest rates.

                       Income risk: The risk that the income from a fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate. Also, if a fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the fund's income may decrease if short-term interest rates rise.

                       Inflation risk: Like all mutual funds, the funds are subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a fund's assets can decline as can the value of a fund's distributions.

                       Investment strategy risk: There is a risk that the value of the investments that NAM chooses will not rise as high as NAM expects, or will fall.

                       U.S. agency securities risk: Each fund may invest in U.S. government obligations. U.S. government obligations include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

                       Mortgage-related securities risk: The funds may invest in mortgage-related securities. Such securities have unique risks. The value of the funds' mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities

                                            Section 2  How We Manage Your Money
                       issued by a private issuer, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

                       Derivatives risk: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance a fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by a fund. The success of NAM's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. NAM is not required to utilize derivatives to reduce risks.

                       Asset-backed securities risk: The funds may also invest in asset-backed securities. With asset-backed securities, payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of a fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

                       Changing distribution levels: The level of monthly income distributions paid by a fund depends on the amount of income paid by the securities the fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

                       Foreign investment risk: The funds may be exposed to foreign investment risk. Securities of foreign issuers present risks beyond those of domestic securities. The prices of foreign securities can be more volatile than U.S. securities due to such factors as political, social and economic developments abroad, the differences between the regulations to which U.S. and foreign issuers and markets are subject, the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Other risks include the following:

                        . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

                        . Foreign issuers may not be subject to accounting standards or governmental supervision comparable to U.S. issuers, and there may be less public information about their operations.

                        . Foreign markets may be less liquid and more volatile than U.S. markets.

                        . Foreign securities often trade in currencies other than the U.S. dollar ("currency risk"). Up to 20% of the net assets of the Short Duration Bond Fund and Core Bond Fund may have non-U.S. dollar currency exposure through the funds use of foreign interest rate and currency derivative.

Section 2  How We Manage Your Money

                          Changes in currency exchange rates may affect a
                           fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in a fund's foreign holdings whose value is tied to the affected foreign currency.

                       Emerging market risk: The funds may invest up to 10% of their net assets in securities issued by entities located in emerging markets. Emerging markets are generally defined as countries in the initial states of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened by investing in emerging markets countries.


                                                 [GRAPHIC]

                                            How We Manage Risk

                       In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of credit risk and interest rate risk. The funds limit this investment risk generally by restricting the type of securities they purchase, by considering tracking error and by diversifying their investment portfolios as across different industry sectors.

                       Investment Limitations

                       The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

                        . 25% in any one industry such as electric utilities or health care.

                       As diversified funds, the funds also may not have more than:

                        . 5% in securities of any one issuer (except U.S. government securities or for 25% of their assets).

                       Tracking Error

                       NAM may consider a fund's "tracking error" in constructing its portfolio. Tracking error is a measure of the risk of a portfolio return relative to a benchmark. It is a calculation of the standard deviation of the returns of a portfolio less the relevant benchmark. For example, if a fixed income fund had a tracking error of 1% versus the Lehman Aggregate Bond Index, this would mean that the annualized volatility of its return less the Lehman Aggregate Bond Index's return was 1%. Tracking error can be a useful means to manage the level of risk assumed by a fund.

                       Hedging and Other Defensive Investment Strategies

                       Each fund may invest up to 100% of its assets in cash, cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the funds may not achieve their investment objectives.

                       Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, swap contracts, options on financial futures, or options based on either an index of long-term securities or on debt securities whose prices, in NAM's opinion, correlate with the prices of the funds' investments.

                                            Section 2  How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

                       We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of features for your convenience. For further details, please see the Statement of Additional Information, which is available by calling (800) 257-8787 or by visiting Nuveen's website at www.nuveen.com.


                                                 [GRAPHIC]

                                       What Share Classes We Offer

                       Class A Shares

                       You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .25% of the fund's average daily net assets that compensates your financial advisor for providing ongoing service to you. Nuveen Investments, LLC ("Nuveen"), a wholly-owned subsidiary of Nuveen Investments, and the distributor of the funds, retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charges for the funds are as follows:

                       Short Duration Bond Fund


                                                                                 Authorized Dealer
                                    Sales Charge as % of  Sales Charge as % of  Commission as % of
Amount of Purchase                  Public Offering Price Net Amount Invested  Public Offering Price
 Less than $50,000                          2.00%                 2.04%                1.50%
 $50,000 but less than $100,000             1.50                  1.52                 1.25
 $100,000 but less than $250,000            1.25                  1.27                 1.00
 $250,000 but less than $500,000            1.00                  1.01                 0.75
 $500,000 but less than $1,000,000          0.75                  0.76                 0.50
 $1,000,000 and over                          --/1/                 --/1/                --/1/

                       Core Bond Fund


                                                                                 Authorized Dealer
                                    Sales Charge as % of  Sales Charge as % of  Commission as % of
Amount of Purchase                  Public Offering Price Net Amount Invested  Public Offering Price
 Less than $50,000                          3.75%                 3.90%                3.25%
 $50,000 but less than $100,000             3.50                  3.63                 3.00
 $100,000 but less than $250,000            3.25                  3.36                 2.75
 $250,000 but less than $500,000            2.25                  2.30                 2.00
 $500,000 but less than $1,000,000          1.75                  1.78                 1.50
 $1,000,000 and over                          --/1/                 --/1/                --/1/

Section 3  How You Can Buy and Sell Shares

                       High Yield Bond Fund


                                                                                 Authorized Dealer
                                    Sales Charge as % of  Sales Charge as % of  Commission as % of
Amount of Purchase                  Public Offering Price Net Amount Invested  Public Offering Price
 Less than $50,000                           4.75%                4.99%                 4.25%
 $50,000 but less than $100,000              4.50                 4.71                  4.00
 $100,000 but less than $250,000             3.50                 3.63                  3.00
 $250,000 but less than $500,000             2.50                 2.56                  2.25
 $500,000 but less than $1,000,000           2.00                 2.04                  1.75
 $1,000,000 and over                        --/1/                --/1/                 --/1/

                    /1/ You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers a commission equal to 0.25%, 0.50% and 1.00%, respectively, for the Short Duration Bond Fund, Core Bond Fund and High Yield Bond Fund, of the first $2.5 million, plus 0.25% for the Short Duration Bond Fund and Core Bond Fund and 0.50% for the High Yield Bond Fund, of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commission, you may be assessed a contingent deferred sales charge ("CDSC") of 1% (0.25% and 0.50%, respectively, for the Short Duration Bond Fund and Core Bond Fund) if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

                       Class B Shares

                       You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund's average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. If you redeem your shares within six years of purchase, you will normally pay a CDSC as shown in the schedule below. The CDSC is based on your purchase or redemption price, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

                       Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.


           Years Since Purchase 0-1  1-2  2-3  3-4  4-5  5-6  Over 6
            CDSC                  5%   4%   4%   3%   2%   1%   None

                       Class B shares are not available for the Short Duration Bond Fund. In addition, the other funds have established a limit to the amount of Class B shares that may be purchased by an individual investor. See the Statement of Additional Information for more information.

                       Class C Shares

                       You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund's average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial advisor an ongoing sales commission. Nuveen advances the first year's service and distribution fees. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. If you sell your shares within 12 months of purchase, you will normally pay a 1% CDSC based on

                                     Section 3  How You Can Buy and Sell Shares
                       your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

                       The funds have established a limit to the amount of Class C shares that may be purchased by an individual investor at any one time. See the Statement of Additional Information for more information.

                       Class R Shares

                       You may purchase Class R shares only under limited circumstances, at the offering price, which is the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.


                                                 [GRAPHIC]

             How to Reduce Your Sales Charge

                       We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

                       Class A Sales Charge Reductions

                        . Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of any fund, you may be able to add the amount of your purchase to the value that day of all of your prior purchases of any Nuveen Mutual Fund.

                        . Letter of Intent. Subject to certain requirements, you may purchase Class A shares of any fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

                        . Group Purchase. If you are a member of a qualified group, you may purchase Class A shares of any Nuveen Mutual Fund at the reduced sales charge applicable to the group's aggregate purchases.

                       For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse (or equivalent if recognized under local law) and children under 21 years of age; (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

                       Class A Sales Charge Waivers

                       Class A shares of a fund may be purchased at net asset value without a sales charge as follows:

                        .  Purchases of $1,000,000 or more.

                        . Monies Representing Reinvestment of Nuveen Defined Portfolio and Nuveen Mutual Fund Distributions.

                        .  Certain Employer-Sponsored Retirement Plans.

                        . Certain Employees and Affiliates of Nuveen. Purchases by any officers, trustees, and former trustees of the Nuveen Funds, as well as bona fide full-time and retired employees of Nuveen, and subsidiaries thereof, and such employees' immediate family members (as defined in the Statement of Additional Information).

Section 3  How You Can Buy and Sell Shares

                        . Authorized Dealer Personnel. Purchases by any person who, for at least 90 days, has been an officer, director, or bona fide employee of any authorized dealer or any such person's immediate family member.

                        . Certain Trust Departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial, or similar capacity.

                        . Additional Categories of Investors. Purchases made by (1) investors purchasing on a periodic fee, asset-based fee, or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and (2) clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.

                       Class R Eligibility

                       Class R shares are available for (i) purchases of $10 million or more, (ii) purchases using dividends and capital gains distributions on Class R shares, and (iii) purchase by the following categories of investors:

                        . Certain trustees, directors, employees, and affiliates of Nuveen.

                        .  Certain authorized dealer personnel.

                        .  Certain bank or broker-affiliated trust departments.

                        . Certain additional categories of investors, including certain direct advisory accounts of Nuveen and its affiliates, and qualifying clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.

                       Please refer to the Statement of Additional Information for more information about Class A and Class R shares including more detailed program descriptions and eligibility requirements. The Statement of Additional Information is available free of charge by calling (800) 257-8787 or by visiting Nuveen's Website at www.nuveen.com/MF/resources/eReports.aspx, where you will also find the information included in this prospectus.

                       Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may need to provide the funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a breakpoint discount. This may include account statements of family members and information regarding Nuveen Fund shares held in accounts with other financial advisors. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

                                                 [GRAPHIC]

                                             How To Buy Shares

                       Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the "NYSE") is open for business and normally ends at 4:00 p.m. New York time. Generally, the NYSE is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

                                     Section 3  How You Can Buy and Sell Shares

                       Through a Financial Advisor

                       You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing ongoing investment advice and services, either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

                       Financial advisors or their dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the Statement of Additional Information. Your dealer will provide you with specific information about any processing or service fees you will be charged.

                       By Mail

                       You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. No third party checks will be accepted.

                       On-line

                       Existing shareholders may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing, identically registered accounts. You can continue to look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from our website. To access your account, follow the links under "Individual Investors" on www.nuveen.com to "Account Access" and choose "Mutual Funds". The system will walk you through the log-in process. To purchase shares on-line, you must have established Fund Direct privileges on your account prior to the requested transaction.

                       By Telephone

                       Existing shareholders may also process these same mutual fund transactions via our automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process. To purchase shares via the telephone, you must have established Fund Direct privileges on your account prior to the requested transaction.

                       Investment Minimums

                       The minimum initial investment is $3,000 ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs as described in the Statement of Additional Information. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.

Section 3  How You Can Buy and Sell Shares

                                                 [GRAPHIC]

                                           Systematic Investing

                       Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic investment plan. To take advantage of this investment opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying your fund in writing.

                       From Your Bank Account

                       You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

                       From Your Paycheck

                       With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

                       Systematic Exchanging

                       You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen account of the same share class.

                       Benefits of Systematic Investing

                       One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time and does not assure that you will profit.

                       The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.



                       [Chart showing effects of
                       systematic investing and dividend reinvestment]

                       Systematic Investing Graph

                                     Section 3  How You Can Buy and Sell Shares

                                                 [GRAPHIC]

                                           Systematic Withdrawal

                       If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in a fund's systematic withdrawal plan.

                       You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.


                                                 [GRAPHIC]

                                             Special Services

                       To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                       Exchanging Shares

                       You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

                       The funds may change or cancel their exchange policy at any time upon 60 days' notice. Each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. See "General Information--Frequent Trading" below. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

                       Fund Direct/SM/

                       The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at
                       (800) 257-8787 for copies of the necessary forms.

                       Reinstatement Privilege

                       If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

Section 3  How You Can Buy and Sell Shares

                                                 [GRAPHIC]

                                            How to Sell Shares

                       You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten business days from your purchase date. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which the order for investment is received. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

                       Through Your Financial Advisor

                       You may sell your shares through your financial advisor, who can prepare the necessary documentation. Your financial advisor may charge for this service.

                       By Telephone

                       If you have authorized telephone redemption privileges, call (800) 257-8787 to redeem your shares, press 1 for mutual funds and the voice menu will walk you through the process. Telephone redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

                       By Mail

                       You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

                        .  The fund's name;

                        .  Your name and account number;

                        .  The dollar or share amount you wish to redeem;

                        . The signature of each owner exactly as it appears on the account;

                        . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

                        . The address where you want your redemption proceeds sent (if other than the address of record); and

                        .  Any required signature guarantees.

                       We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares


                                    [GRAPHIC]



An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

                                     Section 3  How You Can Buy and Sell Shares
                       by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 30 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.

                       On-line

                       You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, follow the links under "Individual Investors" on www.nuveen.com to "Account Access" and choose "Mutual Funds." The system will walk you through the log-in process. On-line redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account.

                       Redemptions In-Kind

                       The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

                                    [GRAPHIC]



An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds have set a minimum balance of $1,000 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

Section 3  How You Can Buy and Sell Shares

Section 4  General Information

                       To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.


                                                 [GRAPHIC]

                                    Dividends, Distributions and
             Taxes

                       The funds pay dividends monthly and any taxable capital gains once a year in December. The funds declare dividends monthly to shareholders of record as of on or about the ninth of each month, usually payable the first business day of the following month. Each fund will seek to pay monthly dividends at a level rate that reflects the past and projected net income of the fund. To help maintain more stable monthly distributions, the distribution paid by a fund for any particular monthly period may be more or less than the amount of net income actually earned by the fund during such period. Any such under- (or over-) distribution of income is reflected in each fund's net asset value. This policy is designed to result in the distribution of substantially all of the funds' net income over time.

                       Payment and Reinvestment Options

                       The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

                       Foreign Income Tax Considerations

                       Investment income that a fund receives from its foreign investments may be subject to foreign income taxes, which generally will reduce fund distributions. However, the U.S. has entered into tax treaties with many foreign countries that may entitle you to certain tax benefits.

                       Taxes and Tax Reporting

                       The funds will realize and distribute taxable income or capital gains from time to time as a result of the funds' normal investment activities. The funds' distributions of these amounts are taxed as ordinary income or capital gains and are taxable whether received in cash or reinvested in additional shares. Dividends from the funds' long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. The funds' taxable dividends are not expected to qualify for a dividends received deduction if you are a corporate shareholder or for the lower tax rates on qualified dividend income.

                       Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is not affected by whether you reinvest your dividends or elect to receive them in cash.

                                                 Section 4  General Information

                       If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in a fund may affect the taxation of your benefits.

                       Each sale or exchange of fund shares may be a taxable event. When you exchange shares of one Nuveen Fund for shares of a different Nuveen Fund, the exchange is treated the same as a sale for tax purposes.

                       Please note that if you do not furnish us with your correct Social Security number or employer identification number, you fail to provide certain certifications to the fund, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the fund to withhold, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.

                       Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

                       Buying or Selling Shares Close to a Record Date

                       Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.


                                                 [GRAPHIC]

                                      Distribution and Service
             Plans

                       Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940. (See "What Share Classes We Offer" for a description of the distribution and service fees paid under this plan.)

                       Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                       In addition to the sales commissions and certain payments related to 12b-1 distribution and service fees paid by Nuveen to authorized dealers as previously described, Nuveen may from time to time make additional payments, out of its own resources, to certain authorized dealers that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by authorized dealer firm and, with respect to a given firm, are typically calculated by reference to the amount of the firm's recent gross sales

Section 4  General Information
                       of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm's customers. The level of payments that Nuveen is willing to provide to a particular authorized dealer firm may be affected by, among other factors, the firm's total assets held in and recent net investments into Nuveen Mutual Funds, the firm's level of participation in Nuveen Mutual Fund sales and marketing programs, the firm's compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. For 2005, these payments in the aggregate were approximately .015% to .020% of the assets in the Nuveen Funds. The Statement of Additional Information contains additional information about these payments, including the names of the dealer firms to which payments are made. Nuveen may also make payments to authorized dealers in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen promotes its products and services.

                       In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, "Platform Programs") at certain authorized dealer firms, Nuveen also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the 12b-1 service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.


                                                 [GRAPHIC]

                                             Net Asset Value

                       The price you pay for your shares is based on each fund's net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of each fund by taking the value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

                       In determining net asset value, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked prices. When price quotes are not readily available the pricing service establishes fair value based on various factors including prices of comparable securities.

                       Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV (as may be the case in foreign markets on which the security is primarily traded) or make

                                                 Section 4  General Information
                       it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principal, the current "fair value" of a security is the amount which the owner might reasonably expect to receive for it upon its current sale. A variety of factors may be considered in determining the fair value of such securities. In particular, for foreign-traded securities whose principal local markets close before the time as of which the funds' shares are priced, the funds on certain days may adjust the local closing price based upon such factors (which may be evaluated by an outside pricing service) as developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities. See the Statement of Additional Information for details.

                       If a fund holds securities that are primarily listed on foreign exchanges, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.


                                                 [GRAPHIC]

                       Frequent Trading

                       The funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the funds' shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the funds. However, the funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

                       Accordingly, the funds have adopted a Frequent Trading Policy that seeks to balance the funds' need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.

                       The funds' Frequent Trading Policy generally limits an investor to four "round trip trades" in a 12-month period and to two round trip trades in a 12-month period if either side of a round trip trade exceeds 1% of a fund's net assets. A purchase transaction identified as being made by a Frequent Trader (defined below) may not exceed $1 million for a single shareholder account or in the aggregate for a group of shareholder accounts either controlled by a financial advisor or otherwise determined by the funds to be related. The Nuveen Funds will suspend the trading privileges of any investor who makes a round trip within a 30-day period. In addition, Frequent Traders (investors making more than one round trip trade or who are otherwise deemed as such by a fund based on the size, pattern or other characteristics of their trading activity) who do not abide by the special order placement rules, which are described in the Statement of Additional Information, will also have their trading privileges suspended. A round trip is the purchase and sale (including any exchanges) of a substantially similar dollar amount of fund shares within a 60-day period, representing at least 25% of the value of the shareholder's account. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions.

                       The funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts that include multiple shareholders and that typically provide the funds with a consolidated purchase or redemption request. Unless these financial intermediaries furnish the funds with sufficient trade level information for individual shareholders, their use of omnibus accounts may limit the extent

Section 4  General Information
                       to which the funds are able to enforce the terms of the Frequent Trading Policy. In addition, the funds may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where the funds reasonably believe that the intermediary's policies and procedures effectively discourage inappropriate trading activity.

                       The funds reserve the right in their sole discretion to waive unintentional or minor violations if they determine that doing so would not harm the interests of fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the Statement of Additional Information. These include, among others, redemptions pursuant to systematic withdrawals plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirements plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions.

                       Each fund reserves the right to reject any purchase order, including exchange purchases, for any reason. For example, a fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund's investment policies and/or objectives, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the funds' Frequent Trading Policy and its enforcement, see "Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs--Frequent Trading Policy" in the Statement of Additional Information.


                                                 [GRAPHIC]

                                          Fund Service Providers

                       The custodian of the assets of the funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

                                                 Section 4  General Information

Section 5  Financial Highlights

                       The financial highlights table is intended to help you understand each fund's financial performance for the life of the fund. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). The information for the period December 20, 2004 (commencement of operations) through September 30, 2005 has been audited by PricewaterhouseCoopers LLP, whose report for the fiscal year, along with the funds' financial statements, are included in the Statement of Additional Information and annual report, which are available upon request.

Nuveen Short Duration Bond Fund


Class
(Inception                Investment Operations          Less Distributions
Date)                 -----------------------------  -------------------------                    ------




                                         Net                                    Ending            Ending
            Beginning        Net   Realized/                Net                    Net               Net
            Net Asset Investment  Unrealized         Investment  Capital         Asset     Total  Assets
                Value  Income(a) Gain (Loss)   Total     Income    Gains  Total  Value Return(b)   (000)
---------------------------------------------------------------------------------------------------------

Class A (12/04)
 12/20/04 -
  9/30/05      $20.00       $.43       $(.53) $(.10)      $(.21)     $-- $(.21) $19.69       .66% $    2

Class C (12/04)
 12/20/04 -
  9/30/05       20.00        .31        (.48)  (.17)       (.14)      --  (.14)  19.69       .09       2

Class R (12/04)
 12/20/04 -
  9/30/05       20.00        .47        (.56)  (.09)       (.23)      --  (.23)  19.68       .79   9,835
---------------------------------------------------------------------------------------------------------

   Ratios/Supplemental Data
-----------------------------------
                 Ratio
                of Net
 Ratio of   Investment
 Expenses       Income
       to           to
  Average      Average   Portfolio
      Net          Net    Turnover
Assets(c)    Assets(c)        Rate
-----------------------------------



      .91%*       2.75%*       140%



     1.66*        2.00*        140



      .66*        3.00*        140
-----------------------------------

*  Annualized.
(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the adviser. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2005 are .89%*, 1.64%* and .64%* for classes A, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2005 are 2.77%*, 2.02%* and 3.02%* for classes A, C and R, respectively.

Section 5  Financial Highlights

Nuveen Core Bond Fund


Class
(Inception                Investment Operations          Less Distributions
Date)                 -----------------------------  -------------------------                    ------




                                         Net                                    Ending            Ending
            Beginning        Net   Realized/                Net                    Net               Net
            Net Asset Investment  Unrealized         Investment  Capital         Asset     Total  Assets
                Value  Income(a) Gain (Loss)   Total     Income    Gains  Total  Value Return(b)   (000)
---------------------------------------------------------------------------------------------------------

Class A (12/04)
 12/20/04 -
  9/30/05      $20.00       $.54       $(.55) $(.01)      $(.26)     $-- $(.26) $19.73      1.37% $    2

Class B (12/04)
 12/20/04 -
  9/30/05       20.00        .42        (.49)  (.07)       (.20)      --  (.20)  19.73       .81       2

Class C (12/04)
 12/20/04 -
  9/30/05       20.00        .42        (.49)  (.07)       (.20)      --  (.20)  19.73       .81       2

Class R (12/04)
 12/20/04 -
  9/30/05       20.00        .58        (.58)  (.00)       (.28)      --  (.28)  19.72      1.51   9,854
---------------------------------------------------------------------------------------------------------

   Ratios/Supplemental Data
-----------------------------------
                 Ratio
                of Net
 Ratio of   Investment
 Expenses       Income
       to           to
  Average      Average   Portfolio
      Net          Net    Turnover
Assets(c)    Assets(c)     Rate(d)
-----------------------------------



     1.02%*       3.43%*       155%



     1.77*        2.69*        155



     1.77*        2.69*        155



      .77*        3.68*        155
-----------------------------------

*  Annualized.
(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the adviser. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2005 are 1.00%*, 1.75%*, 1.75%* and .75%* for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2005 are 3.46%*, 2.71%*, 2.71%* and 3.71%* for classes A, B, C and R, respectively.
(d) Excluding Dollar Roll transactions.

                                                Section 5  Financial Highlights

Nuveen High Yield Bond Fund


Class
(Inception                Investment Operations          Less Distributions
Date)                 -----------------------------  -------------------------                    ------




                                         Net                                    Ending            Ending
            Beginning        Net   Realized/                Net                    Net               Net
            Net Asset Investment  Unrealized         Investment  Capital         Asset     Total  Assets
                Value  Income(a) Gain (Loss)   Total     Income    Gains  Total  Value Return(b)   (000)
---------------------------------------------------------------------------------------------------------

Class A (12/04)
 12/20/04 -
  9/30/05      $20.00       $.86      $(1.04) $(.18)      $(.43)     $-- $(.43) $19.39      1.56% $    2

Class B (12/04)
 12/20/04 -
  9/30/05       20.00        .75        (.99)  (.24)       (.37)      --  (.37)  19.39       .99       2

Class C (12/04)
 12/20/04 -
  9/30/05       20.00        .75        (.99)  (.24)       (.37)      --  (.37)  19.39       .99       2

Class R (12/04)
 12/20/04 -
  9/30/05       20.00        .90       (1.05)  (.15)       (.45)      --  (.45)  19.40      1.79   9,692
---------------------------------------------------------------------------------------------------------

   Ratios/Supplemental Data
-----------------------------------
                 Ratio
                of Net
 Ratio of   Investment
 Expenses       Income
       to           to
  Average      Average   Portfolio
      Net          Net    Turnover
Assets(c)    Assets(c)        Rate
-----------------------------------



     1.17%*       5.61%*        69%



     1.92*        4.86*         69



     1.92*        4.86*         69



      .92*        5.85*         69
-----------------------------------

*  Annualized.
(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the adviser. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2005 are 1.14%*, 1.89%*, 1.89%* and .89%* for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2005 are 5.63%*, 4.88%*, 4.88%* and 5.88%* for classes A, B, C and R, respectively.

Section 5  Financial Highlights

Nuveen Investments Mutual Funds

Nuveen Investments offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.

Value
Nuveen Large-Cap Value Fund
Nuveen NWQ Multi-Cap Value Fund
Nuveen NWQ Small-Cap Value Fund
Nuveen NWQ Value Opportunities Fund

Growth
Nuveen Rittenhouse Growth Fund

Balanced
Nuveen Balanced Stock and Bond Fund
Nuveen Balanced Municipal and Stock Fund

International
Nuveen NWQ International Value Fund

Global
Nuveen NWQ Global Value Fund
Nuveen NWQ Global All-Cap Fund

Taxable Bond
Nuveen Short Duration Bond Fund
Nuveen Core Bond Fund
Nuveen High Yield Bond Fund

Municipal Bond

National Funds
Nuveen High Yield Municipal Bond Fund
Nuveen All-American Municipal Bond Fund
Nuveen Insured Municipal Bond Fund
Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund

State Funds
                 Arizona       Louisiana        North Carolina
                 California/1/ Maryland         Ohio
                 Colorado      Massachusetts/2/ Pennsylvania
                 Connecticut   Michigan         Tennessee
                 Florida       Missouri         Virginia
                 Georgia       New Jersey       Wisconsin
                 Kansas        New Mexico
                 Kentucky      New York/2/

Several additional sources of information are available to you, including the codes of ethics adopted by the funds, Nuveen and NAM. The Statement of Additional Information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the funds included in this prospectus. Additional information about the funds' investments is available in the annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. The funds' most recent Statement of Additional Information, annual and semi-annual reports and certain other information are available free of charge by calling Nuveen at (800)257-8787, on the funds' website at www.nuveen.com or through your financial advisor. Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The funds are series of Nuveen Investment Trust III, whose Investment Company Act file number is 811-09037.

1. Long-term, insured long-term and high-yield portfolios.
2. Long-term and insured long-term portfolios.


MPR-INV3-0506D NA

                                                                    May 10, 2006


NUVEEN INVESTMENT TRUST III

Nuveen Short Duration Bond Fund

Nuveen Core Bond Fund

Nuveen High Yield Bond Fund

STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information is not a prospectus. A prospectus may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with Nuveen Investments, LLC ("Nuveen"), or from a Fund by written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, or by calling 800-257-8787. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for the funds. The Prospectus for the funds is dated May 10, 2006.




TABLE OF CONTENTS


                                                                            Page
                                                                            ----
Investment Policies and Investment Portfolio                                 S-2

Management of the Trust                                                     S-24

Investment Adviser and Investment Management Agreement                      S-32

Portfolio Transactions                                                      S-34

Net Asset Value                                                             S-35

Tax Matters                                                                 S-36

Performance Information                                                     S-37

Additional Information on the Purchase and Redemption of Fund
   Shares and Shareholder Programs                                          S-40

Distribution and Service Plans                                              S-51

Independent Registered Public Accounting Firm, Custodian and
   Transfer Agent                                                           S-52

Financial Statements                                                        S-52

General Trust Information                                                   S-52

Appendix A--Ratings of Investments                                           A-1



The audited financial statements for each Fund appear in the Funds' Annual Reports. The financial statements from such Annual Reports are incorporated herein by reference. The Annual Reports accompany this Statement of Additional Information.

INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

Investment Policies

     The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that
Fund:

          (1) Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the U.S. Government, and to the investment of 25% of such Fund's assets.

          (2) Borrow money except as permitted by the Investment Company Act of 1940 and exemptive orders granted thereunder.


          (3) Issue senior securities as defined in the Investment Company Act of 1940, except as permitted by the Investment Company Act of 1940.

          (4) Underwrite any issue of securities, except to the extent that the purchase or sale of securities in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

          (5) Purchase or sell real estate, but this shall not prevent any Fund from investing in securities secured by real estate or interests therein or foreclosing upon and selling such security.

          (6) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

          (7) Make loans except as permitted by the Investment Company Act of 1940 and exemptive orders granted thereunder.

          (8) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to securities issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          (9) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those trustees of the Trust, or those officers and directors of Nuveen Asset Management ("NAM"), who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.


     In addition, each Fund, as a non-fundamental policy, may not invest more than 15% of its net assets in "illiquid" securities, including repurchase agreements maturing in more than seven days.

     For the purpose of applying the limitations set forth in paragraph (2) above to Municipal Obligations, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

     Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer.

     The foregoing restrictions and limitations, as well as a Fund's policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

     The foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940 (the "1940 Act"), this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

     The Nuveen Investment Trust III (the "Trust") is an open-end management series investment company organized as a Massachusetts business trust on September 10, 1998. Each of the Funds is an open-end management investment company organized as a series of the Trust. The Trust is an open-end management series company under SEC Rule 18f-2. Each Fund is a separate series issuing its own shares. The Trust currently has three series: the Nuveen Short Duration Bond Fund; the Nuveen Core Bond Fund; and the Nuveen High Yield Bond Fund (collectively, "the Funds"). Certain matters under the 1940 Act that must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each Fund affected by such matter.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

     Each Fund has adopted a non-fundamental investment policies pursuant to Rule 35d-1 under the 1940 Act (each, a "Name Policy") whereby each Fund, under normal circumstances, will invest at least 80% of its net assets in accordance with its name. As a result, a Fund must provide shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to any change of such Fund's name policy. For purposes of each Name Policy, each Fund considers the term "investments" to include both direct investments and indirect investments (e.g., investments in an underlying Fund, derivatives, and synthetic instruments with economic characteristics similar to the underlying asset), and a Fund may achieve exposure to a particular investment, industry, country, or geographic region through direct investment or indirect investments.

Portfolio Securities

Descriptions of Permissible Investments

     Additional information about individual types of securities (including key considerations and risks) in which some or all of the Funds may invest is set forth below. In addition to the types of securities described in the prospectus, and consistent with each Fund's investment policies, objective and strategies, each Fund may invest in the following types of securities in amounts of less than 5% of its net assets in each case and not in the aggregate. However, if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 5% limitation shall not apply.

Asset-Backed Securities

     Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables (CARs) and so-called plastic bonds, backed by credit card receivables.

     The value of an asset-backed security is affected by, among other things, changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower's other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security's par value. Value is also affected if any credit enhancement has been exhausted. See also "Portfolio Securities--Mortgage-Backed Securities."

     The risks of investing in asset-backed securities depend upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). For example, the underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described under "Portfolio Securities--Mortgage-Backed Securities" for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities typically do not have the benefit of the same direct security interest in the underlying collateral as do mortgage-backed securities.

     In addition, as purchasers of an asset-backed security, the Funds generally will have no recourse against the entity that originated the loans in the event of default by a borrower. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

Bank Obligations (Domestic and Foreign)

     Bank obligations include, for example, certificates of deposit, bankers' acceptances, commercial paper, Yankee dollar certificates of deposit, Eurodollar certificates of deposit, time deposits and promissory notes.

     A certificate of deposit, or so-called CD, is a debt instrument issued by a bank that usually pays interest and which has maturities ranging from a few weeks to several years. A bankers acceptance is a time draft drawn on and accepted by a bank, a customary means of effecting payment for merchandise sold in import-export transactions and a general source of financing. A Yankee dollar certificate of deposit is a negotiable CD issued in the United States by branches and agencies of foreign banks. A Eurodollar certificate of deposit is a CD issued by a foreign (mainly European) bank with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have an interest rate which is usually pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically there are penalties for early withdrawal of a time deposit. A promissory note is a written commitment of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

     A bank obligation may be issued by: (i) a domestic branch of a domestic bank; (ii) a foreign branch of a domestic bank; (iii) a U.S. branch of a foreign bank; or (iv) a foreign branch of a foreign bank.

     As a general matter, obligations of "domestic banks" are not subject to the Funds' fundamental investment policies regarding concentration limits. For this purpose, the SEC staff also takes the position that domestic branches of foreign banks and foreign branches of domestic banks may, if certain conditions are met, be treated as "domestic banks." More specifically, "domestic banks" include: (a) domestic branches of domestic banks; (b) domestic branches of foreign banks, to the extent that they are subject to comparable regulation as domestic banks; and
(c) foreign branches of domestic banks with respect to which the domestic bank would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason.

     Certain Funds may invest in exchange-traded Eurodollar contracts. For information about these types of securities, see "Descriptions of Permissible Investments--Futures and Options."

     Certain bank obligations, such as some CDs, are insured by the FDIC. Many other bank obligations, however, are neither guaranteed nor insured by the U.S. Government. These bank obligations are "backed" only by the creditworthiness of the issuing bank or parent financial institution.

     Obligations of foreign banks, including Yankee dollar and Eurodollar obligations, involve somewhat different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that:
(a) their liquidity could be impaired because of political or economic developments; (b) the obligations may be less marketable than comparable obligations of domestic banks; (c) a foreign jurisdiction might impose withholding and other taxes on amounts realized on those obligations; (d) foreign deposits may be seized or nationalized; (e) foreign governmental restrictions such as exchange controls may be adopted, which might adversely affect the payment of principal or interest on those obligations; and (f) the selection of the obligations may be based on less publicly available information concerning foreign banks or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

Convertible Securities

     Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is redeemed, converted or exchanged.

     The market value of a convertible security generally is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a comparable nonconvertible fixed-income security). The investment value is determined by, among other things, reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock in the sense that its market value will not be influenced greatly by fluctuations in the market price of the underlying security into which it can be converted. Instead, the convertible security's price will tend to move in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is significantly above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying stock. In that case, the convertible security's price may be as volatile as that of the common stock. Because both interest rate and market movements can influence its value, a convertible security is not generally as sensitive to interest rates as a similar fixed-income security, nor is it generally as sensitive to changes in share price as its underlying stock.

     The Funds may invest in convertible securities that are below investment-grade (e.g., rated "B" or below by S&P). See "Portfolio Securities--High Yield/Lower-rated Debt Securities" and " Portfolio Securities --Warrants and Rights."

     A Fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid--that is, a Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund. A Fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. For issues where the conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

     In addition, some convertibles are often rated below investment-grade or are not rated, and therefore may be considered speculative investments. In addition, the credit rating of a company's convertible securities is generally lower than that of its conventional debt securities. Convertibles are normally considered "junior" securities--that is, the company usually must pay interest on its conventional corporate debt before it can make payments on its convertible securities. Some convertibles are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company's common stock.

Corporate Debt Securities

     Corporate debt securities are fixed-income securities usually issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

     The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

     See also "Portfolio Securities--Foreign Securities," "Portfolio Securities--Variable- and Floating-Rate Instruments" and "Portfolio Securities--Money Market Instruments."

     Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

     Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it's due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while making payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Derivatives

     A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include: futures; options; options on futures; forward foreign currency exchange contracts; linked securities and structured products; collateralized mortgage obligations; stripped securities; warrants and swap contracts. For more information about each type of derivative see those sections in this SAI discussing such securities.

     The Funds may use derivatives for a variety of reasons, including to: enhance a Fund's return, attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); protect the Fund's unrealized gains reflected in the value of its portfolios securities; facilitate the sale of such securities for investment purposes; and/or manage the effective maturity or duration of the Fund's portfolio.

     A Fund may use any or all of these investment techniques and different types of derivative securities may be purchased at any time and in any combination. There is no particular strategy that dictates the use of one technique rather than another, as use of derivatives is a function of numerous variables including market conditions.

     The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

Counterparty Creditworthiness

     Each Fund's portfolio manager tracks the creditworthiness of counterparties in swaps, forwards, and options. Typically, a Fund will enter into these transactions only with counterparties with long-term debt ratings in the category of A or higher by Standard & Poor's, Fitch or Moody's at the time of contract. However, short-term derivatives may be entered into with counterparties that do not have long-term debt ratings, but with short-term debt ratings of A-1 by Standard & Poor's, F-1 by Fitch and/or Prime-1 by Moody's. In addition to checking agency ratings to assess creditworthiness, each Fund's portfolio manager also considers news reports and market activity, such as the levels at which a counterparty's long-term debt is trading. Furthermore, each Fund's portfolio manager monitors the amount of credit extended to any one counterparty by a particular Fund and will not enter into additional transactions involving a given counterparty if more than 5% of the Fund's net assets are devoted to transactions involving that counterparty. Besides creditworthiness, each Fund's portfolio manager reviews, on a regular basis, the various exposures that each Fund has to over-the-counter counterparties. Additionally, each Fund's portfolio manager may negotiate collateral arrangements with a counterparty in order to further reduce a Fund's exposure to such counterparty.

     See also "Portfolio Securities--Futures and Options," "Portfolio Securities--Linked Securities and Structured Products," "Portfolio Securities--Stripped Securities," "Portfolio Securities--Warrants and Rights" and " Portfolio Securities --Swap Contracts."

Dollar Roll Transactions

     Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in a given month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the "roll" period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. See also "Portfolio Securities--Mortgage-Backed Securities."

     Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under an agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Foreign Securities

     Foreign securities are debt, equity or derivative securities determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenue or other factors.

     Forward foreign currency exchange contracts -- Forward foreign currency exchange contracts establish an exchange rate at a future date. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when a foreign currency suffers a substantial decline against the U.S. dollar, a Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. When it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge").

     A Fund may, however, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the securities are denominated (a "cross-hedge").

     Foreign currency hedging transactions are attempts to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized should the value of the hedged currency increase.

     Foreign securities may pose risks greater than those typically associated with an equity, debt or derivative security due to: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates, which can significantly affect a Fund's share price; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in U.S. markets;

(6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war; (7) possible impositions of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States.

     Certain of the risks associated with investments in foreign securities are heightened with respect to investments in emerging markets countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin, and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging markets securities also involves risks beyond the risks inherent in foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country's economy and securities markets.

     As noted, foreign securities also involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may purchase or sell forward foreign currency exchange contracts in order to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Fund may also purchase and sell foreign currency futures contracts and related options. See " Portfolio Securities--Futures and Options."

Futures and Options

     Futures and options contracts on fixed income securities are derivative instruments that the Funds may utilize for a variety of reasons including: for hedging purposes, risk reduction, securities exposure, to enhance a Fund's return, to enhance a Fund's liquidity, to reduce transaction costs or other reasons. See generally "Portfolio Securities--Derivatives."

     Futures - Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security (including a single stock) or index at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. Government agency. Although many fixed-income futures contracts call for actual delivery or acceptance of the underlying securities at a specified date (stock index futures contracts do not permit delivery of securities), the contracts are normally closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian in order to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities currently owned or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. Regulations of the CFTC applicable to the Funds require that all of their futures transactions constitute bona fide hedging transactions except to the extent that the aggregate and initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the respective Fund's portfolio.

     The Funds may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to "lock-in" or hedge the future level of short-term rates.

     Options - Each Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     Options on Futures - The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

     Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

     Futures and options investing are highly specialized activities that entail greater than ordinary investment risks. For example, futures and options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in a future or an option may be subject to greater fluctuation than an investment in the underlying instruments themselves.

     With regard to futures, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

     With regard to options, an option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument, as described below, until the option expires or the optioned instrument is delivered upon exercise. The writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, the Fund will realize a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If a call option written by a Fund is exercised, the proceeds of the sale of the underlying instrument will be increased by the net premium received when the option was written and the Fund will realize a gain or loss on the sale of the underlying instrument. If a put option written by a Fund is exercised, the Fund's basis in the underlying instrument will be reduced by the net premium received when the option was written.

     With regard to both futures and options contracts, positions may be closed out only on an exchange which provides a secondary market for such contracts. However, there can be no assurance that a liquid secondary market will exist for any particular contract at any specific time. Thus, it may not be possible to close a position. In the case of a futures contract, for example, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively. Each Fund generally will minimize the risk that it will be unable to close out a contract by only entering into those contracts which are traded on national exchanges and for which there appears to be a liquid secondary market.

     In addition, there is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     The successful use by the Funds of futures and options will be subject to the ability of the Adviser to correctly predict movements in interest rates. This requires different skills and techniques than those required to predict changes in the prices of individual securities. The Funds therefore bear the risk that future market trends will be incorrectly predicted. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures and options, depends on the degree to which price movements in the applicable markets correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund's securities will not duplicate the applicable market, the correlation will not be perfect. Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices.

Asset Coverage for Futures and Options Positions

     Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside or earmark cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in the amount prescribed. Securities set aside or earmarked cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be market-to-market daily. A Fund may not enter into futures or options positions if such positions will require the Fund to set aside or earmark more than 100% of its assets.

Guaranteed Investment Contracts and Funding Agreements

     Guaranteed investment contracts ("GICs"), investment contracts or funding agreements are debt instruments issued by highly-rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts.

     A Fund will only purchase GICs from issuers which, at the time of purchase, meet certain credit and quality standards. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. In addition, the issuer may not be able to return the principal amount of a GIC to a Fund on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment. Unlike certain types of money market instruments, there is no government guarantee on the payment of principal or interest; only the insurance company backs the GIC.

High Yield/Lower-Rated Debt Securities

     A high yield/lower-rated debt security (also known as a "junk" bond) is generally rated by an NRSRO to be non investment-grade (e.g., BB or lower by S&P). These types of bonds are issued by companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. High yield/lower-rated debt and comparable unrated securities:
(a) will likely have some quality and protective characteristics that, in the judgment of the NRSRO, are outweighed by large uncertainties or major risk exposures to adverse conditions; and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. See also " Portfolio Securities--Corporate Debt Securities" and " Portfolio Securities--Municipal Securities."

     The Funds may invest in high yield/lower-rated securities that are also convertible securities. See " Portfolio Securities--Convertible Securities."

     The yields on high yield/lower-rated debt and comparable unrated debt securities generally are higher than the yields available on investment-grade debt securities. However, investments in high yield/lower-rated debt and comparable unrated debt generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or insolvency of the issuers of such securities. Since the risk of default is higher for high yield/lower-rated debt securities, the Fund will try to minimize the risks inherent in investing in these securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Funds will attempt to identify those issuers of high-yielding securities with a financial condition that is adequate to meet future obligations, has improved, or is expected to improve in the future. Accordingly, with respect to these types of securities, a Fund may be more dependent on credit analysis than is the case for higher quality bonds.

     The market values of certain high yield/lower-rated debt and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, issuers of high yield/lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

     The risk of loss due to default by such issuers is significantly greater because high yield/lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield/lower-rated debt and comparable unrated securities may diminish a Fund's ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

     An economic recession could severely disrupt the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

     Because certain high yield/lower-rated debt securities also may be foreign securities, some of which may be considered debt securities from emerging markets countries, there are certain additional risks associated with such investments. See "Portfolio Securities--Foreign Securities."

Linked Securities and Structured Products

     Linked securities, such as index-linked, credit-linked and currency-linked securities, are types of derivative securities. See generally " Portfolio Securities--Derivatives."

     Index-linked, equity-linked and credit-linked securities can be either equity or debt securities that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments depend on the performance of an underlying stock, index, or a weighted index of commodity futures such as crude oil, gasoline and natural gas. Currency-linked debt securities are short-term or intermediate-term instruments that have a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

     One common type of linked security is a "structured" product. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

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     Like all derivatives, a Fund's investments in "linked" securities can lead to large losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of the Fund to utilize linked-securities successfully will depend on its ability to correctly predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging markets countries, there are certain additional risks associated with such investments. See " Portfolio Securities--Foreign Securities."

     With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also, " Portfolio Securities--Private Placement Securities and Other Restricted Securities."

Money Market Instruments

     Money market instruments are high-quality, short-term debt obligations, which include: (1) bank obligations; (2) funding agreements; (3) repurchase agreements; (4) U.S. Government obligations; and (5) certain corporate debt securities, such as commercial paper and master notes (which are generally understood to be unsecured obligations of a firm (often private and/or unrated), privately negotiated by borrower and lender, that contemplate a series of recurring loans and repayments, governed in each case by the terms of the one master note). Such instruments also may be structured to be, what would not otherwise be, a money market instrument by modifying the maturity of a security or interest rate adjustment feature to come within permissible limits.

     Money market mutual funds (i.e., funds that comply with Rule 2a-7 of the 1940 Act) are permitted to purchase most money market instruments, subject to certain credit quality, maturity and other restrictions.

     See "Portfolio Securities--Bank Obligations," "Portfolio
Securities--Corporate Debt Securities," "Portfolio Securities--Guaranteed Investment Contracts and Funding Agreements," "Portfolio Securities--Repurchase Agreements" and "Portfolio Securities--U.S. Government Obligations."

     Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Mortgage-Backed Securities

     A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. See "Portfolio Securities--Pass-Through Securities."

     Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Federal National Mortgage Association ("Fannie Mae" or "FNMA") or Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. Its objective is to increase the affordability of home mortgage funds for low- and middle-income home buyers. FNMA is a congressionally chartered company, although neither its stock nor the securities it issues are insured or guaranteed by the federal government. For example, the pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The corporation's stock is owned by savings institutions across the U.S. and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of interest and ultimately collection of principal only by the FHLMC.

     Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities.

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

Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool or can result in credit losses.

     Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively referred to hereinafter as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets. All references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

     Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

     Investment in mortgage-backed securities poses several risks, including, among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

Municipal Securities

     Municipal Bonds - Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, and also by their political subdivisions, duly constituted offering authorities and instrumentalities. States, territories, possessions and municipalities may issue municipal bonds for a variety of reasons, including, for example, to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities also issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, industrial facilities or for water supply, gas, electricity or waste disposal facilities.

     Municipal bonds generally are classified as "general obligation" or "revenue" bonds. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Municipal bonds may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Private activity bonds (such as an industrial development or industrial revenue bond) held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Private activity bonds have been or are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Private activity bonds are also issued for privately held or publicly owned corporations in the financing of commercial or industrial facilities. Most governments are authorized to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

     Municipal Notes - Municipal notes are issued by states, municipalities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the related fiscal period. Municipal obligation notes generally have maturities of one year or less. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

     Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months.

     Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.

     There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different yields while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of municipal securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

     The payment of principal and interest on most securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands, is a separate "issuer." An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

     There are particular considerations and risks relevant to investing in a portfolio of a single state's municipal securities, such as the greater risk of the concentration of a Fund versus the greater relative safety that comes with a less concentrated investment portfolio.

     Other Investment Companies

     In seeking to attain their investment objectives, certain Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, its rules and regulations and any exemptive orders obtained by the Funds from the SEC.

     The 1940 Act generally requires that each Fund limit its investments in another investment company or series thereof so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (c) not more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by the Fund or by the company as a whole.

     A Fund may derive certain advantages from being able to invest in shares of other investment companies; for example, this ability may allow the Fund to gain exposure to a type of security. It also may facilitate a Fund being fully invested. However, there may be certain disadvantages; for example, it may cost more in terms of fees. That is to say, a shareholder may be charged fees not only on the Fund shares held directly, but also on the mutual fund shares that the Fund purchases. Whether any anticipated return from such an investment will outweigh the costs of purchasing such mutual fund shares when deciding to invest will be considered by the Funds.

Pass-Through Securities (Participation Interests And Company Receipts)

     A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund may purchase modified pass-through GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

     FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

     FNMA issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

     There are also private entities that issue mortgage-backed securities that resemble those issued by GNMA, FHLMC and FNMA. Such private entities generally issue certificates that represent a pro rata interest in a pool of mortgages. Such certificates are not backed by the full faith and credit of the U.S. government. However, they typically maintain credit enhancement through the structure of the offering or from third party insurers.

     Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Funds, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. Estimated prepayment rates will be a factor considered in calculating the average weighted maturity of a

Fund which owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

Preferred Stock

     Preferred stock are units of ownership of a public corporation that pay dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. A passed dividend on noncumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed-income bond.

     Auction preferred stock ("APS") is a type of adjustable-rate preferred stock with a dividend determined every seven weeks in a dutch auction process by corporate bidders. Shares are typically bought and sold at face values ranging from $100,000 to $500,000 per share. Auction preferred stock is sometimes known by the proprietary name given by the relevant broker, e.g., Merrill Lynch's AMPS (auction market preferred stock), Salomon Smith Barney's DARTS or First Boston's STARS. Benefits of APS include:

               . Reduced interest rate risk--Because these securities generally reset within a short period of time, the exposure to interest rate risk is somewhat mitigated.

               . Preservation of principal--The frequency of the dividend reset provisions makes APS an attractive cash management instrument. The auction reset mechanism generally assures that the shares will trade at par on the auction date. For those that reset frequently, the share price is not expected to fluctuate from par, however, the reset rate will reflect factors such as market conditions, demand and supply for a particular credit confidence in the issuer.

               . Credit quality--most corporate APS carry an investment grade credit rating from both Moody's and S&P, municipal APS typically carry the highest credit rating from both Moody's and S&P (Aaa/AAA). This is primarily because the issuers of municipal APS are required under the 1940 Act to maintain at least 300% asset coverage for senior securities.

     In addition to reinvestment risk if interest rates fall, some specific risks with regard to APS include:

               . Failed auction--Such a breakdown of the auction process is unlikely; however, in the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectus and is typically influenced by the issuer's credit rating. In a failed auction, current shareholders are generally unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder may hold his or her shares until the next auction. Should there not be subsequent auctions that 'unfail' the process, the shareholder may: 1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or 2) hold securities either indefinitely or in anticipation of the development of a secondary market.

               . Early call risk--Although unlikely, the preferred shares are redeemable at any time, at the issuers option, at par plus accrued dividends.

     Also see "Portfolio Securities--Convertible Securities," many of which are applicable to a preferred stock investment.

Private Placement Securities and Other Restricted Securities

     Although many securities are offered publicly, some are offered privately only to certain qualified investors. Private placements may often offer attractive opportunities for investment not otherwise available on the open market. However, the securities so purchased are often "restricted," i.e., they cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

     Generally speaking, private placements may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

     Private placements may be considered illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that has been determined to be liquid under procedures approved by the Board). Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions.

     Private placements are generally subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value due to the absence of a trading market.

     Unlike public offerings, restricted securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

REITs

     A real estate investment trust, or REIT, is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. A mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

     REITs may be affected by changes in the value of the underlying property owned or financed by the REIT; mortgage REITs also may be affected by the quality of credit extended. Mortgage REITs are dependent upon management skills and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for preferential treatment under the Code.

     The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties and the issuer's management skills. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Mortgage REITs are subject to the risk that mortgagors may not meet their payment obligations. Each investment also has its unique interest rate and payment priority characteristics. In addition, REITs are subject to unique tax requirements which, if not met, could adversely affect dividend payments. Also, in the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Repurchase Agreements

     A repurchase agreement is a money market instrument that is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Repurchase agreements may be viewed, in effect, as loans made by a Fund which are collateralized by the securities subject to repurchase. Typically, the Funds will enter into repurchase agreements only with commercial banks and registered broker/dealers and only with respect to the highest quality securities, such as U.S. Government obligations. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. See " Portfolio Securities--Money Market Instruments."

     Repurchase Agreements are generally subject to counterparty risk, which is the risk that the counterparty to the agreement could default on the agreement. If a seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller becomes involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if, for example, the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller or its assigns.

     Pursuant to an exemptive order issued by the SEC, the Funds may "combine" uninvested cash balances into a joint account, which may be invested in one or more repurchase agreements.

Reverse Repurchase Agreements

     A reverse repurchase agreement is a contract under which a Fund sells a security for cash for a relatively short period (usually not more than one month) subject to the obligation of the Fund to repurchase such security at a fixed time and price (representing the seller's cost plus interest). Reverse repurchase agreements may be viewed as borrowings made by a Fund.

     Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and accordingly, under the requirements of the 1940 Act, the Funds are required to segregate permissible assets to cover their position.

Securities Lending

     For various reasons, including to enhance a Fund's return, a Fund may lend its portfolio securities to broker/dealers and other institutional investors. Loans are typically made pursuant to agreements that require the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Such loans may not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceeds one-third of the value of the Fund's net assets. A Fund will continue to receive interest on the loaned securities while simultaneously earning interest on the investment of the collateral. However, a Fund will normally pay lending fees to such broker/dealers and related expenses from the interest earned on invested collateral.

     Securities lending transactions are generally subject to counterparty risk, which is the risk that the counterparty to the transaction could default. In other words, the risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, loans are made only to borrowers deemed to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

Short Sales

     Selling a security short is the sale of a security or commodity futures contract not owned by the seller. The technique is used in order to take advantage of an anticipated decline in the price or to protect a profit in a long-term position. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

     The successful use by the Funds of short sales will be subject to the ability of the Adviser to correctly predict movements in the directions of the relevant market. The Funds therefore bear the risk that the Adviser will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security's price goes up, the Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that the Fund will not incur significant losses in such a case.

     Selling securities short "against the box" entails many of the same risks and considerations described above. However, when a Fund sells short "against the box" it typically limits the amount of securities that the Fund has leveraged.

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Stripped Securities


     Stripped securities are derivatives in which an instrument's coupon (or interest ) is separated from its corpus (or principal) and then are re-sold separately, usually as zero-coupon bonds. See " Portfolio Securities--Derivatives." Because stripped securities are typically products of brokerage houses and the U.S. Government, there are many different types and variations. For example, separately traded interest and principal securities, or STRIPS, are component parts of a U.S. Treasury security where the principal and interest components are traded independently through the Federal Book-Entry System. Stripped mortgage-backed securities, or SMBS, are also issued by the U.S. Government or an agency. TIGERS are Treasury securities stripped by brokers. See also "Portfolio Securities--Zero-Coupon, Pay-In-Kind and Step-Coupon Securities."


     If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recovered. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's per share net asset value.



Swap Agreements



     Swap agreements are derivative instruments. See " Portfolio Securities--Derivatives." They can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names, including interest rate, index, credit, equity, credit default and currency exchange rate swap agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options.


     Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Additionally, whether a Fund's use of swap contracts will be successful in furthering its investment objective will depend on the Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. However, a Fund will closely monitor the credit of a swap contract counterparty in order to minimize this risk. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

     The Adviser does not believe that a Fund's obligations under swap contracts are senior securities and, accordingly, a Fund will not treat them as being subject to its borrowing restrictions.

U.S. Government Obligations

     U.S. Government obligations are money market instruments. They include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and FNMA.

     Because of their relative liquidity and high credit quality, U.S. Government obligations are often purchased by the Money Market Funds, and can in some instances, such as for Treasury Reserves, comprise almost all of their portfolios.

     In the case of those U.S. Government obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment.

Variable-And Floating-Rate Instruments

     These types of securities have variable- or floating-rates of interest and, under certain limited circumstances, may have varying principal amounts. Unlike a fixed interest rate, a variable or floating interest rate is one that rises and falls based on the movement of an underlying index of interest rates. For example, many credit cards charge variable interest rates, based on a specific spread over the prime rate. Most home equity loans charge variable rates tied to the prime rate.

     Variable- and floating-rate instruments pay interest at rates that are adjusted periodically according to a specified formula; for example, some adjust daily and some adjust every six months. The variable- or floating-rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

     In order to most effectively use these investments, the Adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the Adviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable- or floating-rate obligations.

Warrants and Rights

     A warrant is a type of security, usually issued together with a bond or preferred stock, that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common stock, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. A warrant is usually issued as a sweetener in order to enhance the marketability of the accompanying fixed-income securities. Warrants are freely transferable and are traded on major exchanges. The prices of warrants do not necessarily correlate with the prices of the underlying securities and are, therefore, generally considered speculative investments.

     The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration, if any. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price, such as when there is no movement in the level of the underlying security.

When-Issued Purchases, Delayed Delivery And Forward Commitments

     A Fund may agree to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities. These types of securities are those for which the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that the buyer enters into the commitment.

     A Fund will make commitments to purchase securities on a when-issued or delayed delivery basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

     The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date that the Fund agrees to purchase the securities. The Fund does not earn dividends on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

     Investment in securities on a when-issued or delayed delivery basis may increase the Fund's exposure to market fluctuation and may increase the possibility that the Fund's shareholders will suffer adverse federal income tax consequences if the Fund must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous.

     In delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a Fund would not pay for such securities or start earning interest on them until they are delivered. However, when a Fund purchases securities on such a delayed delivery basis, it immediately assumes the risk of ownership, including the risk of price fluctuation. Failure by a counterparty to deliver a security purchased on a delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending upon market conditions, a Fund's delayed delivery purchase commitments could cause its net asset value to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

Zero-Coupon, Pay-In-Kind And Step-Coupon Securities

     A zero-coupon security is one that makes no periodic interest payments but instead is sold at a deep discount from its face value. There are many different kinds of zero-coupon securities. The most commonly known is the zero-coupon bond, which either may be issued at a deep discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons off a bond and sells the bond of the note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and the zero-coupon issue is marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGER (Treasury Investor Growth Receipt) or STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero-coupon bonds are also issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the worry about paying federal income tax on imputed interest, since the interest is exempt for federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages also exist; they work on the same principle as zero-coupon bonds--the CD holder or mortgage holder receives face value at maturity, and no payments until then. See "Portfolio Securities--Stripped Securities."

     Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

     Step-coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

     In general, owners of zero-coupon, step-coupon and pay-in-kind bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of these bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer, and are not required to act in concert with other holders of such bonds.

     Generally, the market prices of zero-coupon, step-coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

     Because zero-coupon securities bear no interest, they are the most volatile of all fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying out interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than full-coupon bonds, because the bonds have locked in a particular rate of reinvestment that becomes more attractive the further rates fall. The greater the number of years that a zero-coupon security has until maturity, the less an investor has to pay for it, and the more leverage is at work for the investor. For example, a bond maturing in 5 years may double in value, but one maturing in 25 years may increase in value 10 times, depending on the interest rate of the bond.

Temporary Defensive Purposes

     Each Fund may hold cash or money market instruments. It may invest in these securities without limit, when the Adviser: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons.

     When a Fund engages in such strategies, it may not achieve its investment objective.

Portfolio Turnover

     The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." Each Fund may engage in frequent and active trading of portfolio securities in order to achieve its investment objective. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund's shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

Hedging and Other Defensive Actions

     Each Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge a Fund's portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments, or by entering into interest rate swap transactions or options on swaps. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. In the event of a sale of a futures contract, each Fund will segregate assets equal to the amount of any related obligations.

     These transactions present certain risks. In particular, the imperfect correlation between price movements in the hedging instrument and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in the Fund's portfolio being hedged, or that the gain on the hedge may be less than the losses on the Fund's portfolio securities. In addition, the markets for futures, swaps and options may not be liquid in all circumstances. As a result, in volatile markets a Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures or swap contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to certain hedging transactions may reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable ordinary income or capital gains distributions to shareholders.

     No Fund will make any hedging investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits, with respect to all currently effective hedging investments, would exceed 5% of such series' net assets. Each Fund will invest in these instruments only in markets believed by the investment adviser to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

     Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to invest temporarily up to 100% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities.

Short-Term Investments

     The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally tax-exempt or taxable short-term securities or shares of money market funds ("short-term investments"). Short-term investments will not exceed 20% of a Fund's assets except when made for defensive purposes. The Funds will invest only in taxable short-term investments that are either U.S. Government securities or are rated within the highest grade by Moody's, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

     The Funds may invest in the following federally tax-exempt short-term investments:

          Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers, which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

          Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

          Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

          Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

          Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied, but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

          Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

     Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

     While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and each Fund may invest in such other types of notes to the extent permitted under their investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

     Money Market Funds that pay interest income exempt from regular federal and, in some cases, state and local income taxes. The Funds will bear their proportionate share of the money market fund's fees and expenses.

          U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

          . Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

          . Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

          . Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

     U.S. Government Agencies Securities--Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

     The Funds may also invest in the following taxable short-term investments:

     Certificates of Deposit (CDs)--A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Funds will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

     Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

     Money Market Funds--These Funds pay interest income that is taxable on the federal and state levels. The Funds will bear their proportionate share of the money market fund's fees and expenses.

     Other Corporate Obligations--The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

     Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of NAM present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral subsequently declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. NAM will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, NAM will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

MANAGEMENT OF THE TRUST

     The management of the Trust, including general supervision of the duties performed for a Fund under the Management Agreement, is the responsibility of its Board of Trustees. The number of trustees of the Trust is nine, one of whom is an "interested person" (as the term "interested person" is defined in the Investment Company Act of 1940) and eight of whom are not interested persons (referred to herein as "independent trustees"). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.


                                                                                                       Number of
                                                                                                     Portfolios in      Other
                                                                                                          Fund        Director-
                            Position(s)        Term of Office                                           Complex         ships
    Name, Address and           Held            and Length of            Principal Occupation(s)        Overseen       Held by
      Date of Birth          with Funds         Time Served                During Past 5 Years         by Trustee      Trustee
-------------------------   -----------   -------------------------   ----------------------------   -------------   -----------
Trustees who are not interested persons of the Funds

Robert P. Bremner           Trustee       .    Term - Indefinite*     Private Investor and                161            N/A
333 West Wacker Drive                                                 Management Consultant.
Chicago, IL 60606                         .    Length of Service -
(8/22/40)                                      Since 2003

                                                                                                       Number of
                                                                                                     Portfolios in      Other
                                                                                                          Fund        Director-
                            Position(s)        Term of Office                                           Complex         ships
    Name, Address and          Held            and Length of             Principal Occupation(s)        Overseen       Held by
      Date of Birth          with Funds         Time Served                During Past 5 Years         by Trustee      Trustee
-------------------------   -----------   -------------------------   ----------------------------   -------------   -----------
Lawrence H. Brown           Trustee       .    Term - Indefinite*     Retired (since 1989) as            161             See
333 West Wacker Drive                                                 Senior Vice President of The                     Principal
Chicago, IL 60606                         .    Length of Service -    Northern Trust Company;                         Occupation
(7/29/34)                                      Since 2003             Director (since 2002)                          description
                                                                      Community Advisory
                                                                      Board for Highland
                                                                      Park and Highwood,
                                                                      United Way of the
                                                                      North Shore.

Jack B. Evans               Trustee       .    Term - Indefinite*     President, The Hall-Perrine        161             See
333 West Wacker Drive                                                 Foundation, a private                           Principal
Chicago, IL 60606                         .    Length of Service -    philanthropic corporation                      Occupation
(10/22/48)                                     Since inception        (since 1996); Director and                     description
                                                                      Vice Chairman, United Fire
                                                                      Group, a publicly held company;
                                                                      Adjunct Faculty Member,
                                                                      University of Iowa; Director,
                                                                      Gazette Companies; Life Trustee
                                                                      of Coe College and Iowa
                                                                      College Foundation; formerly,
                                                                      Director, Alliant Energy;
                                                                      formerly, Director, Federal
                                                                      Reserve Bank of Chicago; formerly,
                                                                      President and Chief Operating
                                                                      Officer, SCI Financial Group,
                                                                      Inc. (a regional financial
                                                                      services firm).

William C. Hunter           Trustee       .    Term - Indefinite*     Dean and Distinguished              161            See
333 West Wacker Drive                                                 Professor of Finance, School                     Principal
Chicago, IL 60606                         .    Length of Service -    of Business at the                              Occupation
(3/6/48)                                       Since 2004             University of Connecticut                      description
                                                                      (since 2003); previously,
                                                                      Senior Vice President and
                                                                      Director of Research at the
                                                                      Federal Reserve Bank of
                                                                      Chicago (1995-2003);
                                                                      Director (since 1997),
                                                                      Credit Research Center at
                                                                      Georgetown University;
                                                                      Director (since 2004) of
                                                                      Xerox Corporation; Director
                                                                      SS&C Technologies, Inc.
                                                                      (May 2005 - October 2005).

David J. Kundert            Trustee       .    Term - Indefinite*     Retired (2004) as Chairman,         159            See
333 West Wacker Drive                                                 JPMorgan Fleming Asset                           Principal
Chicago, IL 60606                         .    Length of Service -    Management, President and                       Occupation
(10/28/42)                                     Since 2005             CEO, Banc One Investment                       description
                                                                      Advisors Corporation, and
                                                                      President, One Group Mutual
                                                                      Funds; prior thereto,
                                                                      Executive Vice President,
                                                                      Bank One Corporation and
                                                                      Chairman and CEO, Banc One
                                                                      Investment Management Group;
                                                                      Board of Regents, Luther
                                                                      College; member of the
                                                                      Wisconsin Bar Association;
                                                                      member of Board of Directors,
                                                                      Friends of Boerner Botanical
                                                                      Gardens.

William J. Schneider        Trustee       .    Term - Indefinite*     Chairman, formerly, Senior          161            See
333 West Wacker Drive                                                 Partner and Chief Operating                      Principal
Chicago, IL 60606                         .    Length of Service -    Officer, (retired, December                     Occupation
(9/24/44)                                      Since 2003             2004) Miller-Valentine                         description
                                                                      Partners Ltd., a real estate
                                                                      investment company;
                                                                      formerly, Vice President,
                                                                      Miller-Valentine Realty;
                                                                      Chair of the Finance Committee
                                                                      and member of the Audit
                                                                      Committee, Premier Health
                                                                      Partners, the not-for-profit
                                                                      company of Miami Valley Hospital;
                                                                      President, Dayton Philharmonic
                                                                      Orchestra Association; formerly,
                                                                      Member, Community Advisory Board,
                                                                      National City Bank, Dayton, Ohio;
                                                                      and Business Advisory Council,
                                                                      Cleveland Federal Reserve Bank.

Judith M. Stockdale         Trustee       .    Term - Indefinite*     Executive Director, Gaylord         161            See
333 West Wacker Drive                                                 and Dorothy Donnelley                            Principal
Chicago, IL 60606                         .    Length of Service -    Foundation (since 1994);                        Occupation
(12/29/47)                                     Since 2003             prior thereto, Executive                       description
                                                                      Director, Great Lakes
                                                                      Protection Fund (from 1990
                                                                      to 1994).

Eugene S. Sunshine          Trustee       .    Term - Indefinite*     Senior Vice President for           161            See
333 West Wacker Drive                                                 Business and Finance,                            Principal
Chicago, IL 60606                         .    Length of Service -    Northwestern University                         Occupation
(1/22/50)                                      Since 2005             (since 1997); Director                          description
                                                                      (since 2003), Chicago
                                                                      Board Options Exchange;
                                                                      Director (since 2003),
                                                                      National Mentor Holdings,
                                                                      a privately-held, national
                                                                      provider of home and
                                                                      community-based services;
                                                                      Chairman (since 1997), Board
                                                                      of Directors, Rubicon, a
                                                                      pure captive insurance
                                                                      company owned by Northwestern
                                                                      University; Director (since
                                                                      1997), Evanston Chamber of
                                                                      Commerce and Evanston
                                                                      Inventure, a business
                                                                      development organization.



                                                                                                       Number of
                                                                                                     Portfolios in      Other
                                                                                                          Fund        Director-
                            Position(s)        Term of Office                                           Complex         ships
    Name, Address and          Held            and Length of             Principal Occupation(s)        Overseen       Held by
      Date of Birth          with Funds         Time Served                During Past 5 Years         by Trustee      Trustee
-------------------------   -----------   -------------------------   ----------------------------   -------------   -----------
Trustee who is an interested person of the Funds

Timothy R. Schwertfeger**    Chairman       .    Term - Indefinite*   Chairman (since 1999) and           161            See
333 West Wacker Drive        of the Board                             Trustee (since 1996) of the                     Principal
Chicago, IL 60606            and Trustee    .    Length of Service -  funds advised by Nuveen                        Occupation
(3/28/49)                                        Since inception      Institutional Advisory                         description
                                                                      Corp.***; Chairman (since 1996)
                                                                      and Director of Nuveen
                                                                      Investments, Inc., Nuveen
                                                                      Investments, LLC, Nuveen
                                                                      Advisory Corp., Nuveen
                                                                      Institutional Advisory Corp.
                                                                      and the funds advised by
                                                                      Nuveen Advisory Corp.***;
                                                                      Director (since 1996) of
                                                                      Institutional Capital
                                                                      Corporation; Chairman and
                                                                      Director (since 1997) of
                                                                      Nuveen Asset Management;
                                                                      Chairman and Director of
                                                                      Rittenhouse Asset
                                                                      Management, Inc. (since
                                                                      1999); Chairman of Nuveen
                                                                      Investments Advisers, Inc.
                                                                      (since 2002).




*    Trustees serve an indefinite term until his/her successor is elected.
** "Interested person" is defined in the Investment Company Act of 1940, as amended, by reason of being an officer and director of the Fund's investment adviser, Nuveen Asset Management ("NAM")
*** Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.



     The following table sets forth information with respect to each officer of the Funds, other than Mr. Schwertfeger who is a trustee and is included in the table relating to the trustees. Officers of the Funds receive no compensation from the Funds. The terms of office of all officers will expire in July 2006.



                                                                                                      Number of
                                                                                                    Portfolios in
                          Position(s)          Term of Office                                        Fund Complex
  Name, Address and          Held              and Length of            Principal Occupation(s)       Served by
    Date of Birth         with Funds            Time Served               During Past 5 Years          Officer
---------------------   --------------   -------------------------   ----------------------------   -------------
Officers of the Funds

Gifford R. Zimmerman    Chief            .     Term - Until July     Managing Director (since            161
333 West Wacker Drive   Administrative         2006                  2002), Assistant Secretary
Chicago, IL 60606       Officer                                      and Associate General
(9/9/56)                                 .     Length of Service -   Counsel, formerly, Vice
                                               Since inception       President and Assistant
                                                                     General Counsel of Nuveen
                                                                     Investments, LLC; Managing
                                                                     Director (since 2002),
                                                                     General Counsel (Since 1998)
                                                                     and Assistant Secretary,
                                                                     formerly, Vice President of
                                                                     Nuveen Advisory Corp. and
                                                                     Nuveen Institutional
                                                                     Advisory Corp.*; Managing
                                                                     Director (since 2002),
                                                                     Associate General Counsel
                                                                     and Assistant Secretary,
                                                                     formerly Vice President
                                                                     (since 2000) of Nuveen Asset
                                                                     Management; Assistant
                                                                     Secretary of NWQ Investment
                                                                     Management Company, LLC
                                                                     (since 2002); Vice President
                                                                     and Assistant Secretary of
                                                                     Nuveen Investments Advisers
                                                                     Inc. (since 2002); Managing
                                                                     Director, Associate General
                                                                     Counsel and Assistant
                                                                     Secretary of Rittenhouse
                                                                     Asset Management, Inc.
                                                                     (since 2003); Managing
                                                                     Director (since 2004) and
                                                                     Assistant Secretary (Since 1994)
                                                                     of Nuveen Investments, Inc.;
                                                                     Chartered Financial Analyst.

Julia L. Antonatos      Vice President   .     Term - Until July     Managing Director (since            161
333 West Wacker Drive                          2006                  2005), formerly, Vice
Chicago, IL 60606                                                    President (since 2002);
(9/22/63)                                .     Length of Service -   formerly, Assistant Vice
                                               Since 2004            President (since 2000) of
                                                                     Nuveen Investments, LLC;
                                                                     Chartered Financial Analyst.

Michael T. Atkinson     Vice President   .     Term - Until July     Vice President (since 2002);        161
333 West Wacker Drive                          2006                  formerly, Assistant Vice
Chicago, IL 60606                                                    President (since 2000)of
(2/3/66)                                                             Nuveen Investments, LLC.
                                         .     Length of Service -
                                               Since 2002

                                                                                                      Number of
                                                                                                    Portfolios in
                          Position(s)          Term of Office                                        Fund Complex
  Name, Address and          Held              and Length of            Principal Occupation(s)       Served by
    Date of Birth         with Funds            Time Served               During Past 5 Years          Officer
---------------------   --------------   -------------------------   ----------------------------   -------------
Peter H. D'Arrigo       Vice President   .     Term - Until July     Vice President of Nuveen            161
333 West Wacker Drive   and Treasurer          2006                  Investments, LLC (since
Chicago, IL 60606                                                    1999); Vice President and
(11/28/67)                               .     Length of Service -   Treasurer (since 1999) of
                                               Since inception       Nuveen Investments, Inc.;
                                                                     Vice President and Treasurer
                                                                     (1999-2004) of Nuveen
                                                                     Advisory Corp. and Nuveen
                                                                     Institutional Advisory
                                                                     Corp.*; Vice President and
                                                                     Treasurer of Nuveen Asset
                                                                     Management (since 2002) and
                                                                     of Nuveen Investments
                                                                     Advisers Inc. (since 2002);
                                                                     Assistant Treasurer of NWQ
                                                                     Investment Management Company,
                                                                     LLC. (since 2002); Vice
                                                                     President and Treasurer of
                                                                     Rittenhouse Asset
                                                                     Management, Inc. (since
                                                                     2003); Chartered Financial
                                                                     Analyst.

John N. Desmond        Vice President    .     Term - Until July     Vice President, Director of         161
333 W Wacker Drive                             2006                  Investment Operations, Nuveen
Chicago, IL                                                          Investments, LLC (since
60606 (8/24/61)                          .     Length of Service -   January 2005); formerly,
                                               Since 2005            Director, Business Manager,
                                                                     Deutsche Asset Management
                                                                     (2003-2004), Director, Business
                                                                     Development and Transformation,
                                                                     Deutsche Trust Bank Japan
                                                                     (2002-2003); previously, Senior
                                                                     Vice President, Head of Investment
                                                                     Operations and Systems, Scudder
                                                                     Investments Japan, (2000-2002),
                                                                     Senior Vice President, Head of
                                                                     Plan Administration and
                                                                     Participant Services, Scudder
                                                                     Investments (1995-2002).

Jessica R. Droeger      Vice President   .     Term - Until July     Vice President (since 2002)         161
333 West Wacker Drive   and Secretary          2006                  Assistant Secretary and
Chicago, IL 60606                                                    Assistant General Counsel(since
(9/24/64)                                .     Length of Service -   1998) formerly, Assistant Vice
                                               Since inception       President (since 1998)
                                                                     Nuveen Investments, LLC; Vice
                                                                     President (2002-2004) and
                                                                     Assistant Secretary (1998-2004)
                                                                     formerly, Assistant Vice
                                                                     President of Nuveen Advisory
                                                                     Corp.; Nuveen Institutional
                                                                     Advisory Corp.* and Vice President
                                                                     and Assistant Secretary (since
                                                                     2005) of Nuveen Asset Management.

Lorna C. Ferguson       Vice President   .     Term - Until July     Managing Director (since            161
333 West Wacker Drive                          2006                  2004), formerly Vice
Chicago, IL 60606                                                    President of Nuveen
(10/24/45)                               .     Length of Service -   Investments, LLC; Managing
                                               Since inception       Director (2004), formerly Vice
                                                                     President (1998-2004) of Nuveen
                                                                     Advisory Corp. and Nuveen
                                                                     Institutional Advisory Corp.*;
                                                                     Managing Director (since 2005)
                                                                     of Nuveen Asset Management

William M. Fitzgerald   Vice President   .     Term - Until July     Managing Director (since            161
333 West Wacker Drive                          2006                  2002) formerly Vice President
Chicago, IL 60606                                                    of Nuveen Investments, LLC;
(3/2/64)                                 .     Length of Service -   Managing Director (since 1997) of
                                               Since inception       Nuveen Advisory Corp. and
                                                                     Nuveen Institutional
                                                                     Advisory Corp.*; Managing
                                                                     Director of Nuveen Asset
                                                                     Management (since 2001);
                                                                     Vice President of Nuveen
                                                                     Investments Advisers, Inc. (since
                                                                     2002); Chartered Financial
                                                                     Analyst.

Stephen D. Foy          Vice President   .     Term - Until July     Vice President (since 1993)         161
333 West Wacker Drive   and Controller         2006                  and Funds Controller (since
Chicago, IL 60606                                                    1998) of Nuveen Investments,
(5/31/54)                                .     Length of Service -   LLC; formerly Vice President
                                               Since inception       and Controller of Nuveen
                                                                     Investments, Inc.(1998-2004);
                                                                     Certified Public Accountant.

James D. Grassi         Vice President   .     Term - Until July     Vice President and Deputy           161
333 West Wacker Drive   and Chief              2006                  Director of Compliance
Chicago, IL 60606       Compliance                                   (since 2004) of Nuveen
(4/13/56)               Officer          .     Length of Service -   Investments, LLC, Nuveen
                                               Since 2004            Investments Advisers Inc.,
                                                                     Nuveen Asset Management,
                                                                     Nuveen Advisory Corp.,
                                                                     Nuveen Institutional
                                                                     Advisory Corp.* and
                                                                     Rittenhouse Asset
                                                                     Management, Inc.; formerly,
                                                                     Senior Attorney (1994-2004),
                                                                     The Northern Trust Company.

David J. Lamb           Vice President   .     Term - Until July     Vice President of Nuveen            161
333 West Wacker Drive                          2006                  Investments, LLC (since
Chicago, IL 60606                                                    2000); Certified
(3/22/63)                                .     Length of Service -   Public Accountant.
                                               Since inception

Tina M. Lazar           Vice President   .     Term - Until July     Vice President of Nuveen            161
333 West Wacker Drive                          2006                  Investments, LLC (since
Chicago, IL 60606                                                    1999).
(6/27/61)                                .     Length of Service -
                                               Since 2002

Larry W. Martin         Vice President   .     Term - Until July     Vice President, Assistant           161
333 West Wacker Drive   and Assistant          2006                  Secretary and Assistant
Chicago, IL 60606       Secretary                                    General Counsel of Nuveen
(7/27/51)                                .     Length of Service -   Investments, LLC; Vice
                                               Since inception       President and Assistant
                                                                     Secretary of Nuveen Advisory
                                                                     Corp. and Nuveen
                                                                     Institutional Advisory
                                                                     Corp.*; Vice President (since
                                                                     2005) and Assistant Secretary
                                                                     of Nuveen Investments, Inc.;
                                                                     Vice President (since 2005) and
                                                                     Assistant Secretary (since 1997)
                                                                     of Nuveen Asset Management;
                                                                     Vice President (since 2000),
                                                                     Assistant Secretary and
                                                                     Assistant General Counsel
                                                                     (since 1998) of Rittenhouse
                                                                     Asset Management, Inc.; Vice
                                                                     President and Assistant
                                                                     Secretary of Nuveen
                                                                     Investments Advisers Inc.
                                                                     (since 2002); Assistant
                                                                     Secretary of NWQ Investment
                                                                     Management Company, LLC
                                                                     (since 2002).


* Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

     The Trustees of the Trust are directors or trustees, as the case may be, of 161 open-end and closed-end funds, except Mr. Kundert is director or trustee of 159 open-end and closed-end funds sponsored by Nuveen. None of the independent trustees has ever been a director, officer, or employee of, or a consultant to, NAM, Nuveen or their affiliates.


     The following table shows, for each Trustee who is not affiliated with Nuveen or NAM, (1) the aggregate compensation paid by the Trust for its fiscal year ended September 30, 2005, (2) the amount of total compensation paid by the Trust that has been deferred, and (3) the total compensation paid by the Nuveen fund complex during the fiscal year ended September 30, 2005.




                                            Amount of         Total
                                              Total       Compensation
                            Aggregate      Compensation    from Fund
                          Compensation    that Has Been     and Fund
    Name of Trustee       From Trust/1/    Deferred/2/     Complex/3/
-----------------------   -------------   -------------   ------------
Timothy R. Schwertfeger       $ --             $--          $     --
Robert P. Bremner              542               0           123,225
Lawrence H. Brown              542               0           120,125
Jack B. Evans                  544               0           125,500
William C. Hunter/4/           535               0           107,375
David J. Kundert/5/            520               0            45,685
William J. Schneider           542               0           120,375
Judith M. Stockdale            534               0           109,225
Eugene S. Sunshine/5/          526               0            48,935



/1/ The compensation paid to the independent Trustees for the fiscal year ended September 30, 2005 for services to the Trust.

/2/ Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.

/3/ Based on the compensation paid (including any amounts deferred) to the Trustees for the one year period ending September 30, 2005 for services to the open-end and closed-end funds.

/4/ Trustee Hunter was appointed to the Board of Trustees of the Nuveen Funds in 2004.

/5/ Trustees Kundert and Sunshine were appointed to the Board of Trustees of the Nuveen Funds in 2005.


     The Funds have no employees. Their officers are compensated by Nuveen Investments, Inc. or affiliates of Nuveen Investments, Inc.

Compensation


     The trustee affiliated with Nuveen and NAM serves without any compensation from the Funds. Trustees who are not affiliated with Nuveen or NAM ("Independent Trustees") receive a $90,000 annual retainer plus (a) a fee of $2,500 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,000 per meeting for attendance in person where such in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,500 per meeting for attendance in person or by telephone at an audit committee meeting; (d) a fee of $1,500 per meeting for attendance in person at a compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings (including shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Lead Independent Director receives $20,000, the chairpersons of the audit committee and the compliance, risk management and regulatory oversight committee receive $7,500 and the chairperson of the nominating and governance committee receives $5,000 as additional retainers to the annual retainer paid to such individuals. Independent Board Members also receive a fee of $2,000 per day for site visits on days on which no regularly scheduled board meeting is held to entities that provide services to the Nuveen funds. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committee, however, in general such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the funds managed by NAM, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund.


     The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2005:



                                                                           Aggregate Dollar Range of
                                                                            Equity Securities in All
                          Dollar Range of Equity Securities in the Funds     Registered Investment
                          ----------------------------------------------     Companies Overseen by
                              Short Duration     Core      High Yield         Trustee in Family of
Name of Trustee                 Bond Fund      Bond Fund    Bond Fund         Investment Companies
-----------------------       -------------    ---------   ----------      -------------------------
Robert P. Bremner                   $0             $0          $0                over $100,000
Laurence H. Brown                   $0             $0          $0                over $100,000
Jack B. Evans                       $0             $0          $0                over $100,000
William C. Hunter                   $0             $0          $0                over $100,000
David J. Kundert                    $0             $0          $0               $50,001-$100,000
William J. Schneider                $0             $0          $0                over $100,000
Timothy R. Schwertfeger             $0             $0          $0                over $100,000
Judith M. Stockdale                 $0             $0          $0                over $100,000
Eugene S. Sunshine                  $0             $0          $0                over $100,000


     The independent trustees who are not interested persons of the Trust have represented that they do not own beneficially or of record, any security of NAM, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM or Nuveen.

     Nuveen Investments, Inc. ("JNC") maintains its charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program.


     The independent trustees of the funds managed by NAM are eligible to participate in the matching contribution program of JNC. Under the matching program, JNC will match the personal contributions of a trustee to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year.


     As of April 28, 2006, the officers and trustees of each Fund, in the aggregate, own less than 1% of the shares of each Fund. As of April 28, 2006, NAM and Nuveen Investments own all of the shares of the Funds and as a result have the ability to significantly affect the outcome of any matter requiring a shareholder vote.


Committees

     The Board of Trustees of the Funds has five standing committees: the Executive Committee, the Audit Committee, the Nominating and Governance Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee.

     Robert P. Bremner, Judith M. Stockdale, and Timothy R. Schwertfeger, Chair, serve as the current members of the Executive Committee of each Fund's Board of Trustees. Each Fund's Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. During the fiscal year ended September 30, 2005, the Executive Committee did not meet.

     The Dividend Committee is authorized to declare distributions on each Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Timothy R. Schwertfeger, Chair, Lawrence H. Brown and Jack B. Evans. During the fiscal year ended September 30, 2005 the Dividend Committee did not meet.

     The Audit Committee monitors the accounting and reporting policies and practices of each Fund, the quality and integrity of the financial statements of each Fund, compliance by each Fund with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the Audit Committee are Jack B. Evans, Chair, Robert P. Bremner, Lawrence H. Brown, William J. Schneider and Eugene S. Sunshine, trustees of each Fund who are not interested persons of each Fund. The Audit Committee has adopted a written charter. During the fiscal year ended September 30, 2005, the Audit Committee met two times.

     Nomination of those trustees who are not "interested persons" of each Fund is committed to a Nominating and Governance Committee composed of the trustees who are not "interested persons" of each Fund. The Committee operates under a written charter adopted and approved by the Board of Trustees. The Nominating and Governance Committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities--including retaining special counsel and other experts or consultants at the expense of each Fund. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Lawrence H. Brown, Jack B. Evans, William C. Hunter, David J. Kundert, Judith M. Stockdale and Eugene S. Sunshine. During the fiscal year ended September 30, 2005, the Nominating and Governance Committee met three times.

     The Funds have appointed a lead director who will serve as the chairman of the Nomination and Governance Committee. The purpose of the lead director role is one of coordination and assuring the appropriate and efficient functioning of the Board and the Board process. The lead director (i) organizes and leads independent directors sessions scheduled in connection with regular Board meetings, (ii) ensures an appropriate level and amount of communication among independent directors between scheduled meetings, (iii) works with external counsel and management staff in connection with Board meetings, including the contract renewal process, (iv) leads the process of annual Board self-assessment and follows up on recommendations, and (v) oversees Board operations as it relates to the independent directors.

The Compliance, Risk Management and Regulatory Oversight Committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Funds that are not otherwise the jurisdiction of the other board committees. As part of its duties regarding compliance matters, the Committee is responsible for the oversight of the Pricing Procedures of the Funds and the Valuation Group. The members of the Compliance, Risk Management and Regulatory Oversight Committee are Lawrence H. Brown, William C. Hunter, David J. Kundert, William J. Schneider, Chair, and Judith M. Stockdale. The Committee has adopted a written charter. During the fiscal year ended September 30, 2005, the Compliance, Risk Management and Regulatory Oversight Committee met three times.

Proxy Voting Procedures

     The Funds invest their assets primarily in fixed income securities, derivative instruments and cash management securities. On rare occasions a Fund may acquire, directly or through a special purpose vehicle, equity securities of certain issuers whose securities the Fund already owns when such securities have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed issuer, NAM may pursue the Fund's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, but nevertheless provides reports to the Fund's Board of Trustees on its control activities on a quarterly basis.

     In the rare event that an issuer were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the Securities and Exchange Commission ("SEC") on Form N-PX, and the results provided to the Fund's Board of Trustees and made available to shareholders as required by applicable rules.


     Information regarding how each Fund voted proxies relating to portfolio securities is available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

Generally


     NAM acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. NAM also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. NAM is a Delaware corporation and its address is 333 West Wacker Drive, Chicago, Illinois 60606. For additional information regarding the management services performed by NAM, see "Who Manages the Funds" in the Prospectus.

     NAM is an affiliate of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606, which is also the principal underwriter of the Funds' shares. Nuveen is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Exchange-Traded Funds. Nuveen and NAM are subsidiaries of Nuveen Investments, Inc., which is a publicly-traded company.


     For the fund management services and facilities furnished by NAM, each of the Funds has agreed to pay an annual management fee at rates set forth in the Prospectus under "Who Manages the Funds." In addition NAM agreed to waive all or a portion of its management fee or reimburse certain expenses of the Funds. The Prospectus includes current expense waivers and expense reimbursements for the Funds.


     Each Fund's management fee is divided into two components--a complex-level component, based on the aggregate amount of all funds assets managed by NAM and its affiliates, and a specific fund-level component, based only on the amount of assets within each individual fund. The pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by NAM and its affiliates. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented.


     Each of the Funds has agreed to pay an annual fund-level management fee payable monthly, based upon the average daily net assets of each Fund as follows:

                                                    Fund-Level Fee
--------------------------------------------------------------------------------
                                          Nuveen                     Nuveen High
Average Daily                         Short Duration   Nuveen Core    Yield Bond
Net Assets                               Bond Fund      Bond Fund        Fund
--------------------------------------------------------------------------------
For the first $125 million                0.2000%        0.3000%       0.4000%
For the next $125 million                 0.1875%        0.2875%       0.3875%
For the next $250 million                 0.1750%        0.2750%       0.3750%
For the next $500 million                 0.1625%        0.2625%       0.3625%
For the next $1 billion                   0.1500%        0.2500%       0.3500%
For net assets over $2 billion            0.1250%        0.2250%       0.3250%

     The annual complex-level management fee for the Funds, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:


                                                                        Complex-
                                                                       Level Fee
Complex-Level Assets/1/                                                   Rate
-----------------------                                                ---------
For the first $55 billion                                                .2000%
For the next $1 billion                                                  .1800%
For the next $1 billion                                                  .1600%
For the next $3 billion                                                  .1425%
For the next $3 billion                                                  .1325%
For the next $3 billion                                                  .1250%
For the next $5 billion                                                  .1200%
For the next $5 billion                                                  .1175%
For the next $15 billion                                                 .1150%
For Managed Assets over $91 billion/2/                                   .1400%


/1/ The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

/2/ With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.


     The following table sets forth the management fees (net of fee waivers and expense reimbursements) paid by the Funds and the fees waived and expenses reimbursed by NAM for the specified periods.



                                    Amount of Management Fees (Net of
                                         Fee Waivers and Expense        Amount of Fees Waived and
                                          Reimbursements by NAM)        Expenses Reimbursed by NAM
                                    ---------------------------------   --------------------------
                                                 12/20/04-                       12/20/04-
                                                  9/30/05                         9/30/05
                                    ---------------------------------   --------------------------
Nuveen Short Duration Bond Fund ...              $    --                         $46,622
Nuveen Core Bond Fund .............                   --                          57,955
Nuveen High Yield Bond Fund .......               17,833                          39,089

     In addition to the management fee, each Fund also pays a portion of the Trust's general administrative expenses allocated in proportion to the net assets of each Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.


     The Funds, the other Nuveen funds, NAM, and other related entities have adopted a code of ethics, which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

Investment Team


          The Investment Team is primarily responsible for the day-to-day management of the Funds' portfolios. There are currently five members of the Investment Team, as follows:
                                Andrew J. Stenwall
                                Ronald R. Lagnado
                                Christian Romon
                                Saied Simozar
                                Steven L. Vielhaber

Compensation


Salary and Cash Bonus. In addition to a salary, each member of the investment team is eligible to receive an annual cash bonus. The level of these bonuses are based upon evaluations and determinations made by Mr. Stenwall for all team members reporting to him, and for all team members, including Mr. Stenwall, evaluations and determinations made by the CEO and President of the parent company, Nuveen Investments, Inc. These reviews and evaluations take into account a number of factors, including the effectiveness of the team's investment strategies, the performance of the accounts for which the team serves as portfolio management relative to any benchmarks established for the accounts, the team's effectiveness in communicating investment performance to shareholders and their representatives, and the team's contribution to the investment adviser's investment process and execution of investment strategies. The cash bonus component is also impacted by the overall performance of the parent company in achieving its business objectives.

Long-Term Incentive Compensation. Each member of the investment team is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The account of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in long-term potential with the firm.

     In addition to the Funds, as of September 30, 2005, the Investment Team managed the investment vehicles with the number of accounts and assets set forth in the table below:



                          Accounts managed by Investment Team
                               (as of September 30, 2005)


                                Type of Account            Number of
Portfolio Manager                   Managed                Accounts       Assets*
-------------------   --------------------------------   ------------   -----------
Andrew J. Stenwall    Registered Investment Company            3        $30 million
                      Other Pooled Investment Vehicles         0                  0
                      Other Accounts                          12        285 million

Ronald R. Lagnado     Registered Investment Company            3         30 million
                      Other Pooled Investment Vehicles         0                  0
                      Other Accounts                          11        285 million

Christian Romon       Registered Investment Company            3         30 million
                      Other Pooled Investment Vehicles         0                  0
                      Other Accounts                          12        285 million

Saied Simozar         Registered Investment Company            3         30 million
                      Other Pooled Investment Vehicles         0                  0
                      Other Accounts                          14        285 million

Steven L. Vielhaber   Registered Investment Company            3         30 million
                      Other Pooled Investment Vehicles         0                  0
                      Other Accounts                          15        285 million



* Assets are as of September 30, 2005. None of the assets are subject to an advisory fee based on performance.

     Material Conflicts of Interest. The Funds' investment team's simultaneous management of the Fund and the other registered investment companies and other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities and Currency Investments orders placed on behalf of the Fund. NAM has adopted several policies that address such potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio trades under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time, and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, the Subadviser has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

     Beneficial Ownership of Securities. As of the date of this Statement of Additional Information, none of the members of the portfolio management team beneficially own any stock issued by the Funds.


PORTFOLIO TRANSACTIONS

     NAM is responsible for decisions to buy and sell securities for the Funds, the negotiation of the prices to be paid or received for principal trades, and the allocation of transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter in a new issue offering or in the over-the-counter secondary market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.


     It is the policy of NAM to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the respective adviser and its advisees. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Funds' futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the portfolio manager considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of a Fund's shares.

     Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

     In light of the above, in selecting brokers, the portfolio manager considers investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the portfolio manager determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to NAM or the Funds. NAM believes that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. The Investment Management Agreement provides that such higher commissions will not be paid by the Funds unless the adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Funds to NAM under the Investment Management Agreement are not reduced as a result of receipt by NAM of research services.

     NAM places portfolio transactions for other advisory accounts managed by them. Research services furnished by firms through which the Funds effect their securities transactions may be used by NAM in servicing all of its accounts; not all of such services may be used by NAM in connection with the Funds. NAM believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by them. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, NAM believes such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. NAM seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Fund and other advisory accounts, the main factors considered by NAM are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

     The Funds expect that substantially all portfolio transactions for fixed income securities will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions. Brokerage will not be allocated based on the sale of a Fund's shares. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it may be the practice of the Funds to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to NAM. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to NAM's own research efforts, the receipt of research information is not expected to reduce significantly NAM's expenses. While NAM will be primarily responsible for the placement of the portfolio transactions of the Funds, the policies and practices of NAM in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

     The following table sets forth the aggregate amount of brokerage commissions paid by the Funds for the specified period.



                                       Aggregate Amount of Brokerage Commissions
                                       -----------------------------------------
                                                        12/20/04-
                                                         9/30/05
                                       -----------------------------------------
Nuveen Short Duration Bond Fund ......                   $1,596
Nuveen Core Bond Fund ................                    1,528
Nuveen High Yield Bond Fund ..........                      495



The Funds have acquired during the fiscal year ended September 30, 2005 the securities of their regular brokers or dealers as defined in rule 10b-1 under the Investment Company Act of 1940 or of the parents of the brokers or dealers. The following table sets forth those brokers or dealers and states the value of the Funds' aggregate holdings of the securities of each issuer as of close of the fiscal year ended September 30, 2005.



                                                                                                               Aggregate Fund
                                                                                                                 Holdings of
                                                                                                                Broker/Dealer
                                                                                                              or Parent (as of
Fund                     Broker/Dealer           Issuer                                                      September 30, 2005)
----                     -------------           ------                                                      -------------------
Nuveen Short Duration    JP Morgan               JP Morgan - Agreement dated May 18,                                       $ 3,869*
Bond Fund                International           2005 to pay every 28 days the
                         Derivatives Limited     notional amount (750,000 Mexican Pesos)
                                                 multiplied by the 28-day MXN-TIIE
                                                 (Mexican Interbank Money Market Rate)
                                                 and receive every 28 days the notional
                                                 amount multiplied by 10.370%
                                                 (annualized). The termination date of
                                                 this agreement is 5/13/10.

Nuveen Core              JP Morgan               JPMorgan Chase & Co.                                                       28,949
Bond Fund                International
                         Derivatives Limited

                         JP Morgan               JP Morgan - Agreement dated May 18,                                         3,869*
                         International           2005 to pay  every 28 days
                         Derivatives Limited     the notional amount (750,000 Mexican Pesos)
                                                 multiplied by the 28-day MXN-TIIE
                                                 (Mexican Interbank Money Market Rate)
                                                 and receive every 28 days the notional
                                                 amount multiplied by 10.370%
                                                 (annualized). The termination date of
                                                 this agreement is 5/13/10.


* Unrealized Appreciation (Depreciation) (U.S. Dollars)


     Under the Investment Company Act of 1940, a Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

     As stated in the Prospectus, the net asset value of the shares of the Funds will be determined separately for each class of the Funds' shares by State Street Bank & Trust Company, the Funds' custodian, as of the close of trading (normally 4:00 p.m. New York Time) on each day on which the New York Stock Exchange (the "NYSE") is normally open for trading. The NYSE is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing (a) the market value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by (b) the number of shares of the class outstanding.

     In determining net asset value, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are generally valued at the last sales price that day. However, securities admitted to trade on the NASDAQ National Market are valued, except as indicated below, at the NASDAQ Official Closing Price. Common stocks and other equity securities not listed on a securities exchange or NASDAQ National Market are valued at the most recent bid prices. In determining net asset value for fixed income securities, the Funds' custodian utilizes the valuations of portfolio securities furnished by an independent pricing service approved by the trustees. Securities for which quotations are not readily available (which constitute the vast majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.


     Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principal, the current "fair value" of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.


     Regardless of the method employed to value a particular security, all valuations are subject to review by a Fund's Board of Trustees or its delegate who may determine the appropriate value of a security whenever the value as calculated is significantly different from the previous day's calculated value.


     If a Fund holds securities that are primarily listed on foreign exchanges, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

TAX MATTERS

Federal Income Tax Matters

     This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

     Fund Status. Each Fund intends to qualify as a "regulated investment company" under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

     Distributions. Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund's distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, a Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

     Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Funds, because the dividends received deduction is generally not available for distributions from regulated investment companies.

     If You Sell or Redeem Shares. If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your Units is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

     Taxation of Capital Gains and Losses. Under the "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2009. For periods not covered by the Tax Act, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000 with a holding period of more than five years. Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from your Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. In addition, the Internal Revenue Code treats certain capital gains as ordinary income in special situations.

     In-Kind Distributions. Under certain circumstances, as described in this prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when your Fund terminates. This distribution is subject to taxation and you will recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received.

     Deductibility of Fund Expenses. Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income. Your deductions for expenses may be further limited to the extent they are attributable to a Fund that pays exempt interest dividends.

     Foreign Tax Credit. If a fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

PERFORMANCE INFORMATION

     Each Fund may quote its yield, distribution rate, beta, average annual total return or cumulative total return in reports to shareholders, sales literature and advertisements each of which will be calculated separately for each class of shares.

     In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield=2[( a - b +1 ) /6/ - 1]
                                    -----
                                     cd

     In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 5.75%.


     In computing yield, each Fund follows certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

     Each Fund may from time to time in its advertising and sales materials report a quotation of their current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. The distribution rate is computed by taking the most recent dividend per share, multiplying it as needed to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Defined Portfolios, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.


     Each Fund may from time to time in its advertising and sales literature quote its beta. Beta is a standardized measure of a security's risk (variability of returns) relative to the overall market, i.e., the proportion of the variation in the security's returns that can be explained by the variation in the return of the overall market. For example, a security with a beta of 0.85 is expected to have returns that are 85% as variable as overall market returns. Conversely, a security with a beta of 1.25 is expected to have returns that are 125% as variable as overall market returns. The beta of the overall market is by definition 1.00.

     The formula for beta is given by:

Beta = SUM A * B / C

where

          A = (X//i// - X), i=1,..., N
          B = (Y//i// - Y), i=1,..., N
          C = SUM (X//i// - X)/2/, i=1,..., N
          X //i// = Security Return in period i
          Y //i// = Market Return in period i
          X = Average of all observations X//i//
          Y = Average of all observations Y//i//
          N = Number of observations in the measurement period

     All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time. Average annual total return and cumulative total return are based upon the historical results of a Fund and are not necessarily representative of the future performance of a Fund.

     The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

     The Funds may also provide after tax average annual total return quotations calculated according to formulas prescribed by the SEC. These returns may be presented after taxes on distributions and after taxes on distributions and redemption. We assume all distributions by a Fund, less the taxes due on those distributions, are reinvested on the reinvestment dates during the period. Taxes are calculated using the highest individual marginal federal income tax rate in effect on the reinvestment date.

     Average annual total return after taxes on distributions is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:

P(1+T)/n/=ATV\\D\\

Where:

          P = a hypothetical initial payment of $1,000.

          T = average annual total return (after taxes on distributions).

          n = number of years.

          ATV\\D\\ = ending value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period after taxes on distributions but not on redemption.

Average annual total return after taxes on distributions and redemption is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:

P(1+T)/n/=ATV\\DR\\

Where:

          P = a hypothetical initial payment of $1,000.

          T = average annual total return (after taxes on distributions and redemption).

          n = number of years.

          ATV\\DR\\ = ending value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period after taxes on distributions and redemption.

     Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by each Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included. Average annual and cumulative total returns may also be presented in advertising and sales literature without the inclusion of sales charges. In addition, each Fund may present cumulative total returns on an after-tax basis. After-tax total returns may be computed in accordance with a standardized method prescribed by SEC rules and may also be computed by using non-standardized methods.

     From time to time, each Fund may compare its risk-adjusted performance with other investments that may provide different levels of risk and return. For example, a Fund may compare its risk level, as measured by the variability of its periodic returns, or its risk-adjusted total return, with those of other funds or groups of funds. Risk-adjusted total return would be calculated by adjusting each investment's total return to account for the risk level of the investment.

     The risk level for a class of shares of a Fund, and any of the other investments used for comparison, would be evaluated by measuring the variability of the investment's return, as indicated by the standard deviation of the investment's monthly returns over a specified measurement period (e.g., two years). An investment with a higher standard deviation of monthly returns would indicate that a fund had greater price variability, and therefore greater risk, than an investment with a lower standard deviation.

     The risk-adjusted total return for a class of shares of a Fund and for other investments over a specified period would be evaluated by dividing (a) the remainder of the investment's annualized two-year total return, minus the annualized total return of an investment in Treasury bill securities (essentially a risk-free return) over that period, by (b) the standard deviation of the investment's monthly returns for the period. This ratio is sometimes referred to as the "Sharpe measure" of return. An investment with a higher Sharpe measure would be regarded as producing a higher return for the amount of risk assumed during the measurement period than an investment with a lower Sharpe measure.


     Class A Shares of each Fund are sold at net asset value plus the current maximum sales charge stated in the Prospectus. This current maximum sales charge will typically be used for purposes of calculating performance figures. Returns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of the Funds include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

     In reports or other communications to shareholders or in advertising and sales literature, a Fund may also compare its performance or the performance of its portfolio manager with that of, or reflect the performance of: (1) the Consumer Price Index; (2) equity mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine; and/or
(3) the S&P 500 Index, the S&P/Barra Value Index, the Russell 1000 Value Index, the Lehman Aggregate Bond Index, or unmanaged indices reported by Lehman Brothers. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period.

     There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges.

     Each Fund may also from time to time in its advertising and sales literature compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds or indices that represent these types of investments. U.S. Government bonds are long-term investments backed by the full faith and credit of the U.S. Government. Bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES AND SHAREHOLDER PROGRAMS

     As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

     Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares as described below.


     Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees, for those classes that pay such fees.


     The minimum initial investment is $3,000 per fund share class ($1,000 for individual retirement accounts, $500 for educational individual retirement accounts, $50 if you establish a systematic investment plan, and $250 for accounts opened through fee-based programs).

     The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) Securities and Exchange Commission ("SEC") and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) directors' fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Class A Shares


     Class A Shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of ..25%. See "Distribution and Service Plans." Set forth below is an example of the method of computing the offering price of the Class A shares of each of the Funds. The example assumes a purchase on September 30, 2005 of Class A shares of a Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.



                                                         Nuveen Short                   Nuveen
                                                           Duration     Nuveen Core   High Yield
                                                          Bond Fund      Bond Fund     Bond Fund
                                                         ------------   -----------   -----------
Net Asset Value per share                                   $19.69         $19.73        $19.39

Per Share Sales Charge--2.00%, 3.75% and 4.75%,
respectively, of public offering price (2.03%, 3.90% and
5.00%, respectively, of net asset   value per share)           .40            .77           .97
                                                            ------         ------        ------
Per Share Offering Price to the Public                      $20.09         $20.50        $20.36


     Each Fund receives the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

     Certain commercial banks may make Class A Shares of the Funds available to their customers on an agency basis. Pursuant to the agreements between Nuveen and these banks, some or all of the sales charge paid by a bank customer in connection with a purchase of Class A Shares may be retained by or paid to the bank. Certain banks and other financial institutions may be required to register as securities dealers in certain states.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Share Purchase Availability

Rights of Accumulation


     You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your shares of any Nuveen Mutual Fund, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. You or your financial advisor must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.


Letter of Intent


     You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Fund's Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A Shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own and any Class B and Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio, or otherwise.

     By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial advisor, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

     You or your financial advisor must notify Nuveen or the Funds' transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

     For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse (or equivalent if recognized under local law) and your children under 21 years of age, whether these purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Reinvestment of Nuveen Defined Portfolio Distributions

     You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various municipal Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases. Nuveen is no longer sponsoring new Defined Portfolios.

     Also, investors will be able to buy Class A Shares at net asset value by using the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the Defined Portfolio termination/maturity occurred not more than 90 days prior to reinvestment.

Group Purchase Programs


     If you are a member of a qualified group, you may purchase Class A Shares of any Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

     Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant in the program is $50 provided that the group initially invests at least $3,000 in the Fund and the minimum monthly investment in Class A Shares of any Fund or portfolio by each participant is $50. No certificate will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

     To establish a group purchase program, both the group itself and each participant must fill out the appropriate application materials, which the group administrator may obtain from the group's financial advisor or by calling Nuveen toll-free at 800-257-8787.

Elimination of Sales Charge on Class A Shares

     Class A Shares of a Fund may be purchased at net asset value without a sales charge, by the following categories of investors:

     . investors purchasing $1,000,000 or more; Nuveen may pay Authorized Dealers on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amount;


     . officers, trustees and former trustees of the Nuveen and former Flagship Funds;

     . bona fide, full-time and retired employees of Nuveen, and subsidiaries thereof, or their immediate family members (immediate family members are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings);


     . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;


     . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

     . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;


     . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services;

     . employer-sponsored retirement plans except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans; and

     . with respect to purchases by employer-sponsored retirement plans with at least 25 employees and which either (a) make an initial purchase of one or more Nuveen mutual funds aggregating $500,000 or more; or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million. Unless the authorized dealer elects to waive the commission, a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived.


     Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund. You or your financial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.


     Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by each Fund.


Class R Share Purchase Eligibility


     Class R Shares are available for purchases of $10 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

     . officers, trustees and former trustees of the Trust or any Nuveen-sponsored registered investment company and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members;

     . bona fide, full-time and retired employees of Nuveen, and subsidiaries thereof, or their immediate family members;

     . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;


          (any shares purchased by investors falling within any of the first three categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund.)


     . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

     . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;


     . institutional advisory clients of Nuveen and its affiliates investing $1,000,000 or more; and


     . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and


     . employer-sponsored retirement plans except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans.


      In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such Defined Portfolios in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Intermediate Duration Municipal Bond Fund, formerly called Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.


     If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.


     The reduced sales charge programs may be modified or discontinued by the Funds at any time.


     For more information about the purchase of Class A Shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen Investor Services toll-free at (800) 257-8787.

Class B Shares


     You may purchase Class B Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Since Class B Shares are sold without an initial sales charge, the full amount of your purchase payment will be invested in Class B Shares. Class B Shares are subject to an annual distribution fee to compensate Nuveen for its costs in connection with the sale of Class B Shares, and are also subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing financial advice and other account services. Each Fund has established a maximum purchase amount for the Class B Shares of the Funds. Class B Shares purchase orders equaling or exceeding $100,000 will not be accepted. In addition, purchase orders for a single purchaser that, when added to the value that day of all such purchaser's shares of any class of any Nuveen Mutual Fund, cause the purchaser's cumulative total of shares in Nuveen Mutual Funds to equal or exceed the aforementioned limit will not be accepted. In addition, Class B Shares are not available for the Short Duration Bond Fund. Purchase orders for a single purchaser equal to or exceeding the foregoing limit should be placed only for Class A or Class C Shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the Authorized Dealer, and the Fund receives written confirmation of such approval.


     You may be subject to a CDSC if you redeem your Class B shares prior to the end of the sixth year after purchase. See "Reduction or Elimination of Contingent Deferred Sales Charge" below. Nuveen compensates Authorized Dealers for sales of Class B

Shares at the time of sale at the rate of 4.00% of the amount of Class B Shares purchased, which represents a sales commission of 3.75% plus an advance on the first year's annual service fee of .25%.

     Class B Shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares' cost or net asset value at the time of redemption.

     Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

Class C Shares

     You may purchase Class C Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C Shares are subject to an annual distribution fee of .75% to compensate Nuveen for paying your financial advisor an ongoing sales commission. Class C Shares are also subject to an annual service fee of .25% to compensate Authorized Dealers for providing you with on-going financial advice and other account services. Nuveen compensates Authorized Dealers for sales of Class C Shares at the time of the sale at a rate of 1% of the amount of Class C Shares purchased, which represents an advance of the first year's distribution fee of .75% plus an advance on the first year's annual service fee of .25%. See "Distribution and Service Plans."


     Class C Share purchase orders equaling or exceeding $1,000,000 will not be accepted. In addition, purchase orders for a single purchaser that, when added to the value that day of all of such purchaser's shares of any class of any Nuveen Mutual Fund, cause the purchaser's cumulative total of shares in Nuveen Mutual Funds to equal or exceed the aforementioned limit will not be accepted. Purchase orders for a single purchaser equal to or exceeding the foregoing limit should be placed only for Class A Shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the Authorized Dealer, and the Fund receives written confirmation of such approval.


     Redemptions of Class C Shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C Shares do not convert to Class A Shares and continue to pay an annual distribution fee indefinitely, Class C Shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Reduction or Elimination of Contingent Deferred Sales Charge


     Class A Shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A Shares purchased at net asset value on or after July 1, 1996, because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase (except in cases where the shareholder's financial advisor agreed to waive the right to receive an advance of the first year's distribution and service fee).


     In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins on the date of purchase. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases on net asset value above the initial purchase price. Nuveen receives the amount of any CDSC shareholders pay.

     The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner);
(iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder;
(iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; (vii) redemptions in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund; (viii) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; (ix) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; (x) redemptions of Class A, Class B or Class C Shares if the proceeds are transferred to an account managed by another Nuveen Adviser and the adviser refunds the advanced service and distribution fees to Nuveen; and (xi) redemptions of Class C Shares in cases where (a) you purchase shares after committing to hold the shares for less than one year and (b) your adviser consents up front to receiving the appropriate service and distribution fee on the Class C Shares on an ongoing basis instead of having the first year's fees advanced by Nuveen. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.

     In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Nuveen IRA accounts).

Shareholder Programs

Exchange Privilege

     You may exchange shares of a class of any of the Funds for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of a Fund at net asset value without a sales charge.

     If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.


     The shares to be purchased must be offered in your state of residence. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. For federal income tax purposes, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by a Fund at any time.

     The exchange privilege is not intended to permit a Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, each Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. (See "Frequent Trading Policy" below.)

Reinstatement Privilege

     If you redeemed Class A, Class B or Class C Shares of a Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption

     Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that trading of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Commission by order may permit for protection of Fund shareholders.

Redemption In Kind


     Each Fund has reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in-kind. Each Fund voluntarily has committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the 90-day period.


Frequent Trading Policy

     The Funds' Frequent Trading Program is as follows:


     Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Funds recognize the need of investors periodically to make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.


     1.   Definition of Round Trip

     A Round Trip trade is the purchase and subsequent redemption of a substantially similar dollar amount of Fund shares within a 60-day period representing at least 25% of the value of the shareholder's account on the date of the most recent transaction. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.

     2.   Round Trip Trade Limitations

     Nuveen Funds limit the frequency of Round Trip trades that may be placed in a Fund. For transactions of an amount less than 1% of a Fund's net assets, an investor may make no more than four Round Trips per trailing 12-month period, and no more than one Round Trip every 30 days. For transactions of an amount equal to or greater than 1% of a Fund's net assets, an investor may make no more than two Round Trips per trailing 12-month period, and no more than one Round Trip every 30 days. A purchase transaction identified as being by a Frequent Trader (defined below) may not exceed $1 million for a single shareholder account or in the aggregate for a group of shareholder accounts controlled by a financial advisor or otherwise determined by the Funds to be related.

Nuveen Funds will restrict the trading privileges of any shareholder who makes a Round Trip trade within a 30-day period, and also reserves the right to restrict the trading privileges of a financial advisor acting on behalf of such a shareholder.

     3.   Definition of Frequent Trader

     An investor (and/or the investor's financial advisor) who makes more than one Round Trip trade will be deemed a Frequent Trader. Nuveen Funds reserve the right to deem any investor (and/or their financial advisor) as a Frequent Trader based on the size, pattern or other characteristics of their trading activity. Frequent Traders are subject to specific rules regarding the size and process for submission of their trades.

     4.   Rules Governing Trades Placed by Frequent Traders


     Frequent Traders must place their orders telephonically directly with Nuveen. (Please note that telephonic redemption orders cannot exceed $50,000 unless the shareholder has established wire transfer instructions with the transfer agent.) All orders must be placed prior to 1:00 p.m. New York time and are non-cancelable. Orders may be placed for next-day settlement, but Nuveen Funds reserve the right to require that a trade be placed for regular-way settlement. Nuveen Funds will not accept further purchase orders if the value of a Frequent Trader's account(s) exceeds 2% of a Fund's net assets.


     5.   Enforcement


     Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Funds. Nuveen Funds may also bar an investor (and/or the investor's financial advisor) who has violated these policies from opening new accounts with the Funds and may restrict their existing account(s) to redemptions only. Nuveen Funds reserve the right at their sole discretion to
(a) interpret the terms and application of these policies, (b) to waive unintentional or minor violations if Nuveen Funds determine that doing so does not harm the interests of Fund shareholders, and (c) to exclude the application of its provisions to certain classes of redemptions, as set forth in each Fund's Statement of Additional Information. The Funds may modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances. The ability of Nuveen Funds to implement the Frequent Trading Policy for omnibus accounts is dependent on those distributors furnishing the Funds with sufficient shareholder information to permit monitoring of trade activity and enforcement of the Policy's terms.



Exclusions from the Frequent Trading Policy

     As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive "wrap" fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Nuveen Funds confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; (vi) involuntary redemptions caused by operation of law; (vii) redemptions in connection with a payment of account or plan fees; and (viii) redemptions in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund.

     In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 591/2; (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy:
(i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 591/2; and
(ii) redemptions to satisfy required minimum distributions after age 701/2 from an IRA account.

Disclosure of Portfolio Holdings

     The Nuveen Mutual Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of each Fund's portfolio holdings. In accordance with this policy, the Funds may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Funds' publicly accessible website, www.nuveen.com. Currently, each Fund publishes on the website complete portfolio holdings information as of the end of each month. For Municipal Funds, this information is posted approximately 2-5 business days after the end of the month as of which the information is current and for all other Funds this information is posted approximately 2-5 business days after the end of the month following the month as of which the information is current. Additionally, all Funds publish on the website a list of top ten holdings as of the end of each month, approximately 2-5 business days after the end of the month for which the information is current. This information will remain available on the website at least until a Fund files with the SEC its Form N-CSR or Form N-Q for the period that includes the date as of which the website information is current.

     Additionally, the Funds may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Funds' website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient's duties to the Funds as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Funds may disclose on an ongoing basis non-public portfolio holdings information in the normal course of their investment and administrative operations to various service providers, including their investment adviser and/or subadviser(s), independent registered public accounting firm, custodian, financial printer (R. R. Donnelly Financial and Financial Graphic Services), proxy voting service(s) (including Institutional Shareholder Services, ADP Investor Communication Services, and Glass, Lewis & Co.), and to the legal counsel for the Funds' independent trustees (Chapman and Cutler LLP). Also, the Funds' investment adviser may transmit to Vestek Systems, Inc. daily non-public portfolio holdings information on a next-day basis to enable the investment adviser to perform portfolio attribution analysis using Vestek's systems and software programs. Vestek is also provided with non-public portfolio holdings information on a monthly basis approximately 2-3 business days after the end of each month so that Vestek may calculate and provide certain statistical information (but not the non-public holdings information itself) to its clients (including retirement plan sponsors or their consultants). The Funds' investment adviser and/or sub-advisers may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid potential misuse of the disclosed information.

     Non-public portfolio holdings information may be provided to other persons if approved by the Funds' Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Funds, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

     Compliance officers of the Funds and their investment adviser and sub-adviser(s) periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Funds' policy. Reports are made to the Funds' Board of Trustees on an annual basis.

     There is no assurance that the Funds' policies on portfolio holdings information will protect the Funds from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

General Matters


     Each Fund may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in equity securities, equity and debt securities, or equity and municipal securities.

     Upon notice to all Authorized Dealers, Nuveen may reallow to Authorized Dealers electing to participate up to the full applicable Class A Share up-front sales charge during periods and for transactions specified in the notice. The reallowances made during these periods may be based upon attainment of minimum sales levels.


     In addition to the types of compensation to dealers to promote sales of Fund shares that are described in the Funds' Prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds.

     Such reimbursement will be based on the number of Nuveen Fund shares sold, the dollar amount of such sales, or a combination of the foregoing, during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of a Fund, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale.

     To help advisors and investors better understand and more efficiently use the Funds to reach their investment goals, a Fund may advertise and create specific investment programs and systems. For example, this may include information on how to use a Fund to accumulate assets for future education needs or periodic payments such as insurance premiums. A Fund may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

     Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf.
A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Funds' net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.


     In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

     Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the financial advisor acting on the investor's behalf.

     For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Shares" and "Systematic Investing" in the applicable Prospectus.

     If you choose to invest in a Fund, an account will be opened and maintained for you by Boston Financial Data Services ("BFDS"), the Funds' shareholder services agent. Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good standing form from the financial advisor acting on the investor's behalf. Each Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

     The Funds will not issue share certificates. For certificated shares previously issued by other Nuveen Mutual Funds, a fee of 1% of the current market value will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen or destroyed certificate.

     Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust (the "Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to dealers. Nuveen receives for its services the excess, if any, of the sales price of a Fund's shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plans." Nuveen receives any CDSCs imposed on redemptions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Nuveen pursuant to the distribution plan.


     The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares, the amount thereof retained by Nuveen and the compensation on redemptions and repurchases received by Nuveen for each of the Funds for the specified period. All figures are to the nearest thousand.



                                                                                   Amount of Compensation
                                      Amount of Underwriting   Amount Retained by  on Redemptions and
                                      Commissions              Nuveen              Repurchases
                                      ----------------------   ------------------  ----------------------
                                            12/20/04-              12/20/04-              12/20/04-
                                             9/30/05                9/30/05                9/30/05
                                      ----------------------   ------------------  ----------------------
Nuveen Short Duration Bond Fund .....         $  --                  $  --                 $  --
Nuveen Core Bond Fund ...............            --                     --                    --
Nuveen High Yield Bond Fund .........            --                     --                    --


Other compensation to certain dealers

     NAM at its own expense, currently provides additional compensation to investment dealers who distribute shares of the Nuveen Mutual Funds. The level of payments made to a particular dealer in any given year will vary and will comprise an amount equal to (a) up to .25% of fund sales by that dealer; and/or
(b) up to .12% of assets attributable to that dealer. A number of factors will be considered in determining the level of payments as enumerated in the Prospectus. NAM makes these payments to help defray marketing and distribution costs incurred by particular dealers in connection with the sale of Nuveen Funds, including costs associated with educating a firm's financial advisors about the features and benefits of Nuveen Funds. NAM will, on an annual basis, determine the advisability of continuing these payments. Additionally, NAM may also directly sponsor various meetings that facilitate educating financial advisors and shareholders about the Nuveen Funds.


     In 2006, NAM expects that it will pay additional compensation to the following dealers;


          A.G. Edwards & Sons, Inc.
          Ameriprise Financial
          Merrill Lynch, Pierce, Fenner & Smith, Inc.
          Morgan Stanley DW Inc.
          Raymond James Financial
          Smith Barney
          UBS Financial Services Inc.
          Wachovia Securities LLC


DISTRIBUTION AND SERVICE PLANS


     The Funds have adopted a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will all be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

     The distribution fee applicable to Class B Shares and Class C Shares under each Fund's Plan will be payable to compensate Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Funds, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.


     The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

     Each Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan as applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a distribution fee which constitutes an asset-based sales charge whose purpose is the same as an up-front sales charge and up to .25 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a service fee under the Plan as applicable to such classes.


     During the fiscal year ended September 30, 2005, the Funds incurred 12b-1 fees pursuant to their respective 12b-1 Plans in the amounts set forth in the table below. For this period, substantially all of the 12b-1 service fees on Class A Shares were paid out as compensation to Authorized Dealers for providing services to shareholders relating to their investments. To compensate for commissions advanced to Authorized Dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by Nuveen. After the first year following a purchase, 12b-1 service fees on Class B Shares and 12b-1 service and distribution fees on Class C Shares are paid to Authorized Dealers.



                                                                  12b-1 Fees
                                                                  Incurred by
                                                                 each Fund for
                                                                  the period
                                                              December 20, 2004
                                                              (commencement of
                                                                 operations)
                                                                   through
                                                              September 30, 2005
                                                              ------------------
Nuveen Short Duration Bond Fund
  Class A ..................................................  $  5
  Class C ..................................................    19
                                                              ------------------
    Total ..................................................  $ 24
Nuveen Core Bond Fund
  Class A ..................................................  $  5
  Class B ..................................................    19
  Class C ..................................................    19
                                                              ------------------
    Total ..................................................  $ 43
Nuveen High Yield Bond Fund
  Class A ..................................................  $  5
  Class B ..................................................    19
  Class C ..................................................    19
                                                              ------------------
    Total ..................................................  $ 43


     Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested Trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees then in office.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, CUSTODIAN AND TRANSFER AGENT


     PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois 60606, independent registered public accounting firm, has been selected as auditors for the Trust.In addition to audit services, PricewaterhouseCoopers LLP will provide assistance on accounting, internal control, tax and related matters.


     The custodian of the assets of the Funds is State Street Bank and Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian performs custodial, fund accounting and portfolio accounting services.

     The Funds' transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530.


FINANCIAL STATEMENTS

     The audited financial statements for each Fund appear in the each Fund's Annual Report and the financial statements from such Annual Report are incorporated herein by reference. The Annual Reports accompany this Statement of Additional Information.


GENERAL TRUST INFORMATION

     Each Fund is a series of the Trust. The Trust is an open-end management investment company under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on August 20, 1998. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series or "Funds," which may be divided into classes of shares. Currently, there are three series authorized and outstanding, each of which is divided into four classes of shares designated as Class A Shares, Class B Shares, Class C Shares and Class R Shares. Each class of shares represents an interest in the same portfolio of investments of a Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights, except that Class B Shares automatically convert into Class A Shares, as described herein. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

     The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of a Fund have the right to call a special meeting to remove Trustees or for any other purpose.

     Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

APPENDIX A -- RATINGS OF INVESTMENTS

     Standard & Poor's Ratings Group-A brief description of the applicable Standard & Poor's ("S&P") rating symbols and their meanings (as published by S&P) follows:

Issue Credit Ratings

     A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

     The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-term issue credit ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

          1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

          2. Nature of and provisions of the obligation;

          3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC   An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated 'C' is Currently Highly Vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.


NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.


A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Moody's Investors Service, Inc.-A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Long Term Ratings: Bonds and Preferred Stock

Aaa Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

     1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

     2) Notes allowing for negative coupons, or negative principal.

     3) Notes containing any provision which could obligate the investor to make any additional payments.

     Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

U.S. Short-Term Ratings


MIG/VMIG Ratings


     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels-MIG 1 through MIG 3.

     In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

     The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/-VMIG 1.

     MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.


     MIG 1/VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.


     MIG 2/VMIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     MIG 3/VMIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     SG           This designation denotes speculative-grade credit quality.
                  Debt instruments in this category may lack sufficient margins of protection.

Prime Rating System

     Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          .    Leading market positions in well-established industries.

          .    High rates of return on funds employed.

          . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          . Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2

     Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3

     Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime

Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Fitch Ratings-A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

     Fitch provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. Fitch credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment-grade" ratings (international long-term 'AAA'-'BBB' categories; short-term 'Fl'-'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international long-term 'BB'-'D'; short-term 'B'-'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

     Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch credit and research are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security. The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

     Fitch program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.


     Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

                     International Long-Term Credit Ratings

Investment Grade


AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.


AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.


BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade


BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.


B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.


CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.


     Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

                     International Short-Term Credit Ratings

     The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    Default. Denotes actual or imminent payment default.

     Notes to Long-term and Short-term ratings:


     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, or to categories below 'CCC', or to Short-term ratings other than 'Fl'.

     'NR' indicates that Fitch does not rate the issuer or issue in question.

     'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called or refinanced.

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

  Portfolio Manager's Comments

  The Nuveen Short Duration, Core and High Yield Bond Funds feature portfolio management by Nuveen Asset Management. Recently we spoke with Andrew Stenwall, Managing Director, Taxable Fixed Income and the Funds' portfolio manager about the Funds' performance and management strategies.

--------------------------------------------------------------------------------

What were some significant economic and market trends influencing your management during the reporting period ended September 30, 2005?

Growth in the core consumer price index was surprisingly contained for most of 2005. However, the "headline" inflation rate, which includes the effects of energy prices, rose sharply during the final months of the period in response to soaring oil costs. The price per barrel of oil skyrocketed following Hurricanes Katrina and Rita, which devastated oil refining operations in the U.S. Gulf Coast region. With inflation more modest than expected, the Federal Reserve Board was able to maintain its pre-existing "measured" pace of short-term interest rate increases. From December 20, 2004, the Funds' commencement of operations, to September 30, 2005, the Fed raised rates six times, lifting the benchmark federal funds rate from 2.25% to 3.75%. (On November 1, following the end of the reporting period, the Fed added a quarter point increase, bringing the overnight target rate to 4.00%.) Yields on short-term Treasury securities rose roughly in line with this increase, while long-term bond yields rose just 0.14%, a situation that led to a flattening yield curve throughout the period.

The high-yield bond market began the year on a very positive note as investors continued their willingness to embrace risk in exchange for higher yield potential. As demand increased, however, the income premium available to investors willing to purchase lower-rated bonds continued to decline. This situation changed abruptly in the spring, when concerns about the auto industry, specifically the effects of the impending credit-rating downgrades of the two largest U.S. auto manufacturers, weighed heavily on the market. These worries proved to be temporary, as investors noted the significant number of high-yield issuers still offering strong cash flows, debt ratios, and balance sheets.

How did the Funds perform during the period from their inception in December 2004 through September 30, 2005?

The chart on the next page provides total return performance information for the three Funds from their inception, through the end of the reporting period on September 30, 2005. Each Fund's total return performance is compared with its corresponding benchmark and Lipper peer fund category.

All three funds enjoyed positive total return performance on A shares at NAV during the period but underperformed their respective benchmarks and Lipper peer group averages. Both the Short Duration Bond Fund and Core Bond Fund lagged in part because their durations were longer than those of their peer groups. This positioning detracted from performance as yields on longer bonds failed to increase as much as anticipated. Another negative influence was the two Funds' relatively high credit quality, which hindered at times when higher-rated bonds underperformed their lower-quality counterparts. On the positive side, the two Funds benefited from many of our short-duration corporate bond holdings, which provided a yield and return advantage over comparable Treasuries. We also benefited from our investments in non-U.S. bonds.

Detracting from the High Yield Bond Fund's relative performance was an overweighting in the paper and forest products sector, which lagged partly because of rising energy costs and financial underperformance due to a lack of pricing power.

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 1

Class A Shares--
Cumulative Total Returns as of 9/30/05
--------------------------------------------------------------------------------

                                                         Since inception
                                                           (12/20/04)
                                                         ---------------
       Nuveen Short Duration Bond Fund
        A Shares at NAV                                            0.66%
        A Shares at Offer                                         -1.36%
       Lipper Short Investment Grade Debt Funds Index/1/           1.17%
       Citigroup 1-3 Year Treasury Index/2/                        0.95%
       -----------------------------------------------------------------

       Nuveen Core Bond Fund
        A Shares at NAV                                            1.37%
        A Shares at Offer                                         -2.43%
       Lipper Intermediate Investment Grade Debt
         Funds Index/3/                                            1.83%
       Citigroup Broad Investment Grade Bond Index/4/              1.91%
       -----------------------------------------------------------------

       Nuveen High Yield Bond Fund
        A Shares at NAV                                            1.56%
        A Shares at Offer                                         -3.28%
       Lipper High Current Yield Funds Index/5/                    1.98%
       Citigroup High Yield BB/B Index/6/                          2.10%
       -----------------------------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Maximum sales charges for Class A shares of each Fund are:
2.00% for Nuveen Short Duration Bond Fund, 3.75% for Nuveen Core Bond Fund and 4.75% for Nuveen High Yield Bond Fund. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call
(800) 257-8787.

Security selection in the telecommunications sector - in particular, lacking positions in several holdings that gained on takeover announcements - hurt the relative results. On the positive side, the portfolio benefited from an underweighting of the automotive sector, which faced significant challenges during the period.

What strategies were used to manage the Funds during the period, and how did these strategies influence performance?

We manage all three Funds with a similar core strategy. However, the securities in each portfolio will vary based on each Fund's investment mandate. The High Yield Bond Fund, for example, will include a higher percentage of lower-rated bonds, while the Short Duration Bond Fund tends to own a greater concentration of bonds with less interest-rate sensitivity.

Our management was based on our premise that short-term interest rates and inflation were likely to move higher, though this did not take place to the extent we expected during the period. We also were looking for credit spreads to widen as the Fed raised short-term interest rates.

Both the Short Duration and Core Bond Funds had relatively short durations throughout the period, particularly in its early and late stages. However, this duration positioning was the result of our bottom-up security selection approach, not an indication of an active bet on the likely direction of interest rates. In


--------------------------------------------------------------------------------

1The Lipper Short Investment Grade Debt Funds Index represents the average annualized total return for the 30 largest funds in the Lipper Short Investment Grade Debt Funds Category for the period ended September 30, 2005. The since inception data for the Lipper index represents returns for the period 12/31/04 - 9/30/05, as returns for the index are calculated on a calendar-month basis. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper index.
2The Citigroup 1-3 Year Treasury Index is an index comprised of U.S. Treasury
 Notes and Bonds with maturities of one year or greater, but less than three years (minimum amount outstanding is $1 billion per issue). An index is not available for direct investment.
3The Lipper Intermediate Investment Grade Debt Funds Index represents the average annualized total return for the 30 largest funds in the Lipper Intermediate Investment Grade Debt Funds Category for the period ended September 30, 2005. The since inception data for the Lipper index represents returns for the period 12/31/04 - 9/30/05, as returns for the index are calculated on a calendar-month basis. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper index.
4The Citigroup Broad Investment Grade Bond Index (the "BIG" Index) is an unmanaged index generally considered representative of the U.S. investment grade bond market. An index is not available for direct investment.
5The Lipper High Current Yield Funds Index represents the average annualized total return for the 30 largest funds in the Lipper High Current Yield Funds Category for the period ended September 30, 2005. The since inception data for the Lipper index represents returns for the period 12/31/04 - 9/30/05, as returns for the index are calculated on a calendar-month basis. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper index.
6The Citigroup High Yield BB/B Index is a market capitalization-weighted index that comprises all high-yield issues rated BB or B by Standard & Poors for which Citigroup calculates a monthly return. An index is not available for direct investment.


                             Annual Report  Page 2
particular, we favored a variety of short-duration, credit-sensitive securities offering investors additional yield over comparable Treasuries as well as decent liquidity and reasonable growth. In particular, we overweighted defensive areas of the market, such as the utility and banking sectors, both of which we believed could be relatively resilient in the face of widening credit spreads.

We also took advantage of selected international fixed-income opportunities. Because other countries, such as the United Kingdom and Australia, were at different points in the interest-rate cycle than the United States, investing internationally gave us the opportunity to avoid some of the losses that short-term U.S. Treasuries suffered as short-term interest rates rose during the period.

In the high-yield market, we continued to follow our fundamentally driven management approach. Rather than seek to chase additional yield by investing in high risk opportunities, we focused on bonds whose fundamentals we believed were improving. This focus lead us to invest in securities in sectors such as homebuilding and energy. By contrast, we looked to avoid parts of the market being weighed down by high commodity prices, credit rating downgrades, and deteriorating balance sheets, such as the automotive and airline sectors. Both of these areas faced significant challenges during the period despite an otherwise favorable environment for the high-yield market.

Dividend Information

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of September 30, 2005, all of the Funds in this report had positive UNII for both tax purposes and financial statement purposes.


                             Annual Report  Page 3

     Growth of an Assumed $10,000 Investment

     Nuveen Short Duration Bond Fund

                                    [CHART]

                   Nuveen        Nuveen
                    Short        Short       Lipper Short
                  Duration      Duration      Investment        Citigroup
                    Fund        Bond Fund     Grade Debt         1-3 Year
                    (NAV)        (Offer)      Funds Index     Treasury Index
                  ---------     ---------     -----------     ---------------

12/31/2004        $10,000         $9,800        $10,000          $10,000
 1/31/2005          9,995          9,795         10,001            9,996
 2/28/2005          9,969          9,770          9,991            9,973
 3/31/2005          9,953          9,754          9,977            9,973
 4/30/2005          9,998          9,798         10,029           10,030
 5/31/2005         10,024          9,823         10,069           10,067
 6/30/2005         10,050          9,849         10,099           10,087
 7/31/2005         10,025          9,824         10,076           10,058
 8/31/2005         10,089          9,887         10,137           10,121
 9/30/2005         10,062          9,860         10,116           10,095

================================================================================

     Growth of an Assumed $10,000 Investment

     Nuveen Core Bond Fund

                                    [CHART]
                                                   Lipper
                   Nuveen          Nuveen       Intermediate
                    Core            Core         Investment    Citigroup Broad
                    Bond            Bond         Grade Debt   Investment Grade
                  Fund (NAV)     Fund (Offer)   Funds Index      Bond Index
                   ---------      ---------     ------------   --------------
12/31/2004          $10,000         $9,625         $10,000         $10,000
 1/31/2005           10,045          9,668          10,054          10,064
 2/28/2005            9,980          9,605          10,012          10,004
 3/31/2005            9,925          9,553           9,953           9,949
 4/30/2005           10,061          9,684          10,075          10,089
 5/31/2005           10,158          9,777          10,181          10,202
 6/30/2005           10,216          9,833          10,241          10,261
 7/31/2005           10,131          9,752          10,161          10,170
 8/31/2005           10,257          9,872          10,288          10,300
 9/30/2005           10,132          9,752          10,184          10,191



The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the corresponding indexes. The comparisons are based on the period 12/31/04 to 9/30/05, as the returns for the indexes are calculated on a calendar-month basis. The Lipper Short Investment Grade Debt Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Short Investment Grade Debt Funds category. The Citigroup 1-3 Year Treasury Index is an index comprised of U.S. Treasury Notes and Bonds with maturities of one year or greater, but less than three years (minimum amount outstanding is $1 billion per issue). The Lipper Intermediate Investment Grade Debt Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Intermediate Investment Grade Debt Funds category. The Citigroup Broad Investment Grade Bond Index (the "BIG" Index) is an unmanaged index generally considered representative of the U.S. bond market. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Investments Funds' returns include reinvestment of all dividends and distributions, and the Funds' return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (2.0% for the Nuveen Short Duration Bond Fund and 3.75% for the Nuveen Core Bond Fund) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 4

     Growth of an Assumed $10,000 Investment

     Nuveen High Yield Bond Fund

                                    [CHART]

              Nuveen High    Nuveen High      Lipper High      Citigroup
              Yield Bond     Yield Bond      Current Yield     High Yield
               Fund (NAV)    Fund (Offer)     Funds Index      BB/B Index
              -----------    ------------    -------------     ----------
12/31/2004      $10,000        $9,525          $10,000          $10,000
 1/31/2005       10,004         9,529            9,975           10,011
 2/28/2005       10,126         9,645           10,128           10,151
 3/31/2005        9,865         9,396            9,859            9,876
 4/30/2005        9,815         9,349            9,744            9,790
 5/31/2005        9,976         9,503            9,900            9,985
 6/30/2005       10,113         9,633           10,059           10,131
 7/31/2005       10,261         9,773           10,215           10,262
 8/31/2005       10,273         9,785           10,264           10,304
 9/30/2005       10,171         9,688           10,197           10,210



The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen High Yield Bond Fund compared with the corresponding indexes. The comparisons are based on the period 12/31/04 to 9/30/05, as the returns for the indexes are calculated on a calendar-month basis. The Lipper High Current Yield Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper High Current Yield Funds category. The Citigroup High Yield BB/B Index is a market capitalization-weighted index that comprises all high-yield issues rated BB or B by Standard & Poors for which Citigroup calculates a monthly return. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Investments Fund returns include reinvestment of all dividends and distributions, and the Fund's return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 5

  Fund Spotlight as of 9/30/05                   Nuveen Short Duration Bond Fund

================================================================================

               Quick Facts
                                       A Shares C Shares R Shares
               --------------------------------------------------
               NAV                       $19.69   $19.69   $19.68
               --------------------------------------------------
               Latest Monthly Dividend  $0.0660  $0.0535  $0.0700
               --------------------------------------------------
               Inception Date          12/20/04 12/20/04 12/20/04
               --------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 2.00% maximum sales charge. Class C shares have a 1% contingent deferred sales charge (CDSC), also known as a back-end sales charge, for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund's investment adviser.

                        Cumulative Total Returns as of 9/30/05

                        A Shares                NAV    Offer
                        --------------------------------------
                        Since Inception       0.66%   -1.36%
                        --------------------------------------

                        C Shares                NAV   w/CDSC
                        --------------------------------------
                        Since Inception       0.09%   -0.89%
                        --------------------------------------

                        R Shares                NAV
                        --------------------------------------
                        Since Inception       0.79%
                        --------------------------------------
                        Yields

                        A Shares                NAV    Offer
                        --------------------------------------
                        Dividend Yield/2/     4.02%    3.94%
                        --------------------------------------
                        SEC 30-Day Yield/3/   4.63%    4.54%
                        --------------------------------------

                        C Shares                NAV
                        --------------------------------------
                        Dividend Yield/2/     3.26%
                        --------------------------------------
                        SEC 30-Day Yield      3.89%
                        --------------------------------------

                        R Shares                NAV
                        --------------------------------------
                        Dividend Yield/2/     4.27%
                        --------------------------------------
                        SEC 30-Day Yield      4.81%
                        --------------------------------------

Credit Quality/1/

                                     [CHART]

AAA/U.S. Guaranteed      44.2%
AA                        1.0%
A                        21.3%
BBB                      26.6%
BB or Lower               6.9%


Portfolio Allocation/1/
                                    [CHART]

U.S. Government and Agency Obligations    38.7%
Asset-Backed Securities                    5.8%
Corporate Bonds                           55.0%
Sovereign Debt                             0.5%



                            Net Assets ($000) $9,840
                            ------------------------

--------------------------------------------------------------------------------
1As a percentage of total holdings as of September 30, 2005. Holdings are subject to change.
2Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
3The SEC 30-Day Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.

                             Annual Report  Page 6

  Fund Spotlight as of 9/30/05                   Nuveen Short Duration Bond Fund

================================================================================


                  Sectors/1/
                  U.S. Government and Agency Obligations 38.7%
                  --------------------------------------------
                  Financials                             12.4%
                  --------------------------------------------
                  Utilities                              10.6%
                  --------------------------------------------
                  Consumer Discretionary                  8.8%
                  --------------------------------------------
                  Industrials                             7.1%
                  --------------------------------------------
                  Consumer Staples                        5.5%
                  --------------------------------------------
                  Energy                                  4.7%
                  --------------------------------------------
                  Healthcare                              3.7%
                  --------------------------------------------
                  Materials                               3.3%
                  --------------------------------------------
                  Telecommunication Services              3.1%
                  --------------------------------------------
                  Information Technology                  1.6%
                  --------------------------------------------
                  Sovereign Debt                          0.5%
                  --------------------------------------------

1As a percentage of total holdings as of September 30, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                    Hypothetical Performance
                                       Actual Performance          (5% return before expenses)
                                  -----------------------------   -----------------------------

                                   A Shares  C Shares  R Shares    A Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------
Beginning Account Value (4/01/05) $1,000.00 $1,000.00 $1,000.00   $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------
Ending Account Value (9/30/05)    $1,010.80 $1,007.00 $1,011.50   $1,020.61 $1,016.85 $1,021.86
-----------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.49 $    8.25 $    3.23   $    4.51 $    8.29 $    3.24
-----------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of .89%, 1.64% and .64% for Classes A, C and R, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                             Annual Report  Page 7

  Fund Spotlight as of 9/30/05                             Nuveen Core Bond Fund

================================================================================

          Quick Facts
                                  A Shares B Shares C Shares R Shares
          -----------------------------------------------------------
          NAV                       $19.73   $19.73   $19.73   $19.72
          -----------------------------------------------------------
          Latest Monthly Dividend  $0.0760  $0.0635  $0.0635  $0.0800
          -----------------------------------------------------------
          Inception Date          12/20/04 12/20/04 12/20/04 12/20/04
          -----------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 3.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund's investment adviser.

                      Cumulative Total Returns as of 9/30/05

                      A Shares                  NAV   Offer
                      --------------------------------------
                      Since Inception         1.37%  -2.43%
                      --------------------------------------

                      B Shares             w/o CDSC  w/CDSC
                      --------------------------------------
                      Since Inception         0.81%  -4.13%
                      --------------------------------------

                      C Shares                  NAV  w/CDSC
                      --------------------------------------
                      Since Inception         0.81%  -0.18%
                      --------------------------------------

                      R Shares                  NAV
                      --------------------------------------
                      Since Inception         1.51%
                      --------------------------------------
                      Yields

                      A Shares                  NAV   Offer
                      --------------------------------------
                      Dividend Yield/2/       4.62%   4.45%
                      --------------------------------------
                      SEC 30-Day Yield/3/     5.12%   4.93%
                      --------------------------------------

                      B Shares                  NAV
                      --------------------------------------
                      Dividend Yield/2/       3.86%
                      --------------------------------------
                      SEC 30-Day Yield        4.38%
                      --------------------------------------

                      C Shares                  NAV
                      --------------------------------------
                      Dividend Yield/2/       3.86%
                      --------------------------------------
                      SEC 30-Day Yield        4.38%
                      --------------------------------------

                      R Shares                  NAV
                      --------------------------------------
                      Dividend Yield/2/       4.87%
                      --------------------------------------
                      SEC 30-Day Yield        5.33%
                      --------------------------------------


Credit Quality/1/

                                    [CHART]

AAA/U.S. Guaranteed      70.0%
AA                        2.5%
A                         7.0%
BBB                       7.4%
BB or Lower               8.4%
NR                        4.7%

Portfolio Allocation/1/

                                    [CHART]

U.S. Government and Agency Obligations    69.4%
Asset-Backed Securities                    5.0%
Corporate Bonds                           24.5%
Sovereign Debt                             1.1%



                            Net Assets ($000) $9,861
                            ------------------------

--------------------------------------------------------------------------------
1As a percentage of total holdings as of September 30, 2005. Holdings are subject to change.
2Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
3The SEC 30-Day Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.

                             Annual Report  Page 8

  Fund Spotlight as of 9/30/05                             Nuveen Core Bond Fund

================================================================================


                  Sectors/1/
                  U.S. Government and Agency Obligations 69.4%
                  --------------------------------------------
                  Financials                              7.7%
                  --------------------------------------------
                  Consumer Discretionary                  6.8%
                  --------------------------------------------
                  Energy                                  3.4%
                  --------------------------------------------
                  Industrials                             2.9%
                  --------------------------------------------
                  Materials                               2.7%
                  --------------------------------------------
                  Consumer Staples                        2.0%
                  --------------------------------------------
                  Telecommunication Services              1.8%
                  --------------------------------------------
                  Utilities                               1.0%
                  --------------------------------------------
                  Information Technology                  0.7%
                  --------------------------------------------
                  Healthcare                              0.5%
                  --------------------------------------------
                  Sovereign Debt                          1.1%
                  --------------------------------------------



1As a percentage of total holdings as of September 30, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                     Hypothetical Performance
                                            Actual Performance                      (5% return before expenses)
                                  --------------------------------------- -   ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares      A Shares  B Shares  C Shares  R Shares
---------------------------------------------------------------------------------------------------------------------
Beginning Account Value (4/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00     $1,000.00 $1,000.00 $1,000.00 $1,000.00
---------------------------------------------------------------------------------------------------------------------
Ending Account Value (9/30/05)    $1,020.90 $1,017.10 $1,017.10 $1,021.70     $1,020.10 $1,016.34 $1,016.34 $1,021.36
---------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    5.02 $    8.80 $    8.80 $    3.75     $    5.01 $    8.80 $    8.80 $    3.75
---------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of .99%, 1.74%, 1.74% and .74% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                             Annual Report  Page 9

--------------------------------------------------------------------------------
  Fund Spotlight as of 9/30/05                       Nuveen High Yield Bond Fund

================================================================================

          Quick Facts
                                  A Shares B Shares C Shares R Shares
          -----------------------------------------------------------
          NAV                       $19.39   $19.39   $19.39   $19.40
          -----------------------------------------------------------
          Latest Monthly Dividend  $0.1240  $0.1115  $0.1115  $0.1280
          -----------------------------------------------------------
          Inception Date          12/20/04 12/20/04 12/20/04 12/20/04
          -----------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 4.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund's investment adviser.

                      Cumulative Total Returns as of 9/30/05

                      A Shares                  NAV   Offer
                      --------------------------------------
                      Since Inception         1.56%  -3.28%
                      --------------------------------------

                      B Shares             w/o CDSC  w/CDSC
                      --------------------------------------
                      Since Inception         0.99%  -3.86%
                      --------------------------------------

                      C Shares                  NAV  w/CDSC
                      --------------------------------------
                      Since Inception         0.99%   0.02%
                      --------------------------------------

                      R Shares                  NAV
                      --------------------------------------
                      Since Inception         1.79%
                      --------------------------------------
                      Yields

                      A Shares                  NAV   Offer
                      --------------------------------------
                      Dividend Yield/3/       7.67%   7.31%
                      --------------------------------------
                      SEC 30-Day Yield/4/     6.50%   6.19%
                      --------------------------------------

                      B Shares                  NAV
                      --------------------------------------
                      Dividend Yield/3/       6.90%
                      --------------------------------------
                      SEC 30-Day Yield        5.74%
                      --------------------------------------

                      C Shares                  NAV
                      --------------------------------------
                      Dividend Yield/3/       6.90%
                      --------------------------------------
                      SEC 30-Day Yield        5.74%
                      --------------------------------------

                      R Shares                  NAV
                      --------------------------------------
                      Dividend Yield/3/       7.92%
                      --------------------------------------
                      SEC 30-Day Yield        6.51%
                      --------------------------------------

Credit Quality/1/

                                    [CHART]

AAA/U.S. Guaranteed       16.0%
BBB                        2.9%
BB or Lower               79.1%
NR                         2.0%

Portfolio Allocation/2/

                                    [CHART]

U.S. Government and Agency Obligations    7.1%
Asset-Backed Securities                   0.3%
Corporate Bonds                          84.0%
Repurchase Agreements                     8.6%

                            Net Assets ($000) $9,700
                            ------------------------

--------------------------------------------------------------------------------
1As a percentage of total holdings (excluding Repurchase Agreements) as of
 September 30, 2005. Holdings are subject to change.
2As a percentage of total holdings (including Repurchase Agreements) as of
 September 30, 2005. Holdings are subject to change.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.

                            Annual Report l Page 10

  Fund Spotlight as of 9/30/05                       Nuveen High Yield Bond Fund

================================================================================


                  Sectors/1/
                  U.S. Government and Agency Obligations  7.1%
                  --------------------------------------------
                  Consumer Discretionary                 22.2%
                  --------------------------------------------
                  Materials                              20.0%
                  --------------------------------------------
                  Industrials                            15.1%
                  --------------------------------------------
                  Energy                                  7.2%
                  --------------------------------------------
                  Consumer Staples                        6.7%
                  --------------------------------------------
                  Utilities                               5.8%
                  --------------------------------------------
                  Healthcare                              3.1%
                  --------------------------------------------
                  Telecommunication Services              2.0%
                  --------------------------------------------
                  Financials                              1.1%
                  --------------------------------------------
                  Information Technology                  1.1%
                  --------------------------------------------
                  Repurchase Agreements                   8.6%
                  --------------------------------------------


1As a percentage of total holdings (including Repurchase Agreements) as of September 30, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                     Hypothetical Performance
                                            Actual Performance                      (5% return before expenses)
                                  --------------------------------------- -   ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares      A Shares  B Shares  C Shares  R Shares
---------------------------------------------------------------------------------------------------------------------
Beginning Account Value (4/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00     $1,000.00 $1,000.00 $1,000.00 $1,000.00
---------------------------------------------------------------------------------------------------------------------
Ending Account Value (9/30/05)    $1,031.10 $1,027.70 $1,027.70 $1,032.80     $1,019.35 $1,015.59 $1,015.59 $1,020.61
---------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    5.80 $    9.61 $    9.61 $    4.54     $    5.77 $    9.55 $    9.55 $    4.51
---------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.14%, 1.89%, 1.89% and .89% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                            Annual Report  Page 11

Portfolio of Investments
NUVEEN SHORT DURATION BOND FUND
September 30, 2005

   Principal                                                               Optional Call                   Market
Amount (000) Description                                                     Provisions* Ratings**          Value
-----------------------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 38.2%

             U.S. Treasury Bonds and Notes - 38.2%

     $   240 6.500%, 10/15/06                                               No Opt. Call       AAA $      245,710

       1,795 3.250%, 8/15/07                                                No Opt. Call       AAA      1,766,393

         320 3.000%, 11/15/07                                               No Opt. Call       AAA        312,600

       1,475 3.250%, 8/15/08                                                No Opt. Call       AAA      1,438,242
-----------------------------------------------------------------------------------------------------------------
     $ 3,830 Total U.S. Government and Agency Obligations (cost                                         3,762,945
              $3,785,842)
-----------------------------------------------------------------------------------------------------------------
------------
             ASSET- BACKED SECURITIES - 5.8%

             Consumer Discretionary - 3.9%

          25 BMW Vehicle Owner Trust, Class A4, Series 2003A, 2.530%,       No Opt. Call       AAA         24,759
              2/25/08

         100 Capital Auto Receivables Asset Trust, Series 2005-1,           No Opt. Call       AAA        100,111
              3.828%, 4/15/08

          50 Capital One Auto Finance Trust, Series 2005-BSS, 3.820%,       No Opt. Call       AAA         49,791
              9/15/08

          13 Chase Manhattan Auto Owners Trust Asset-Backed Notes and       No Opt. Call       AAA         13,263
              Certificates, Series 2003A-A3, 1.520%, 5/15/2007

          34 Daimler Chrysler Auto Trust, Class A3, Series 2003B,           No Opt. Call       AAA         33,564
              2.250%, 8/08/07

          75 Daimler Chrysler Auto Trust, Class A3, Series 2005B,           No Opt. Call       AAA         74,485
              4.040%, 9/08/09

          21 Harley-Davidson Motorcycle Trust, Contract-Backed Notes,       No Opt. Call       AAA         20,419
              Series 2004-1-A1, 1.400%, 10/15/08

          25 Nissan Auto Receivables Owner Trust, Class A3, Series          No Opt. Call       AAA         24,716
              2003C, 2.230%, 3/15/07

          26 Toyota Auto Receivables Owner Trust, Class A3, Series          No Opt. Call       AAA         26,277
              2003B, 3.798%, 8/15/07

          14 Volkswagen Auto Lease Trust, Class A1, Series 2005A,           No Opt. Call      A-1+         14,051
              2.985%, 3/20/06
-----------------------------------------------------------------------------------------------------------------
             Financials - 1.9%

          50 Chase Credit Card Master Trust, Class A, Series 2004-1,        No Opt. Call       AAA         50,027
              3.798%, 5/15/09

          50 Citibank Credit Card Issuance Trust, Class A2, Series          No Opt. Call       AAA         49,819
              2003-A2, 2.700%, 1/15/08

          35 Master CI-9 NIM Notes, Series 2005, 4.940%, 3/26/35, 144A      No Opt. Call        A+         34,292

          50 MBNA Credit Card Master Note Trust, Class A1, Series 2002,     No Opt. Call       AAA         50,389
              4.950%, 6/15/09
-----------------------------------------------------------------------------------------------------------------
     $   568 Total Asset-Backed Securities (cost $567,417)                                                565,963
-----------------------------------------------------------------------------------------------------------------
------------
             CORPORATE BONDS - 54.2%

             Consumer Discretionary - 4.8%

          25 Ameristar Casinos, Inc., 10.750%, 2/15/09                    2/06 at 105.38        B+         26,844

          25 Beazer Homes USA, Inc., 8.625%, 5/15/11                      5/06 at 104.31       Ba1         26,438

         100 Comcast Cable Communications, Inc., 8.375%, 5/01/07            No Opt. Call      BBB+        105,548

         100 Gannett Co., Inc., 5.500%, 4/01/07                             No Opt. Call         A        101,417

          30 Harrahs Entertainment Bond, 7.875%, 12/15/05                   No Opt. Call       BB+         30,263

          25 KB Home, 9.500%, 2/15/11                                     2/06 at 104.75       Ba2         26,586

         100 Time Warner Inc., 6.150%, 5/01/07                              No Opt. Call      BBB+        102,245

          25 Toll Corp., 8.250%, 2/01/11                                  2/06 at 104.13       BB+         26,281

          25 WCI Communities, Inc., 10.625%, 2/15/11, 144A                2/09 at 100.00       Ba3         26,688
-----------------------------------------------------------------------------------------------------------------
             Consumer Staples - 5.4%

         100 Campbell Soup Company, 6.900%, 10/15/06                        No Opt. Call         A        102,134

         100 Coca-Cola Enterprises Inc., 5.375%, 8/15/06                    No Opt. Call         A        100,848

         100 ConAgra Foods, Inc., 6.000%, 9/15/06                           No Opt. Call      BBB+        101,276

          25 Constellation Brands, Inc., 8.625%, 8/01/06                    No Opt. Call        BB         25,750

         100 General Mills, Inc., Notes, 5.125%, 2/15/07                    No Opt. Call      BBB+        100,556

         100 Kraft Foods Inc., 5.250%, 6/01/07                              No Opt. Call        A3        101,058

----
12

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Energy - 4.6%

     $   100 Burlington Resources Finance Company, 5.600%, 12/01/06          No Opt. Call      BBB+ $      101,169

         100 Conoco Funding Company, 5.450%, 10/15/06                        No Opt. Call        A-        101,017

         100 Devon Energy Corporation, 2.750%, 8/01/06                       No Opt. Call       BBB         98,366

         100 Kinder Morgan Energy Partners, L.P., 5.350%, 8/15/07            No Opt. Call      BBB+        100,882

          25 Northwest Pipelines Corporation, 6.625%, 12/01/07               No Opt. Call       Ba2         25,688

          25 Tesoro Petroleum Corporation, Senior Subordinated Notes,     11/05 at 104.81       BB-         26,294
              Series B, 9.625%, 11/01/08
------------------------------------------------------------------------------------------------------------------
             Financials - 10.4%

         100 ABN AMRO Bank NV Chicago, 7.125%, 6/18/07                       No Opt. Call        A+        104,094

         100 American Express Company, 5.500%, 9/12/06                       No Opt. Call        A+        100,949

         100 American Health Properties, Inc., 7.500%, 1/15/07               No Opt. Call      BBB+        103,227

         100 Capital One Financial Corporation, 7.250%, 5/01/06              No Opt. Call      BBB-        101,569

         100 Countrywide Home Loans, Inc., 5.500%, 2/01/07                   No Opt. Call         A        101,120

         100 Credit Suisse First Boston, 5.750%, 4/15/07                     No Opt. Call       Aa3        101,790

         100 Household Finance Corporation, 5.750%, 1/30/07                  No Opt. Call        A1        101,583

         100 Lehman Brothers Holdings Inc., 8.250%, 6/15/07                  No Opt. Call        A1        105,704

         100 MBNA Corporation, 6.250%, 1/17/07                               No Opt. Call       BBB        101,910

         100 Washington Mutual, Inc., 7.500%, 8/15/06                        No Opt. Call        A-        102,273
------------------------------------------------------------------------------------------------------------------
             Healthcare - 3.6%

         100 Baxter International Inc., 5.250%, 5/01/07                      No Opt. Call        A-        100,858

         100 Caremark Rx, Inc., 7.375%, 10/01/06                             No Opt. Call      BBB-        102,376

          50 HCA, Inc., 8.850%, 1/01/07                                      No Opt. Call       BB+         52,268

         100 UnitedHealth Group Incorporated, 5.200%, 1/17/07                No Opt. Call         A        100,569
------------------------------------------------------------------------------------------------------------------
             Industrials - 7.0%

          25 Building Materials Corporation of America, Series B,            No Opt. Call        B+         25,875
              8.000%, 10/15/07

         100 CSX Corporation, 7.450%, 5/01/07                                No Opt. Call       BBB        104,108

          25 Dresser, Inc., 9.375%, 4/15/11                                4/06 at 104.69        B2         26,500

         100 John Deere Capital Corporation, 5.125%, 10/19/06                No Opt. Call        A-        100,655

         100 Northrop Grumman Corporation, 4.079%, 11/16/06                  No Opt. Call      BBB+         99,507

         100 Raytheon Company, 6.750%, 8/15/07                               No Opt. Call       BBB        103,378

          25 Terex Corporation, Senior Subordinated Notes, 10.375%,        4/06 at 105.19         B         26,875
              4/01/11

         100 Tyco International Group SA, 5.800%, 8/01/06                    No Opt. Call      BBB+        100,961

         100 Waste Management, Inc., 7.000%, 10/15/06                        No Opt. Call       BBB        102,203
------------------------------------------------------------------------------------------------------------------
             Information Technology - 1.6%

         100 Hewlett-Packard Company, 5.750%, 12/15/06                       No Opt. Call        A-        101,412

          25 Nortel Networks Limited, 6.125%, 2/15/06                        No Opt. Call        B-         25,125

          25 Seagate Technology HDD Holdings, Series 144A, 8.000%,         5/06 at 104.00       BB+         26,375
              5/15/09
------------------------------------------------------------------------------------------------------------------
             Materials - 3.3%

          25 Airgas, Inc., 9.125%, 10/01/11                               10/06 at 104.56       Ba2         27,000

          30 ARCO Chemical Company, 9.375%, 12/15/05                         No Opt. Call       BB-         30,413

          25 IMC Global Inc., 11.250%, 6/01/11                             6/06 at 105.63        BB         27,625

         100 International Paper Company, 7.625%, 1/15/07                    No Opt. Call       BBB        103,231

          25 Longview Fibre Company, 10.000%, 1/15/09                      1/06 at 105.00        B+         26,500

----
13

Portfolio of Investments
NUVEEN SHORT DURATION BOND FUND (continued)
September 30, 2005

   Principal                                                               Optional Call                   Market
Amount (000) Description                                                     Provisions* Ratings**          Value
-----------------------------------------------------------------------------------------------------------------
             Materials (continued)

     $    25 Lyondell Chemical Company, 10.875%, 5/01/09                  5/06 at 101.81         B $       25,875

          25 Pilgrim's Pride Corporation, 9.625%, 9/15/11                 9/06 at 104.81       Ba2         27,000

          25 Smurfit-Stone Container Corporation, 9.750%, 2/01/11, 144A   2/06 at 104.88         B         25,500

          25 Steel Dynamics, Inc., 9.500%, 3/15/09                        3/06 at 104.75        BB         26,688
-----------------------------------------------------------------------------------------------------------------
             Telecommunication Services - 3.1%

         100 CenturyTel, Inc., 4.628%, 5/15/07                              No Opt. Call      BBB+         99,492

         100 Sprint Capital Corporation, 6.000%, 1/15/07                    No Opt. Call        A-        101,693

         100 Verizon Wireless Capital LLC, 5.375%, 12/15/06                 No Opt. Call        A+        101,000
-----------------------------------------------------------------------------------------------------------------
             Utilities - 10.4%

         100 Constellation Energy Group, 6.350%, 4/01/07                    No Opt. Call      Baa1        102,288

         100 Dominion Resources, Inc., 3.660%, 11/15/06                     No Opt. Call      BBB+         98,976

         100 DTE Energy Company, 6.450%, 6/01/06                            No Opt. Call      Baa2        101,232

         100 Duke Energy Field Services Corporation, 5.750%, 11/15/06       No Opt. Call       BBB        101,161

         100 Florida Power Corporation, 6.810%, 7/01/07                     No Opt. Call        A3        103,288

         100 FPL Group Capital Inc., 4.086%, 2/16/07                        No Opt. Call        A2         99,375

         100 Ohio Edison Company, 4.000%, 5/01/08                           No Opt. Call      Baa2         98,073

         100 PPL Electric Utilities Corporation, 5.875%, 8/15/07            No Opt. Call        A-        102,221

         100 PSE&G Power LLC, 6.875%, 4/15/06                               No Opt. Call      Baa1        101,208

         100 Sempra Energy, 4.621%, 5/17/07                                 No Opt. Call      BBB+         99,830

          25 Utilicorp United Inc., Aquila Inc, 6.700%, 10/15/06            No Opt. Call        B2         25,375
-----------------------------------------------------------------------------------------------------------------
     $ 5,235 Total Corporate Bonds (cost $5,371,382)                                                    5,335,656
-----------------------------------------------------------------------------------------------------------------
------------
             SOVEREIGN DEBT - 0.5%

             South Africa - 0.5%

          50 South Africa Republic, 8.375%, 10/17/06                        No Opt. Call      BBB+         51,875
-----------------------------------------------------------------------------------------------------------------
     $    50 Total Sovereign Debt (cost $52,346)                                                           51,875
-----------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $9,776,987) - 98.7%                                                9,716,439
             ---------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.3%                                                         123,710
             ---------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                     $    9,840,149
             ---------------------------------------------------------------------------------------------------

----
14

           Forward Foreign Currency Exchange Contracts outstanding at September 30, 2005:

                                                                                                  Unrealized
                                                                                                Appreciation
                                        Amount    In Exchange For           Amount Settlement (Depreciation)
Currency Contracts to Deliver (Local Currency)           Currency (Local Currency)       Date (U.S. Dollars)
-------------------------------------------------------------------------------------------------------------
      Canadian Dollar                   31,000       Mexican Peso          276,616   11/07/05        $(1,134)
      Canadian Dollar                   29,131        U.S. Dollar           25,000   12/23/05           (119)
      Colombian Peso                57,450,000        U.S. Dollar           25,000   12/27/05            (65)
      Czech Koruna                     608,100        U.S. Dollar           25,000   12/27/05            196
      Danish Krone                     153,688        U.S. Dollar           25,000   12/28/05            136
      Euro                              12,500   New Turkish Lira           20,856   10/12/05            393
      Euro                              25,000       Mexican Peso          328,488   10/28/05            314
      Euro                              12,500       Mexican Peso          166,563   10/28/05            372
      Euro                              62,500    Norwegian Krone          486,378   11/28/05           (898)
      Euro                              40,739        U.S. Dollar           50,000   12/20/05            833
      Euro                              20,483        U.S. Dollar           25,000   12/28/05            268
      Japanese Yen                   2,762,500        U.S. Dollar           25,000   12/28/05            423
      New Taiwan Dollar                823,300        U.S. Dollar           25,000   12/28/05             26
      Slovakian Koruna                 790,750        U.S. Dollar           25,000   12/28/05            476
      South Korean Won              25,678,750        U.S. Dollar           25,000   12/23/05            379
      Swedish Krona                    191,263        U.S. Dollar           25,000   12/27/05            191
      Swiss Franc                       30,000    Norwegian Krone          150,684   11/28/05           (233)
      Swiss Franc                       56,055     Pound Sterling           25,000   12/06/05            490
      Swiss Franc                       31,720        U.S. Dollar           25,000   12/27/05            302
      U.S. Dollar                       50,000 New Zealand Dollar           71,429   12/20/05           (933)
      U.S. Dollar                       25,000   New Turkish Lira           34,450   12/23/05            (45)
      U.S. Dollar                       25,000     Brazilian Real           58,750   12/27/05            570
      U.S. Dollar                       25,000     Colombian Peso       57,475,000   12/27/05             76
      U.S. Dollar                       25,000       Mexican Peso          274,350   12/27/05            176
      U.S. Dollar                       25,000      Thailand Baht        1,031,250   12/27/05             17
      U.S. Dollar                       25,000  Australian Dollar           32,830   12/28/05            (57)
      U.S. Dollar                       25,000     Pound Sterling           13,990   12/28/05           (352)
      U.S. Dollar                       25,000   Hungarian Forint        5,137,750   12/28/05           (393)
      U.S. Dollar                       25,000 New Zealand Dollar           36,253   12/28/05           (112)
      U.S. Dollar                       25,000       Polish Zloty           80,840   12/28/05           (239)
      U.S. Dollar                       25,000 South African Rand          159,980   12/28/05            (46)
-------------------------------------------------------------------------------------------------------------
                                                                                                     $ 1,012
-------------------------------------------------------------------------------------------------------------

           Foreign Currency Interest Rate Swaps outstanding at September 30,
           2005:


                                                                                                                Notional
                                                                                                  Local           Amount
                                                                                               Currency (Local Currency)
-------------------------------------------------------------------------------------------------------------------------
Agreement with Goldman Sachs dated January 13, 2005, to pay semi-annually the         Australian Dollar          500,000
notional amount multiplied by 5.570% (annualized) and receive quarterly the notional amount multiplied by the six-month AUD-LIBOR (Australian Dollar-London Inter-Bank
Offered Rates).
Agreement with Goldman Sachs dated January 13, 2005, to pay quarterly the notional   New Zealand Dollar          550,000
amount multiplied by the three-month NZD-LIBOR (New Zealand Dollar-London Inter-
Bank Offered Rates) and receive semi-annually the notional amount multiplied by
6.500% (annualized).
Agreement with JPMorgan dated May 18, 2005, to pay every 28 days the notional              Mexican Peso          750,000
amount multiplied by the 28-day MXN-TIIE (Mexican Interbank Money Market Rate)
and receive every 28 days the notional amount multiplied by 10.370% (annualized).
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

                                                                                                     Unrealized
                                                                                                   Appreciation
                                                                                     Termination (Depreciation)
                                                                                            Date (U.S. Dollars)
----------------------------------------------------------------------------------------------------------------
Agreement with Goldman Sachs dated January 13, 2005, to pay semi-annually the            1/17/10        $(3,198)
notional amount multiplied by 5.570% (annualized) and receive quarterly the notional amount multiplied by the six-month AUD-LIBOR (Australian Dollar-London Inter-Bank
Offered Rates).
Agreement with Goldman Sachs dated January 13, 2005, to pay quarterly the notional       1/18/10         (4,292)
amount multiplied by the three-month NZD-LIBOR (New Zealand Dollar-London Inter-
Bank Offered Rates) and receive semi-annually the notional amount multiplied by
6.500% (annualized).
Agreement with JPMorgan dated May 18, 2005, to pay every 28 days the notional            5/13/10          3,869
amount multiplied by the 28-day MXN-TIIE (Mexican Interbank Money Market Rate)
and receive every 28 days the notional amount multiplied by 10.370% (annualized).
----------------------------------------------------------------------------------------------------------------
                                                                                                        $(3,621)
----------------------------------------------------------------------------------------------------------------

----
15

Portfolio of Investments
NUVEEN SHORT DURATION BOND FUND (continued)
September 30, 2005


           Futures Contracts Outstanding at September 30, 2005:

                                                                                                         Unrealized
                                                                       Original            Value at    Appreciation
                                  Contract Number of    Contract          Value  September 30, 2005  (Depreciation)
Type                              Position Contracts  Expiration (U.S. Dollars)      (U.S. Dollars)  (U.S. Dollars)
--------------------------------------------------------------------------------------------------------------------
Australian 3-Year Treasury Bonds      Long        10       12/05    $   782,572         $   777,017         $(5,555)
Australian 10-Year Treasury Bonds     Long         4       12/05        325,232             319,761          (5,471)
British LIBOR                         Long         4       03/06        842,141             843,096             955
Canadian 10-Year Government Bonds    Short        (4)      12/05       (396,023)           (395,871)            152
Euribor                              Short        (3)      03/06       (881,054)           (880,565)            489
Euro Yen                             Short        (7)      06/06     (1,537,459)         (1,537,493)            (34)
German 2-Year Fed Rep Bonds          Short        (8)      12/05     (1,022,438)         (1,020,659)          1,779
German 10-Year Fed Rep Bonds          Long         2       12/05        293,978             294,525             547
U.S. 2-Year Treasury Notes            Long         5       12/05      1,033,499           1,029,453          (4,046)
U.S. 10-Year Treasury Notes          Short        (3)      03/06       (333,835)           (329,438)          4,397
U.S. 10-Year Treasury Notes          Short        (1)      12/05       (110,263)           (109,922)            341
--------------------------------------------------------------------------------------------------------------------
                                                                                                            $(6,446)
--------------------------------------------------------------------------------------------------------------------

            * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
            ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
            144ASecurities are exempt from registration under Rule 144A of the
                Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

                                See accompanying notes to financial statements.

----
16

Portfolio of Investments
NUVEEN CORE BOND FUND
September 30, 2005

   Principal                                                               Optional Call                   Market
Amount (000) Description                                                     Provisions* Ratings**          Value
-----------------------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 75.5%

             Financials - 42.8%

             Fannie Mae, Mortgage-Backed Securities, Conventional
             Mortgage Loans:
     $ 1,000  5.000%, 6/01/20 (TBA)                                         No Opt. Call       AAA $      997,500
         500  5.500%, 10/01/20 (TBA)                                        No Opt. Call       N/R        507,344
         500  6.000%, 4/01/34 (TBA)                                         No Opt. Call       AAA        508,438
       1,138  6.000%, 11/01/34                                              No Opt. Call       AAA      1,157,850
          75  5.500%, 12/01/34 (TBA)                                        No Opt. Call       AAA         74,983
         518  5.500%, 4/01/35                                               No Opt. Call       AAA        518,220
         473  4.500%, 7/01/35                                               No Opt. Call       AAA        450,906
-----------------------------------------------------------------------------------------------------------------
             U.S. Treasury Bonds and Notes - 32.7%

         345 6.500%, 10/15/06                                               No Opt. Call       AAA        353,208

         590 3.250%, 8/15/08                                                No Opt. Call       AAA        575,297

         175 6.500%, 2/15/10                                                No Opt. Call       AAA        190,736

         550 4.125%, 8/15/10                                                No Opt. Call       AAA        547,702

         675 4.250%, 11/15/13                                               No Opt. Call       AAA        672,284

         260 4.250%, 8/15/15                                                No Opt. Call       AAA        258,456

         350 7.500%, 11/15/24                                               No Opt. Call       AAA        476,793

         135 5.375%, 2/15/31                                                No Opt. Call       AAA        151,285
-----------------------------------------------------------------------------------------------------------------
     $ 7,284 Total U.S. Government and Agency Obligations (cost                                         7,441,002
              $7,470,414)
-----------------------------------------------------------------------------------------------------------------
------------
             ASSET-BACKED SECURITIES - 5.5%

             Consumer Discretionary - 3.6%

         100 Capital Auto Receivables Asset Trust, Series 2005-1,           No Opt. Call       AAA        100,111
              3.828%, 4/15/08

          50 Capital One Auto Finance Trust, Series 2005-BSS, 3.820%,       No Opt. Call       AAA         49,791
              9/15/08

          13 Chase Manhattan Auto Owners Trust Asset-Backed Notes and       No Opt. Call       AAA         13,263
              Certificates, Series 2003A-A3, 1.520%, 5/15/2007

          34 Daimler Chrysler Auto Trust, Class A3, Series 2003B,           No Opt. Call       AAA         33,564
              2.250%, 8/08/07

          75 Daimler Chrysler Auto Trust, Class A3, Series 2005B,           No Opt. Call       AAA         74,485
              4.040%, 9/08/09

          19 Harley-Davidson Motorcycle Trust, Contract-Backed Notes,       No Opt. Call       AAA         19,229
              Series 2004-1-A1, 1.400%, 10/15/08

          25 Nissan Auto Receivables Owner Trust, Class A3, Series          No Opt. Call       AAA         24,716
              2003C, 2.230%, 3/15/07

          26 Toyota Auto Receivables Owner Trust, Class A3, Series          No Opt. Call       AAA         26,277
              2003B, 3.798%, 8/15/07

          14 Volkswagen Auto Lease Trust, Class A1, Series 2005A,           No Opt. Call      A-1+         14,051
              2.985%, 3/20/06
-----------------------------------------------------------------------------------------------------------------
             Financials - 1.9%

          50 Chase Credit Card Master Trust, Class A, Series 2004-1,        No Opt. Call       AAA         50,027
              3.798%, 5/15/09

          50 Citibank Credit Card Issuance Trust, Class A2, Series          No Opt. Call       AAA         49,819
              2003-A2, 2.700%, 1/15/08

          50 MBNA Credit Card Master Note Trust, Class A1, Series 2002,     No Opt. Call       AAA         50,389
              4.950%, 6/15/09

          35 Master CI-9 NIM Notes, Series 2005, 4.940%, 3/26/35, 144A      No Opt. Call        A+         34,292
-----------------------------------------------------------------------------------------------------------------
     $   541 Total Asset-Backed Securities (cost $541,448)                                                540,014
-----------------------------------------------------------------------------------------------------------------
------------
             CORPORATE BONDS - 26.7%

             Consumer Discretionary - 3.8%

          25 Ameristar Casinos, Inc., 10.750%, 2/15/09                    2/06 at 105.38        B+         26,844

          25 Beazer Homes USA, Inc., 8.625%, 5/15/11                      5/06 at 104.31       Ba1         26,438

          11 Clear Channel Communications, Inc., 5.500%, 9/15/14            No Opt. Call      BBB-         10,621

          18 Cox Communications, Inc., 7.750%, 11/01/10                     No Opt. Call      BBB-         19,939

             Federated Department Stores, Inc.:
           4  6.625%, 4/01/11                                               No Opt. Call      Baa1          4,308
           8  6.900%, 4/01/29                                               No Opt. Call      Baa1          8,651

----
17

Portfolio of Investments
NUVEEN CORE BOND FUND (continued)
September 30, 2005

   Principal                                                               Optional Call                   Market
Amount (000) Description                                                     Provisions* Ratings**          Value
-----------------------------------------------------------------------------------------------------------------

             Consumer Discretionary (continued)

             Harrahs Operating Company, Inc.:
     $    30  7.875%, 12/15/05                                              No Opt. Call       BB+ $       30,263
           2  8.000%, 2/01/11                                               No Opt. Call      BBB-          2,239

           1 Home Depot, Inc., 3.750%, 9/15/09                              No Opt. Call        AA            970

          25 KB Home, 9.500%, 2/15/11                                     2/06 at 104.75       Ba2         26,586

          25 K. Hovnanian Enterprises Inc, 6.500%, 1/15/14                  No Opt. Call       Ba1         24,183

           1 Lowe's Companies, Inc., 6.500%, 3/15/29                        No Opt. Call        A+          1,144

           4 Masco Corporation, 5.875%, 7/15/12                             No Opt. Call      BBB+          4,190

          20 MGM Grand Inc, 6.000%, 10/01/09                                No Opt. Call        BB         19,850

             Pulte Homes, Inc.:
          12  4.875%, 7/15/09                                               No Opt. Call      BBB-         11,883
           6  6.375%, 5/15/33                                               No Opt. Call      BBB-          5,741

          13 Target Corporation, 7.500%, 8/15/10                            No Opt. Call        A+         14,577

          22 TCI Communications, Inc., 8.750%, 8/01/15                      No Opt. Call      BBB+         27,364

             Time Warner Inc.:
          11  9.125%, 1/15/13                                               No Opt. Call      BBB+         13,450
          14  9.150%, 2/01/23                                               No Opt. Call      BBB+         18,126

          25 Toll Corp., 8.250%, 2/01/11                                  2/06 at 104.13       BB+         26,281

             Wal-Mart Stores, Inc.:
          17  6.875%, 8/10/09                                               No Opt. Call        AA         18,325
           2  7.550%, 2/15/30                                               No Opt. Call        AA          2,551

           2 Walt Disney Company, 7.000%, 3/01/32                           No Opt. Call        A-          2,348

          25 WCI Communities, Inc., 10.625%, 2/15/11, 144A                2/09 at 100.00       Ba3         26,688
-----------------------------------------------------------------------------------------------------------------
             Consumer Staples - 2.2%

           7 Anheuser-Busch Companies, Inc., 5.050%, 10/15/16               No Opt. Call        A+          7,074

           3 Archer-Daniels-Midland Company, 7.000%, 2/01/31                No Opt. Call         A          3,562

           7 Coca-Cola Enterprises Inc., 6.750%, 9/15/28                    No Opt. Call         A          8,047

          25 Constellation Brands, Inc., 8.625%, 8/01/06                    No Opt. Call        BB         25,750

          50 EchoStar DBS Corporation, 9.125%, 1/15/09                    1/06 at 104.56       BB-         52,750

          19 Fred Meyer, Inc. 7.450%, 3/01/08                               No Opt. Call      Baa2         20,043

          19 General Mills, Inc., 2.625%, 10/24/06                          No Opt. Call      BBB+         18,563

           2 Kellogg Company, 7.450%, 4/01/31                               No Opt. Call      BBB+          2,526

           2 Kimberly-Clark Corporation, 5.000%, 8/15/13                    No Opt. Call       Aa2          2,052

          11 Kraft Foods Inc., 6.250%, 6/01/12                              No Opt. Call        A3         11,762

           2 Kroger Co., 7.500%, 4/01/31                                    No Opt. Call      Baa2          2,241

          16 Nabisco Inc, 7.550%, 6/15/15                                   No Opt. Call        A-         18,974

           2 Philip Morris Companies, Inc, 7.750%, 1/15/27                  No Opt. Call       BBB          2,339

           6 Phillip Morris Companies Inc, 7.200%, 2/01/07                  No Opt. Call       BBB          6,174

          10 Tricon Global Restaurants Incorporated, 8.875%, 4/15/11        No Opt. Call      BBB-         11,858

           3 Unilever Capital Corporation, 5.900%, 11/15/32                 No Opt. Call        A+          3,175

          18 Viacom Inc., Senior Notes, 7.700%, 7/30/10                     No Opt. Call      BBB+         19,931
-----------------------------------------------------------------------------------------------------------------
             Energy - 3.7%

          10 Alberta Energy Company Ltd., 7.375%, 11/01/31                  No Opt. Call        A-         12,316

          18 Amerada Hess Corporation, 7.125%, 3/15/33                      No Opt. Call      BBB-         20,668

           5 Burlington Resources Finance Company, 7.200%, 8/15/31          No Opt. Call      BBB+          6,082

----
18

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Energy (continued)

     $    25 Chesapeake Energy Corporation, 6.250%, 1/15/18                7/10 at 103.13        BB $       24,625

          10 Devon Energy Corporation, 7.950%, 4/15/32                       No Opt. Call       BBB         12,788

          21 Enterprise Products Operating L.P, 4.625%, 10/15/09             No Opt. Call      Baa3         20,540

          50 Grant Prideco, Inc., Series 144A, 6.125%, 8/15/15             8/10 at 103.06        BB         50,750

           3 Halliburton Company, 5.500%, 10/15/10                           No Opt. Call       BBB          3,101

          10 Kinder Morgan Energy Partners, L.P., 7.300%, 8/15/33            No Opt. Call      BBB+         11,635

          10 Marathon Oil Corporation, 6.800%, 3/15/32                       No Opt. Call      BBB+         11,515

          10 Northwest Pipelines Corporation, 6.625%, 12/01/07               No Opt. Call       Ba2         10,275

          10 Occidental Petroleum Corporation, 6.750%, 1/15/12               No Opt. Call        A-         11,111

           9 Pacific Energy Partners LP, Series 144A, 6.250%, 9/15/15      9/10 at 103.13       Ba2          9,068

          10 PC Financial Partnership, 5.000%, 11/15/14                      No Opt. Call       BBB          9,925

          11 Phillips Petroleum Company, 8.750%, 5/25/10                     No Opt. Call        A-         12,874

          10 Plains All American Pipeline LP, 144A, 5.250%, 6/15/15          No Opt. Call      BBB-          9,846

          50 Premcor Refining Group Inc, 7.500%, 6/15/15                   6/08 at 103.75      BBB-         53,750

          25 Tesoro Petroleum Corporation, Senior Subordinated Notes,     11/05 at 104.81       BB-         26,294
              Series B, 9.625%, 11/01/08

          10 Tosco Corporation, 8.125%, 2/15/30                              No Opt. Call        A-         13,625

          10 Transocean Sedco Forex Inc, 7.500%, 4/15/31                     No Opt. Call        A-         12,653

          10 Valero Energy Corporation, 7.500%, 4/15/32                      No Opt. Call      BBB-         12,109

          10 XTO Energy, Inc., 6.250%, 4/15/13                               No Opt. Call      BBB-         10,691
------------------------------------------------------------------------------------------------------------------
             Financials - 6.4%

          33 Associates Corporation of North America, 6.250%, 11/01/08       No Opt. Call       Aa1         34,547

           3 Bank of America Corporation, 5.375%, 6/15/14                    No Opt. Call       Aa2          3,096

           3 Bank One National Association, 3.700%, 1/15/08                  No Opt. Call       Aa2          2,947

             CIT Group Inc.:
          13  5.500%, 11/30/07                                               No Opt. Call         A         13,223
           6  7.750%, 4/02/12                                                No Opt. Call         A          6,887

           6 Charter One Bank FSB, 6.375%, 5/15/12                           No Opt. Call       Aa3          6,518

             Citigroup Inc.:
          17  3.625%, 2/09/09                                                No Opt. Call       Aa1         16,484
           5  6.000%, 10/31/33                                               No Opt. Call       Aa2          5,234
           4  5.850%, 12/11/34                                               No Opt. Call       Aa1          4,199

          26 Credit Suisse First Boston, 6.500%, 1/15/12                     No Opt. Call       Aa3         28,190

             EOP Operating Limited Partnership:
          17  7.750%, 11/15/07                                               No Opt. Call      BBB+         18,006
           2  5.875%, 1/15/13                                                No Opt. Call      BBB+          2,070

          12 ERP Operating LP, 6.625%, 3/15/12                               No Opt. Call      BBB+         13,004

           8 First Union Institutional Capital Securities I, 8.040%,      12/06 at 104.02        A1          8,561
              12/01/26

          22 Fleet National Bank, 5.750%, 1/15/09                            No Opt. Call       Aa2         22,736

          57 General Electric Capital Corporation, 8.125%, 5/15/12           No Opt. Call       AAA         66,958

          22 Goldman Sachs Group, Inc., 6.345%, 2/15/34                      No Opt. Call        A1         22,999

           2 HSBC Bank USA, 3.875%, 9/15/09                                  No Opt. Call       Aa2          1,944

          41 Household Financial Corporation, 8.000%, 7/15/10                No Opt. Call        A1         46,310

           3 Household Finance Corporation, 7.000%, 5/15/12                  No Opt. Call        A1          3,324

          28 JPMorgan Chase & Co., 3.500%, 3/15/09                           No Opt. Call       Aa3         26,949

----
19

Portfolio of Investments
NUVEEN CORE BOND FUND (continued)
September 30, 2005

   Principal                                                               Optional Call                   Market
Amount (000) Description                                                     Provisions* Ratings**          Value
-----------------------------------------------------------------------------------------------------------------
             Financials (continued)

     $     4 Key Bank NA, 7.000%, 2/01/11                                   No Opt. Call        A2 $        4,402

          20 Lehman Brothers Holdings Inc., 7.875%, 11/01/09                No Opt. Call        A1         22,289

          19 MBNA Corporation, 6.125%, 3/01/13                              No Opt. Call       BBB         20,301

          14 Mellon Funding Corporation, 3.250%, 4/01/09                    No Opt. Call        A+         13,408

           5 Merrill Lynch & Co., Inc., Note, 6.375%, 10/15/08              No Opt. Call       Aa3          5,249

           1 Merrill Lynch & Co., 3.700%, 4/21/08                           No Opt. Call       Aa3            978

          11 Merrill Lynch & Co., 5.000%, 1/15/15                           No Opt. Call       Aa3         10,960

          10 Morgan Stanley, 8.000%, 6/15/10                                No Opt. Call       Aa3         11,301

          32 Morgan Stanley, 4.750%, 4/01/14                                No Opt. Call        A1         30,926

          25 National City Bank, 6.200%, 12/15/11                           No Opt. Call        A1         26,838

           3 National Westminster Bank PLC, 7.375%, 10/01/09                No Opt. Call       Aa2          3,298

          16 Nationsbank Corporation, 7.800%, 9/15/16                       No Opt. Call       Aa3         19,515

             PNC Funding Corporation:
          10  5.750%, 8/01/06                                               No Opt. Call        A2         10,099
           3  7.500%, 11/01/09                                              No Opt. Call        A3          3,296

          18 Sanwa Finance Aruba AEC, 8.350%, 7/15/09                       No Opt. Call        A2         20,100

          19 Simon Property Group, L.P., 6.375%, 11/15/07                   No Opt. Call      BBB+         19,575

          12 SLM Corporation, 5.375%, 1/15/13                               No Opt. Call         A         12,333

           6 SunTrust Banks Inc, 6.375%, 4/01/11                            No Opt. Call       Aa3          6,465

           9 US Bank NA Minnesota, 6.375%, 8/01/11                          No Opt. Call       Aa2          9,709

          14 Wachovia Corporation, 5.250%, 8/01/14                          No Opt. Call        A1         14,221

           7 Wells Fargo & Company, 5.375%, 2/07/35                         No Opt. Call       Aa1          6,931
-----------------------------------------------------------------------------------------------------------------
             Healthcare - 0.5%

          10 HCA, Inc., 6.375%, 1/15/15                                     No Opt. Call       BB+          9,944

          18 Medco Health Solutions, Inc., 7.250%, 8/15/13                  No Opt. Call       BBB         19,868

           3 Schering-Plough Corporation, 6.750%, 12/01/33                  No Opt. Call        A-          3,474

          20 Wyeth, 5.500%, 3/15/13                                         No Opt. Call         A         20,542
-----------------------------------------------------------------------------------------------------------------
             Industrials - 3.2%

          12 Boeing Capital Corporation, 5.800%, 1/15/13                    No Opt. Call         A         12,697

          25 Building Materials Corporation of America, Series B,           No Opt. Call        B+         25,875
              8.000%, 10/15/07

          18 Burlington Northern Santa Fe Corporation, 6.750%, 7/15/11      No Opt. Call      BBB+         19,612

          13 Canadian National Railway Company, 6.250%, 8/01/34             No Opt. Call        A-         14,453

          15 Deere & Company, 6.950%, 4/25/14                               No Opt. Call        A-         17,122

          25 Dresser, Inc., 9.375%, 4/15/11                               4/06 at 104.69        B2         26,500

           7 General Electric Company, 5.000%, 2/01/13                      No Opt. Call       AAA          7,069

           4 Honeywell International Inc., 7.500%, 3/01/10                  No Opt. Call         A          4,455

          35 Jacuzzi Brands, Inc., 9.625%, 7/01/10                        7/07 at 104.81         B         37,275

          17 Norfolk Southern Corporation, 7.700%, 5/15/17                  No Opt. Call      BBB+         20,693

             PHH Corporation:
          10  6.000%, 3/01/08                                               No Opt. Call       BBB         10,177
           2  7.125%, 3/01/13                                               No Opt. Call       BBB          2,157

          20 Raychem Corporation, Tyco International Limited, 7.200%,       No Opt. Call      BBB+         21,290
              10/15/08

          50 Sequa Corporation, 8.875%, 4/01/08                             No Opt. Call       BB-         52,250

----
20

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Industrials (continued)

     $    25 Terex Corporation, Senior Subordinated Notes, 10.375%,        4/06 at 105.19         B $       26,875
              4/01/11

           8 United Technologies Corporation, 7.500%, 9/15/29                No Opt. Call         A         10,210

           4 Waste Management, Inc., 7.750%, 5/15/32                         No Opt. Call       BBB          4,934
------------------------------------------------------------------------------------------------------------------
             Information Technology - 0.7%

          14 Computer Associates International, Inc., 4.750%, 12/01/09       No Opt. Call      BBB-         13,748

             Motorola, Inc.:
           1  7.625%, 11/15/10                                               No Opt. Call      BBB+          1,133
           3  7.500%, 5/15/25                                                No Opt. Call      BBB+          3,623

          25 Nortel Networks Limited, 6.125%, 2/15/06                        No Opt. Call        B-         25,125

          25 Seagate Technology HDD Holdings, Series 144A, 8.000%,         5/06 at 104.00       BB+         26,375
              5/15/09
------------------------------------------------------------------------------------------------------------------
             Materials - 3.0%

          25 Airgas, Inc., 9.125%, 10/01/11                               10/06 at 104.56       Ba2         27,000

           8 Alcan Inc., 7.250%, 3/15/31                                     No Opt. Call      BBB+          9,467

             Alcoa Inc.:
          15  4.250%, 8/15/07                                                No Opt. Call        A2         14,924
           2  7.375%, 8/01/10                                                No Opt. Call        A2          2,227

          30 ARCO Chemical Company, 9.375%, 12/15/05                         No Opt. Call       BB-         30,413

           6 Dow Chemical Company, 7.375%, 11/01/29                          No Opt. Call        A-          7,348

          12 E.I. du Pont de Nemours and Company, 6.875%, 10/15/09           No Opt. Call       AA-         12,986

          25 IMC Global Inc., 11.250%, 6/01/11                             6/06 at 105.63        BB         27,625

          25 Longview Fibre Company, 10.000%, 1/15/09                      1/06 at 105.00        B+         26,500

          25 Lyondell Chemical Company, 10.875%, 5/01/09                   5/06 at 101.81         B         25,875

          25 Pilgrim's Pride Corporation, 9.625%, 9/15/11                  9/06 at 104.81       Ba2         27,000

           2 Praxair, Inc., 6.375%, 4/01/12                                  No Opt. Call        A-          2,178

          25 Smurfit-Stone Container Corporation, 9.750%, 2/01/11, 144A    2/06 at 104.88         B         25,500

          25 Steel Dynamics, Inc., 9.500%, 3/15/09                         3/06 at 104.75        BB         26,688

           8 Westvaco Corporation, 8.200%, 1/15/30                           No Opt. Call       BBB          9,767

          17 Weyerhaeuser Company, 5.950%, 11/01/08                          No Opt. Call       BBB         17,628
------------------------------------------------------------------------------------------------------------------
             Telecommunication Services - 2.0%

          21 BellSouth Corporation, 6.550%, 6/15/34                          No Opt. Call         A         22,648

           6 British Telecommunications PLC, 8.875%, 12/15/30                No Opt. Call        A-          8,163

             Deutsche Telekom International Finance BV:
          12  8.500%, 6/15/10                                                No Opt. Call        A-         13,618
           4  8.75%, 6/15/30                                                 No Opt. Call        A-          5,180

          18 France Telecom SA, 7.750%, 3/01/11                              No Opt. Call        A-         20,461

          25 GTE Corporation, 7.510%, 4/01/09                                No Opt. Call        A+         27,137

          22 New Cingular Wireless Services Inc., 8.125%, 5/01/12            No Opt. Call         A         25,832

          25 Rogers Wireless Communications Inc, 6.375%, 3/01/14             No Opt. Call        BB         25,250

             Sprint Capital Corporation:
          14  8.375%, 3/15/12                                                No Opt. Call        A-         16,497
           4  8.750%, 3/15/32                                                No Opt. Call        A-          5,380

          10 Telefonica Europe BV, 7.750%, 9/15/10                           No Opt. Call         A         11,285

          10 Verizon New York Inc., Series B, 7.375%, 4/01/32                No Opt. Call        A+         11,039

           4 Vodafone Group PLC, 7.875%, 2/15/30                             No Opt. Call         A          5,110

----
21

Portfolio of Investments
NUVEEN CORE BOND FUND (continued)
September 30, 2005

   Principal                                                              Optional Call                   Market
Amount (000) Description                                                    Provisions* Ratings**          Value
----------------------------------------------------------------------------------------------------------------
             Utilities - 1.2%

     $     2 Consolidated Natural Gas Company, 5.000%, 12/01/14            No Opt. Call        A3 $       1,975

          14 Duke Capital LLC, 5.668%, 8/15/14                             No Opt. Call      BBB-        14,242

          10 Duke Energy Field Services Corporation, 7.875%, 8/16/10       No Opt. Call       BBB        11,255

             National Rural Utilities Cooperative Finance Corporation:
          12  3.875%, 2/15/08                                              No Opt. Call        A+        11,819
           8  5.750%, 8/28/09                                              No Opt. Call         A         8,299

          11 Pacific Gas and Electric Company, 6.050%, 3/01/34             No Opt. Call      Baa1        11,484

           5 PSE&G Power LLC, 8.625%, 4/15/31                              No Opt. Call      Baa1         6,510

          11 Reliant Energy, Centerpoint Energy Inc, 7.750%, 2/15/11       No Opt. Call       BBB        12,365

          10 Southern California Edison Company, 6.000%, 1/15/34           No Opt. Call        A3        10,706

          25 Utilicorp United Inc., Aquila Inc, 6.700%, 10/15/06           No Opt. Call        B2        25,370

           9 Virginia Electric and Power Company, 4.750%, 3/01/13          No Opt. Call        A3         8,887
----------------------------------------------------------------------------------------------------------------
     $ 2,451 Total Corporate Bonds (cost $2,666,343)                                                  2,634,116
----------------------------------------------------------------------------------------------------------------
------------
             SOVEREIGN DEBT - 1.2%

             Mexico - 0.7%

          65 United Mexican States, 6.625%, 3/03/15                        No Opt. Call      Baa1        70,785
----------------------------------------------------------------------------------------------------------------
             South Africa - 0.5%

          50 South Africa Republic, 8.375%, 10/17/06                       No Opt. Call      BBB+        51,875
----------------------------------------------------------------------------------------------------------------
     $   115 Total Sovereign Debt (cost $122,851)                                                       122,660
----------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $10,801,056) - 108.9%                                           10,737,792
             -------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT AND AGENCY OBLIGATIONS SOLD SHORT - (7.7)%

             Financials - (7.7)%

       (275) Fannie Mae, Mortgage-Backed Securities, Conventional          No Opt. Call       AAA     (269,328)
             Mortgage Loans, 4.500%, 10/18/05 (TBA)

       (475) Ginnie Mae, Mortgage-Backed Securities, Conventional          No Opt. Call       AAA     (486,578)
             Mortgage Loans, 6.000%, 10/20/05 (TBA)
----------------------------------------------------------------------------------------------------------------
     $ (750) Total U.S. Government and Agency Obligations Sold Short                                  (755,906)
              (proceeds $759,521)
---------------------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - (1.2)%                                                   (120,561)
             -------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                    $   9,861,325
             -------------------------------------------------------------------------------------------------

----
22

           Forward Foreign Currency Exchange Contracts outstanding at September 30, 2005:

                                                                                                  Unrealized
                                                                                                Appreciation
                                        Amount    In Exchange For           Amount Settlement (Depreciation)
Currency Contracts to Deliver (Local Currency)           Currency (Local Currency)       Date (U.S. Dollars)
-------------------------------------------------------------------------------------------------------------
      Canadian Dollar                   31,000       Mexican Peso          276,616   11/07/05        $(1,134)
      Canadian Dollar                   29,131        U.S. Dollar           25,000   12/23/05           (119)
      Colombian Peso                57,450,000        U.S. Dollar           25,000   12/27/05            (65)
      Czech Koruna                     608,100        U.S. Dollar           25,000   12/27/05            196
      Danish Krone                     153,688        U.S. Dollar           25,000   12/28/05            136
      Euro                              12,500   New Turkish Lira           20,856   10/12/05            393
      Euro                              25,000       Mexican Peso          328,488   10/28/05            314
      Euro                              12,500       Mexican Peso          166,563   10/28/05            372
      Euro                              62,500    Norwegian Krone          486,378   11/28/05           (898)
      Euro                              40,739        U.S. Dollar           50,000   12/20/05            833
      Euro                              20,483        U.S. Dollar           25,000   12/28/05            268
      Japanese Yen                   2,762,500        U.S. Dollar           25,000   12/28/05            423
      New Taiwan Dollar                823,300        U.S. Dollar           25,000   12/28/05             26
      Slovakian Koruna                 790,750        U.S. Dollar           25,000   12/28/05            476
      South Korean Won              25,678,750        U.S. Dollar           25,000   12/23/05            379
      Swedish Krona                    191,263        U.S. Dollar           25,000   12/27/05            191
      Swiss Franc                       30,000    Norwegian Krone          150,684   11/28/05           (233)
      Swiss Franc                       56,055     Pound Sterling           25,000   12/06/05            490
      Swiss Franc                       31,720        U.S. Dollar           25,000   12/27/05            302
      U.S. Dollar                       50,000 New Zealand Dollar           71,429   12/20/05           (933)
      U.S. Dollar                       25,000   New Turkish Lira           34,450   12/23/05            (45)
      U.S. Dollar                       25,000     Brazilian Real           58,750   12/27/05            570
      U.S. Dollar                       25,000     Colombian Peso       57,475,000   12/27/05             76
      U.S. Dollar                       25,000       Mexican Peso          274,350   12/27/05            176
      U.S. Dollar                       25,000      Thailand Baht        1,031,250   12/27/05             17
      U.S. Dollar                       25,000  Australian Dollar           32,830   12/28/05            (57)
      U.S. Dollar                       25,000     Pound Sterling           13,990   12/28/05           (352)
      U.S. Dollar                       25,000   Hungarian Forint        5,137,750   12/28/05           (393)
      U.S. Dollar                       25,000 New Zealand Dollar           36,253   12/28/05           (112)
      U.S. Dollar                       25,000       Polish Zloty           80,840   12/28/05           (239)
      U.S. Dollar                       25,000 South African Rand          159,980   12/28/05            (46)
-------------------------------------------------------------------------------------------------------------
                                                                                                     $ 1,012
-------------------------------------------------------------------------------------------------------------

           Foreign Currency Interest Rate Swaps outstanding at September 30,
           2005:


                                                                                                                Notional
                                                                                                  Local           Amount
                                                                                               Currency (Local Currency)
-------------------------------------------------------------------------------------------------------------------------
Agreement with Goldman Sachs dated January 13, 2005, to pay semi-annually the         Australian Dollar          500,000
notional amount multiplied by 5.570% (annualized) and receive quarterly the notional amount multiplied by the six-month AUD-LIBOR (Australian Dollar-London Inter-Bank
Offered Rates).
Agreement with Goldman Sachs dated January 13, 2005, to pay quarterly the notional   New Zealand Dollar          550,000
amount multiplied by the three-month NZD-LIBOR (New Zealand Dollar-London Inter-
Bank Offered Rates) and receive semi-annually the notional amount multiplied by
6.500% (annualized).
Agreement with JPMorgan dated May 18, 2005, to pay every 28 days the notional              Mexican Peso          750,000
amount multiplied by the 28-day MXN-TIIE (Mexican Interbank Money Market Rate)
and receive every 28 days the notional amount multiplied by 10.370% (annualized).
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

                                                                                                     Unrealized
                                                                                                   Appreciation
                                                                                     Termination (Depreciation)
                                                                                            Date (U.S. Dollars)
----------------------------------------------------------------------------------------------------------------
Agreement with Goldman Sachs dated January 13, 2005, to pay semi-annually the            1/17/10        $(3,198)
notional amount multiplied by 5.570% (annualized) and receive quarterly the notional amount multiplied by the six-month AUD-LIBOR (Australian Dollar-London Inter-Bank
Offered Rates).
Agreement with Goldman Sachs dated January 13, 2005, to pay quarterly the notional       1/18/10         (4,292)
amount multiplied by the three-month NZD-LIBOR (New Zealand Dollar-London Inter-
Bank Offered Rates) and receive semi-annually the notional amount multiplied by
6.500% (annualized).
Agreement with JPMorgan dated May 18, 2005, to pay every 28 days the notional            5/13/10          3,869
amount multiplied by the 28-day MXN-TIIE (Mexican Interbank Money Market Rate)
and receive every 28 days the notional amount multiplied by 10.370% (annualized).
----------------------------------------------------------------------------------------------------------------
                                                                                                        $(3,621)
----------------------------------------------------------------------------------------------------------------

----
23

Portfolio of Investments
NUVEEN CORE BOND FUND (continued)
September 30, 2005


           Futures Contracts Outstanding at September 30, 2005:

                                                                                                         Unrealized
                                                                       Original            Value at    Appreciation
                                  Contract Number of    Contract          Value  September 30, 2005  (Depreciation)
Type                              Position Contracts  Expiration (U.S. Dollars)      (U.S. Dollars)  (U.S. Dollars)
--------------------------------------------------------------------------------------------------------------------
Australian 3-Year Treasury Bonds      Long        10       12/05    $   782,572         $   777,017         $(5,555)
Australian 10-Year Treasury Bonds     Long         4       12/05        325,232             319,761          (5,471)
British LIBOR                         Long         4       03/06        842,141             843,096             955
Canadian 10-Year Government Bonds    Short        (4)      12/05       (396,023)           (395,871)            152
Euribor                              Short        (3)      03/06       (881,054)           (880,565)            489
Euro Yen                             Short        (7)      06/06     (1,537,459)         (1,537,493)            (34)
German 2-Year Fed Rep Bonds          Short        (8)      12/05     (1,022,438)         (1,020,659)          1,779
German 10-Year Fed Rep Bonds          Long         2       12/05        293,978             294,525             547
U.S. 2-Year Treasury Notes            Long         4       12/05        826,436             823,563          (2,873)
U.S. 10-Year Treasury Notes          Short        (3)      03/06       (333,835)           (329,438)          4,397
U.S. 10-Year Treasury Notes          Short        (1)      12/05       (110,263)           (109,922)            341
--------------------------------------------------------------------------------------------------------------------
                                                                                                            $(5,273)
--------------------------------------------------------------------------------------------------------------------

            * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
            ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
            144ASecurities are exempt from registration under Rule 144A of the
                Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
           (TBA)To be announced. Securities are also subject to sale/buy back arrangements.
            N/R Investment is not rated.

                                See accompanying notes to financial statements.

----
24

Portfolio of Investments
NUVEEN HIGH YIELD BOND FUND
September 30, 2005

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 7.0%

             U.S. Treasury Bonds and Notes - 7.0%

   $      75 6.500%, 2/15/10                                                 No Opt. Call       AAA $       81,744

         125 4.125%, 8/15/10                                                 No Opt. Call       AAA        124,478

          50 4.000%, 2/15/15                                                 No Opt. Call       AAA         48,688

         275 4.250%, 8/15/15                                                 No Opt. Call       AAA        273,367

          50 7.500%, 11/15/24                                                No Opt. Call       AAA         68,113

          75 5.375%, 2/15/31                                                 No Opt. Call       AAA         84,047
------------------------------------------------------------------------------------------------------------------
   $     650 Total U.S Government and Agency Obligations (cost $692,969)                                   680,437
------------------------------------------------------------------------------------------------------------------
------------
             ASSET-BACKED SECURITIES - 0.3%

             Consumer Discretionary - 0.3%

          27 Chase Manhattan Auto Owners Trust Asset Backed Notes and        No Opt. Call       AAA         26,525
              Certificates, Series 2003A-A3, 1.520%, 5/15/2007
------------------------------------------------------------------------------------------------------------------
   $      27 Total Asset-Backed Securities (cost $26,471)                                                   26,525
------------------------------------------------------------------------------------------------------------------
------------
             CORPORATE BONDS - 82.7%

             Consumer Discretionary - 21.5%

         100 Alderwoods Group, Inc., 7.750%, 9/15/12                       9/08 at 103.88         B        105,500

         100 Ameristar Casinos, Inc., 10.750%, 2/15/09                     2/06 at 105.38        B+        107,375

          50 Beazer Homes USA, Inc., 8.625%, 5/15/11                       5/06 at 104.31       Ba1         52,875

         100 Boyd Gaming Corporation, 7.750%, 12/15/12                    12/07 at 103.88        B+        105,625

         100 Carriage Sevices, Inc., 7.875%, 1/15/15                       1/10 at 103.94        B2        104,000

          75 Dex Media, Inc., 9.000%, 11/15/13                            11/08 at 104.50         B         59,438

         100 General Nutrition Centers Inc, 8.625%, 1/15/11                1/08 at 104.31        B-         96,500

             KB Home:
          50  9.500%, 2/15/11                                              2/06 at 104.75       Ba2         53,171
          50  6.375%, 8/15/11                                                No Opt. Call       BB+         50,368

         100 Leslie's Poolmart, 7.750%, 2/01/13                            2/09 at 103.88        B2        101,500

         125 MGM Grand Inc, 6.000%, 10/01/09                                 No Opt. Call        BB        124,063

         100 MGM Mirage Inc., Series 144A, 6.625%, 7/15/15                   No Opt. Call        BB         99,375

         100 Pantry, Inc., 7.750%, 2/15/14                                 2/09 at 103.88        B-        100,500

         100 Phillips-Van Heusen Corporation, 8.125%, 5/01/13              5/08 at 104.06        BB        105,500

         100 Ryerson Tull, Inc., 8.250%, 12/15/11                         12/08 at 104.13         B         97,750

         150 Samsonite Corporation, 8.875%, 6/01/11                        6/08 at 104.44        B-        160,125

         100 Speedway Motorsports, Inc., 6.750%, 6/01/13                   6/08 at 103.38       Ba2        103,125

         100 Standard Pacific Corp., 6.250%, 4/01/14                         No Opt. Call        BB         93,125

         100 Technical Olympic USA, Inc., 7.500%, 1/15/15                    No Opt. Call        B2         91,000

          90 Toll Corporation, 8.250%, 2/01/11                             2/06 at 104.13       BB+         94,613

         150 WCI Communities, Inc., 10.625%, 2/15/11, 144A                 2/09 at 100.00       Ba3        160,125

          25 Wynn Las Vegas LLC/Corporation, First Mortgage, 6.625%,      12/09 at 103.31        B+         24,031
              12/01/14
------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 6.6%

         100 Constellation Brands, Inc., 8.625%, 8/01/06                     No Opt. Call        BB        103,000

         100 Dean Foods Company, 6.625%, 5/15/09                             No Opt. Call       Ba2        103,500

         100 Del Monte Corporation, 8.625%, 12/15/12                      12/07 at 104.31         B        108,000

         150 Elizabeth Arden, Inc., 7.750%, 1/15/14                        1/09 at 103.88        B2        153,375

----
25

Portfolio of Investments
NUVEEN HIGH YIELD BOND FUND (continued)
September 30, 2005

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Consumer Staples (continued)

   $      70 Pinnacle Foods Holding Corporation, 8.250%, 12/01/13         12/08 at 104.13        B- $       66,500

         100 Playtex Products, Inc., Series 144A, 9.375%, 6/01/11          6/06 at 104.69      CCC+        104,875
------------------------------------------------------------------------------------------------------------------
             Energy - 7.1%

         100 Chesapeake Energy Corporation, 6.250%, 1/15/18                7/10 at 103.13        BB         98,500

         100 Coastal Corporation, 7.750%, 6/15/10                            No Opt. Call        B-        102,500

         150 Hanover Compressor Company, 9.000%, 6/01/14                   6/09 at 104.50         B        167,438

         150 Premcor Refining Group Inc, 7.500%, 6/15/15                   6/08 at 103.75      BBB-        161,250

         150 The Williams Companies, Inc., 7.500%, 1/15/31                   No Opt. Call        B+        160,125
------------------------------------------------------------------------------------------------------------------
             Financials - 1.1%

         100 La Quinta Properties Inc, 8.875%, 3/15/11                     3/07 at 104.44       BB-        107,500
------------------------------------------------------------------------------------------------------------------
             Healthcare - 3.1%

         100 HCA, Inc., 8.750%, 9/01/10                                      No Opt. Call       BB+        110,940

             HEALTHSOUTH Corporation:
         100  8.375%, 10/01/11                                               No Opt. Call       N/R         95,750
         100  7.625%, 6/01/12                                                No Opt. Call       N/R         94,000
------------------------------------------------------------------------------------------------------------------
             Industrials - 14.8%

         100 Allied Waste North America, Series B, 8.875%, 4/01/08           No Opt. Call       BB-        104,750

         100 BE Aerospace Inc, 8.000%, 3/01/08                               No Opt. Call        B-        100,500

         100 Building Materials Corporation of America, Series B,            No Opt. Call        B+        103,500
              8.000%, 10/15/07

         150 Case New Holland Inc., Series WI, 9.250%, 8/01/11             8/07 at 104.63       BB-        159,375

         100 DI Finance/DynCorp International, Series 144A, 9.500%,        2/09 at 104.75        B-        105,000
              2/15/13

         100 Dresser, Inc., 9.375%, 4/15/11                                4/06 at 104.69        B2        106,000

         100 FastenTech Inc., 11.500%, 5/01/11                             5/07 at 105.75        B-        104,125

         200 Jacuzzi Brands, Inc., 9.625%, 7/01/10                         7/07 at 104.81         B        213,000

          65 JLG Industries, Inc., 8.375%, 6/15/12                         6/07 at 104.19         B         69,225

         100 Norcraft Holdings LP, 9.750%, 9/01/12                         9/08 at 104.88        B-         70,500

         100 Terex Corporation, Senior Subordinated Notes, 10.375%,        4/06 at 105.19         B        107,500
              4/01/11

         200 United Rentals North America Inc., 7.750%, 11/15/13          11/08 at 103.88        B+        194,000
------------------------------------------------------------------------------------------------------------------
             Information Technology - 1.1%

         100 Seagate Technology HDD Holdings, Series 144A, 8.000%,         5/06 at 104.00       BB+        105,500
              5/15/09
------------------------------------------------------------------------------------------------------------------
             Materials - 19.7%

         150 Airgas, Inc., 9.125%, 10/01/11                               10/06 at 104.56       Ba2        162,000

          85 Chaparral Steel Company, Series 144A, 10.000%, 7/15/13        7/09 at 105.00        B1         90,100

         100 Constar International Inc., 11.000%, 12/01/12                12/07 at 105.50      Caa1         63,500

         100 Equistar Chemicals LP/Equistar Funding Corporation,           5/07 at 105.31       BB-        109,500
              10.625%, 5/01/11

         100 Georgia-Pacific Corp, 8.875%, 2/01/10                           No Opt. Call       BB+        112,000

         100 Graphic Packaging International Corp., 9.500%, 8/15/13        8/08 at 104.75        B-         94,500

             IMC Global Inc.:
         100  11.250%, 6/01/11                                             6/06 at 105.63        BB        110,500
          50  10.875%, 8/01/13                                             8/08 at 105.44        BB         59,250

         100 Longview Fibre Company, 10.000%, 1/15/09                      1/06 at 105.00        B+        106,000

         100 Lyondell Chemical Company, 10.875%, 5/01/09                   5/06 at 101.81         B        103,500

         100 Methanex Corporation, 8.750%, 8/15/12                           No Opt. Call      BBB-        114,625

----
26

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Materials (continued)

   $     100 Nalco Finance Holdings Inc, 9.000%, 2/01/14                   2/09 at 104.50        B- $       74,250

         100 Pilgrim's Pride Corporation, 9.625%, 9/15/11                  9/06 at 104.81       Ba2        108,000

          45 PolyOne Corporation, 10.625%, 5/15/10                         5/07 at 105.31        B+         46,575

         100 Rockwood Specialties Group, Inc. 7.500%, 11/15/14, 144A      11/09 at 103.75        B-         97,500

         100 Russel Metals Inc., 6.375%, 3/01/14                           3/09 at 103.19       BB-         98,000

         100 Smurfit-Stone Container Corporation, 9.750%, 2/01/11, 144A    2/06 at 104.88         B        102,000

         100 Steel Dynamics, Inc., 9.500%, 3/15/09                         3/06 at 104.75        BB        106,750

          25 Tekni-Plex, Inc., 144A, 10.875%, 8/15/12                      8/09 at 105.44        B3         26,875

          40 Texas Industries, Inc., Series 144A, 7.250%, 7/15/13          7/09 at 103.63       BB-         41,800

         100 Wise Metals Group, LLC 10.250%, 5/15/12                       5/08 at 105.13      CCC+         79,500
------------------------------------------------------------------------------------------------------------------
             Telecommunication Services - 2.0%

         100 Intelsat Ltd., 5.250%, 11/01/08                                 No Opt. Call         B         92,500

         100 Rogers Wireless Communications Inc, 6.375%, 3/01/14             No Opt. Call        BB        101,000
------------------------------------------------------------------------------------------------------------------
             Utilities - 5.7%

         100 Calpine Corporation, 8.750%, 7/15/13, 144A                    7/08 at 104.38        B-         71,250

         110 Edison Mission Energy, 9.875%, 4/15/11                          No Opt. Call        B+        130,900

         170 El Paso CGP Co., 8.375%, 6/15/32                                No Opt. Call        B1        193,942

         150 Utilicorp Canada Finance Corporation, 7.750%, 6/15/11           No Opt. Call        B2        158,625
------------------------------------------------------------------------------------------------------------------
   $   7,875 Total Corporate Bonds (cost $8,247,510)                                                     8,024,854
------------------------------------------------------------------------------------------------------------------
------------
             Repurchase Agreements - 8.4%
   $     817 State Street Bank, 3.150%, dated 9/30/05, due 10/03/05,                                       817,011
              repurchase price $817,225, collateralized by $845,000 U.S.
              Treasury Notes, 3.125%, due 10/15/08, value $833,381
------------------------------------------------------------------------------------------------------------------
------------
             Total Repurchase Agreements (cost $817,011)                                                   817,011
             ----------------------------------------------------------------------------------------------------
             Total Investments (cost $9,783,961) - 98.4%                                                 9,548,827
             ----------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.6%                                                          150,719
             ----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $    9,699,546
             ----------------------------------------------------------------------------------------------------

           Credit Default Swap outstanding at September 30, 2005:

                                                                                                Unrealized
                                             Notional  Fixed Termination           Value at   Appreciation
Type                     Counterparty Type     Amount   Rate        Date September 30, 2005 (Depreciation)
-----------------------------------------------------------------------------------------------------------
DJ Investment Grade CDX Goldman Sachs Sell $2,000,000 2.250%    12/20/09            $27,500       $(22,506)
-----------------------------------------------------------------------------------------------------------

           Futures Contracts Outstanding at September 30, 2005:

                                                                                               Unrealized
                                                               Original           Value at   Appreciation
                           Contract Number of   Contract          Value September 30, 2005 (Depreciation)
Type                       Position Contracts Expiration (U.S. Dollars)     (U.S. Dollars) (U.S. Dollars)
----------------------------------------------------------------------------------------------------------
U.S. 5-Year Treasury Notes     Long         4      12/05       $430,059           $427,438        $(2,621)
U.S. Treasury Bonds            Long         4      12/05        464,887            457,625         (7,262)
----------------------------------------------------------------------------------------------------------
                                                                                                  $(9,883)
----------------------------------------------------------------------------------------------------------

            * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
            ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
            144ASecurities are exempt from registration under Rule 144A of the
                Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
            N/R Investment is not rated.

                                See accompanying notes to financial statements.

----
27

Statement of Assets and Liabilities
September 30, 2005

                                                                                        Short Duration          Core  High Yield
--------------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $9,776,987, $10,801,056 and $9,783,961,
 respectively)                                                                             $ 9,716,439  $10,737,792  $9,548,827
Cash denominated in foreign currencies (cost $80, $80 and $0, respectively)                         80           80          --
Cash                                                                                             4,610      157,630       4,119
Deposits with brokers for open futures contracts                                                26,884       28,547      14,695
Unrealized appreciation on forward foreign currency exchange contracts                           5,638        5,638          --
Unrealized appreciation on foreign currency interest rate swaps                                  3,869        3,869          --
Credit default swap premiums paid                                                                   --           --      50,006
Receivables:
 Reimbursement from Adviser                                                                     25,542       32,171      16,146
 Interest                                                                                      121,094      104,846     182,755
 Investments sold                                                                              379,441    1,852,874          --
Other assets                                                                                       185          203         183
--------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                                             10,283,782   12,923,650   9,816,731
--------------------------------------------------------------------------------------------------------------------------------
Liabilities
Securities sold short, at value (proceeds $759,521)                                                 --      755,906          --
Payables:
 Investments purchased                                                                         363,884    2,220,045          --
 Unrealized depreciation on forward foreign currency exchange contracts                          4,626        4,626          --
 Unrealized depreciation on foreign currency interest rate swaps                                 7,490        7,490          --
 Unrealized depreciation on credit default swap                                                     --           --      22,506
 Variation margin on futures contracts                                                           3,013        2,798       2,500
Accrued expenses:
 12b-1 distribution and service fees                                                                 3            5           5
 Other                                                                                          29,620       31,460      28,179
Dividends payable                                                                               34,997       39,995      63,995
--------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                                           443,633    3,062,325     117,185
--------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                 $ 9,840,149  $ 9,861,325  $9,699,546
--------------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                                 $     2,461  $     2,466  $    2,424
Shares outstanding                                                                                 125          125         125
Net asset value per share                                                                  $     19.69  $     19.73  $    19.39
Offering price per share (net asset value per share plus maximum sales charge of
 2.00%, 3.75% and 4.75%, respectively, of offering price)                                  $     20.09  $     20.50  $    20.36
--------------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                                         N/A  $     2,466  $    2,424
Shares outstanding                                                                                 N/A          125         125
Net asset value and offering price per share                                                       N/A  $     19.73  $    19.39
--------------------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                                 $     2,461  $     2,466  $    2,424
Shares outstanding                                                                                 125          125         125
Net asset value and offering price per share                                               $     19.69  $     19.73  $    19.39
--------------------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                                 $ 9,835,227  $ 9,853,927  $9,692,274
Shares outstanding                                                                             499,750      499,625     499,625
Net asset value and offering price per share                                               $     19.68  $     19.72  $    19.40
--------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
--------------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                                            $ 9,999,496  $ 9,999,660  $9,999,673
Undistributed net investment income                                                             89,071       36,254       3,569
Accumulated net realized gain (loss) from investments and derivative transactions             (178,815)    (107,058)    (36,173)
Net unrealized appreciation (depreciation) of investments and derivative transactions          (69,603)     (67,531)   (267,523)
--------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                 $ 9,840,149  $ 9,861,325  $9,699,546
--------------------------------------------------------------------------------------------------------------------------------

N/A - ShortDuration is not authorized to issue Class B shares.

                                See accompanying notes to financial statements.

----
28

Statement of Operations
For the Period December 20, 2004
(commencement of operations) through September 30, 2005

                                                                     Short Duration        Core High Yield
-----------------------------------------------------------------------------------------------------------
Investment Income                                                         $ 283,613  $ 346,232   $ 520,148
-----------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                              41,901     49,851      56,922
12b-1 service fees - Class A                                                      5          5           5
12b-1 distribution and service fees - Class B                                   N/A         19          19
12b-1 distribution and service fees - Class C                                    19         19          19
Shareholders' servicing agent fees and expenses                                 111        178         116
Custodian's fees and expenses                                                24,976     36,428      21,490
Trustees' fees and expenses                                                   1,498      1,579       1,460
Professional fees                                                            18,625     18,566      18,688
Shareholders' reports - printing and mailing expenses                        10,161     10,162      10,161
Federal and state registration fees                                              33         33          33
Other expenses                                                                  714        835         707
-----------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement         98,043    117,675     109,620
  Custodian fee credit                                                       (1,497)    (1,679)     (1,784)
  Expense reimbursement                                                     (46,622)   (57,955)    (39,089)
-----------------------------------------------------------------------------------------------------------
Net expenses                                                                 49,924     58,041      68,747
-----------------------------------------------------------------------------------------------------------
Net investment income                                                       233,689    288,191     451,401
-----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
  Investments                                                               (86,810)   (74,191)    (36,891)
  Futures                                                                   (17,415)   (14,299)     27,267
  Forwards                                                                   19,542     19,629          --
  Swaps                                                                      (1,284)    (1,099)         --
  Foreign currencies                                                            507        584          --
Change in net unrealized appreciation (depreciation) of:
  Investments                                                               (60,548)   (59,649)   (235,134)
  Futures                                                                    (6,446)    (5,273)     (9,883)
  Forwards                                                                    1,012      1,012          --
  Swaps                                                                      (3,621)    (3,621)    (22,506)
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                    (155,063)  (136,907)   (277,147)
-----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                $  78,626  $ 151,284   $ 174,254
-----------------------------------------------------------------------------------------------------------

N/A - Short Duration is not authorized to issue Class B Shares.

                                See accompanying notes to financial statements.

----
29

Statement of Changes in Net Assets
For the Period December 20, 2004
(commencement of operations) through September 30, 2005

                                                          Short Duration          Core   High Yield
---------------------------------------------------------------------------------------------------
Operations
Net investment income                                        $   233,689  $   288,191  $   451,401
Net realized gain (loss) from:
  Investments                                                    (86,810)     (74,191)     (36,891)
  Futures                                                        (17,415)     (14,299)      27,267
  Forwards                                                        19,542       19,629           --
  Swaps                                                           (1,284)      (1,099)          --
  Foreign currencies                                                 507          584           --
Change in net unrealized appreciation (depreciation) of:
  Investments                                                    (60,548)     (59,649)    (235,134)
  Futures                                                         (6,446)      (5,273)      (9,883)
  Forwards                                                         1,012        1,012           --
  Swaps                                                           (3,621)      (3,621)     (22,506)
---------------------------------------------------------------------------------------------------
Net increase in net assets from operations                        78,626      151,284      174,254
---------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
  Class A                                                            (55)         (68)        (114)
  Class B                                                            N/A          (54)        (100)
  Class C                                                            (41)         (54)        (100)
  Class R                                                       (238,381)    (289,783)    (474,394)
---------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders       (238,477)    (289,959)    (474,708)
---------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                  10,000,000   10,000,000   10,000,000
---------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions       10,000,000   10,000,000   10,000,000
---------------------------------------------------------------------------------------------------
Net increase in net assets                                     9,840,149    9,861,325    9,699,546
Net assets at the beginning of period                                 --           --           --
---------------------------------------------------------------------------------------------------
Net assets at the end of period                              $ 9,840,149  $ 9,861,325  $ 9,699,546
---------------------------------------------------------------------------------------------------
Undistributed net investment income at the end of period     $    89,071  $    36,254  $     3,569
---------------------------------------------------------------------------------------------------

N/A - Short Duration is not authorized to issue Class B Shares.

                                See accompanying notes to financial statements.

----
30

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust III (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Short Duration Bond Fund ("Short Duration"), Nuveen Core Bond Fund ("Core") and Nuveen High Yield Bond Fund ("High Yield") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust in 1998.

Short Duration ordinarily invests at least 80% of its assets in income producing short-term securities with the objective of providing high current income consistent with minimal fluctuations of principal.

Core ordinarily invests at least 80% of its assets in fixed income securities with the objective of providing total return.

High Yield ordinarily invests at least 80% of its assets in domestic and foreign corporate high yield debt securities, including zero coupon, payment in-kind and convertible bonds with the objective of maximizing total return.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
The prices of debt securities in each Fund's investment portfolio are generally provided by an independent pricing service approved by the Fund's Board of Trustees and based on the mean between the bid and asked prices. Exchange-listed securities and derivative instruments, other than futures, are generally valued at the last sales price on the exchange on which such securities or instruments are primarily traded. Securities or instruments traded on an exchange for which there are no transactions on a given day or securities or instruments not listed on an exchange are valued at the mean of the closing bid and asked prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. Credit default swaps are valued using a market quote provided by a major broker/dealer in such investments. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular security or instrument, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustee's designee. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At September 30, 2005, Core Bond had outstanding when-issued purchase commitments (comprised entirely of dollar rolls) of $2,099,682. There were no such outstanding purchase commitments in Short Duration or High Yield.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Flexible Sales Charge Program
Each Fund offers Class A, C and R Shares. Core and High Yield also offer Class B Shares. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length


----
31
of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a ..75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Futures Contracts
The Funds may invest in futures contracts for the purposes of hedging against changes in values of the Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates, as a substitute for a position in the underlying asset, or to enhance the portfolio's return. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities.

Swaps Transactions
The Funds are authorized to enter into swap transactions such as interest rate, total return, index or currency swaps, consistent with their investment objective and policies to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. Swap transactions involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or total return throughout the lives of the agreements. The payment obligation is based on the notional amount of the swap contract. Swap agreements are valued daily. Payments received or made at the beginning of the measurement period are reflected on the Statement of Assets and Liabilities. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. Income received or paid by the Fund on a swap agreement is reported as a realized gain or loss on the Statement of Operations. Additionally, realized gains or losses are recorded upon the termination of a swap agreement and is equal to the difference between the Fund's basis in the swap and the proceeds from (or cost of) the closing transaction. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk.

Dollar Rolls
The Funds are authorized to enter into "dollar rolls" in which a Fund purchases or sells mortgage-backed securities for delivery in the future and simultaneously contracts to sell or repurchase substantially similar (same type, coupon, and maturity) securities on a different specified future date. Dollar rolls are identified as TBAs in the Portfolio of Investments for each of the applicable Funds. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Such compensation is amortized over the life of the dollar rolls and included in Investment Income on the Statement of Operations. Dollar rolls are valued daily.


----
32

Short Sales
The Funds are authorized to make short sales of debt securities. To secure its obligation to deliver securities sold short, the Funds have instructed the custodian to segregate assets in an equivalent amount of the securities sold short. The Funds are obligated to pay to the parties to which the securities were sold short, interest earned on the debt securities and records such amounts as an expense in the Statement of Operations. Short sales are valued daily and the corresponding unrealized gains or losses are included in "Change in net unrealized appreciation (depreciation) of investments." Short Duration and High Yield did not engage in selling securities short during the period December 20, 2004 (commencement of operations) through September 30, 2005.

Foreign Currency Transactions
The Funds may engage in foreign currency exchange transactions in connection with their portfolio investments and assets and liabilities denominated in foreign currencies. Each Fund may engage in foreign currency forward, options and futures contracts. To the extent that a Fund invests in such contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

Forward Foreign Currency Exchange Transactions
Generally, each Fund may enter into forward foreign currency exchange contracts only under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or
(ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency contracts are valued at the forward rate and are valued daily. The change in market value is recorded as an unrealized gain or loss by a Fund. When the contract is closed or offset with the same counterparty, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will generally not be entered into for terms greater than three months. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of Assets and Liabilities. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


----
33

2. Fund Shares

Transactions in Fund shares for the period December 20, 2004 (commencement of operations) through September 30, 2005, were as follows:

                                       Short Duration
                                     -------------------
                                      Shares      Amount
                        --------------------------------
                        Shares sold:
                          Class A        125 $     2,500
                          Class C        125       2,500
                          Class R    499,750   9,995,000
                        --------------------------------
                        Net increase 500,000 $10,000,000
                        --------------------------------

                                            Core
                                     -------------------
                                      Shares      Amount
                        --------------------------------
                        Shares sold:
                          Class A        125 $     2,500
                          Class B        125       2,500
                          Class C        125       2,500
                          Class R    499,625   9,992,500
                        --------------------------------
                        Net increase 500,000 $10,000,000
                        --------------------------------

                                         High Yield
                                     -------------------
                                      Shares      Amount
                        --------------------------------
                        Shares sold:
                          Class A        125 $     2,500
                          Class B        125       2,500
                          Class C        125       2,500
                          Class R    499,625   9,992,500
                        --------------------------------
                        Net increase 500,000 $10,000,000
                        --------------------------------

3. Securities Transactions

Purchases and sales of securities (including maturities but excluding dollar roll transactions and short-term investments) for the period December 20, 2004 (commencement of operations) through September 30, 2005, were as follows:

                                       Short
                                    Duration        Core  High Yield
            --------------------------------------------------------
            Purchases            $23,611,426 $27,330,549 $15,117,635
            Sales and maturities  13,643,342  16,422,656   6,037,590
            --------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing income on amortization of premium and timing differences in recognizing certain gains and losses on investment transactions.

At September 30, 2005, the cost of investments was as follows:

                                                                                Short                   High
                                                                             Duration        Core      Yield
------------------------------------------------------------------------------------------------------------
Cost of investments (excluding proceeds received on securities sold short) $9,824,882 $10,823,036 $9,838,289
------------------------------------------------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at September 30, 2005, were as follows:

                                                                                                                      Short
                                                                                                                   Duration
----------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                                                                                   $   1,235
  Depreciation                                                                                                    (109,678)
----------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments (excluding proceeds received on securities sold short) $(108,443)
----------------------------------------------------------------------------------------------------------------------------

                                                                                                                      Core
---------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                                                                                   $ 13,086
  Depreciation                                                                                                    (98,330)
---------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments (excluding proceeds received on securities sold short) $(85,244)
---------------------------------------------------------------------------------------------------------------------------

                                                                                                                       High
                                                                                                                      Yield
---------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                                                                                   $  30,812
  Depreciation                                                                                                    (320,274)
---------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments (excluding proceeds received on securities sold short) $(289,462)
---------------------------------------------------------------------------------------------------------------------------


----
34

The tax components of undistributed net ordinary income and net realized gains at September 30, 2005, were as follows:

                                                    Short            High
                                                 Duration    Core   Yield
       ------------------------------------------------------------------
       Undistributed net ordinary income*        $165,526 $97,119 $99,386
       Undistributed net long-term capital gains       --      --      --
       ------------------------------------------------------------------

The tax character of distributions paid during the period December 20, 2004 (commencement of operations) through September 30, 2005, was designated for purposes of the dividends paid deduction as follows:

                                                     Short              High
                                                  Duration     Core    Yield
   -------------------------------------------------------------------------
   Distributions from net ordinary income*        $203,480 $249,963 $410,713
   Distributions from net long-term capital gains       --       --       --
   -------------------------------------------------------------------------

*Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The following funds have elected to defer net realized losses from investments incurred from December 20, 2004 (commencement of operations) through September 30, 2005 ("post-October losses") in accordance with federal income tax regulations. These Post-October losses are treated as having arisen on the first day of the following fiscal year.

                               Short             High
                            Duration     Core   Yield
                          ---------------------------
                            $172,375 $104,769 $46,055
                          ---------------------------

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), each Fund pays an annual management fee based upon a complex-wide management fee structure adopted for all funds sponsored by the Adviser. This fee structure separates each fund's management fee into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

                                    Short Duration                 Core           High Yield
Average Daily Net Assets       Fund-Level Fee Rate  Fund-Level Fee Rate  Fund-Level Fee Rate
---------------------------------------------------------------------------------------------
For the first $125 million                   .3500%               .4500%               .5500%
For the next $125 million                    .3375                .4375                .5375
For the next $250 million                    .3250                .4250                .5250
For the next $500 million                    .3125                .4125                .5125
For the next $1 billion                      .3000                .4000                .5000
For net assets over $2 billion               .2750                .3750                .4750
---------------------------------------------------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of September 30, 2005, the complex-level fee rate was .1898%.

        Complex-Level Assets/(1)/                Complex-Level Fee Rate
        ----------------------------------------------------------------
        For the first $55 billion                                 .2000%
        For the next $1 billion                                   .1800
        For the next $1 billion                                   .1600
        For the next $3 billion                                   .1425
        For the next $3 billion                                   .1325
        For the next $3 billion                                   .1250
        For the next $5 billion                                   .1200
        For the next $5 billion                                   .1175
        For the next $15 billion                                  .1150
        For Managed Assets over $91 billion/(2)/                  .1400
        ----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.


----
35

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

The Adviser agreed to waive part of its management fees or reimburse certain expenses of each Fund through July 31,2006, in order to limit total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding .65%, .75% and .90% of the average daily net assets of Short Duration, Core and High Yield, respectively. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the period December 20, 2004 (commencement of operations) through September 30, 2005, all 12b-1 fees charged to the Funds were retained by Nuveen Investments, LLC, a wholly owned subsidiary of Nuveen.

At September 30, 2005, Nuveen owned 499,500 shares of Class R of Short Duration, Core and High Yield. At September 30, 2005, the Adviser owned 125, 125 and 250 shares of Short Duration Class A, C and R, respectively and 125 shares of each of Core's and High Yield's Class A, B, C and R.

6. Announcement Regarding Parent Company of Adviser

In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. Transactions (C) and (D) above were settled in late July, which effectively reduced St. Paul Travelers' controlling stake in Nuveen and was deemed an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and the Adviser, which resulted in the automatic termination of each agreement under the 1940 Act. In anticipation of such deemed assignment, the Board of Trustees had approved new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders, which shareholder approval was received prior to the settlement of transactions (C) and (D). The new ongoing management agreements took effect upon such settlement.

7. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their net investment income which were paid on November 1, 2005, to shareholders of record on October 7, 2005, as follows:

                                  Short Duration   Core High Yield
              ----------------------------------------------------
              Dividend per share:
                Class A                   $.0660 $.0760     $.1240
                Class B                      N/A  .0635      .1115
                Class C                    .0535  .0635      .1115
                Class R                    .0700  .0800      .1280
              ----------------------------------------------------

N/A - ShortDuration is not authorized to issue Class B shares.


----
36

Financial Highlights

Selected data for a share outstanding throughout the period:

Class (Inception Date)
                            Investment Operations       Less Distributions
                         ---------------------------  ----------------------                    ---------------------------
                                                                                                          Before Credit/
                                                                                                          Reimbursement
SHORT DURATION                                                                                         ------------------
                                                                                                                    Ratio
                                                                                                                   of Net
                                                                                                                  Invest-
                                                                                                       Ratio of      ment
                                          Net                                                          Expenses    Income
               Beginning       Net  Realized/             Net                 Ending            Ending       to        to
                     Net   Invest- Unrealized         Invest-                    Net               Net  Average   Average
                   Asset      ment       Gain            ment  Capital         Asset     Total  Assets      Net       Net
                   Value Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)   (000)   Assets    Assets
----------------------------------------------------------------------------------------------------------------------------
Class A (12/04)
  12/20/04 -
   9/30/05        $20.00      $.43      $(.53) $(.10)   $(.21)     $-- $(.21) $19.69       .66% $    2     1.52%*    2.15%*
Class C (12/04)
  12/20/04 -
   9/30/05         20.00       .31       (.48)  (.17)    (.14)      --  (.14)  19.69       .09       2     2.27*     1.40*
Class R (12/04)
  12/20/04 -
   9/30/05         20.00       .47       (.56)  (.09)    (.23)      --  (.23)  19.68       .79   9,835     1.27*     2.40*
----------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                Ratios/Supplemental Data
               ----------------------------------------------------
                      After            After Credit/
                 Reimbursement(c)     Reimbursement(d)
SHORT DURATION ------------------   ------------------
                            Ratio                Ratio
                           of Net               of Net
                          Invest-              Invest-
               Ratio of      ment   Ratio of      ment
               Expenses    Income   Expenses    Income
                     to        to         to        to
                Average   Average    Average   Average   Portfolio
                    Net       Net        Net       Net    Turnover
                 Assets    Assets     Assets    Assets        Rate
-------------------------------------------------------------------
Class A (12/04)
  12/20/04 -
   9/30/05          .91%*    2.75%*      .89%*    2.77%*       140%
Class C (12/04)
  12/20/04 -
   9/30/05         1.66*     2.00*      1.64*     2.02*        140
Class R (12/04)
  12/20/04 -
   9/30/05          .66*     3.00*       .64*     3.02*        140
-------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser.
(d)After custodian fee credit and expense reimbursement.

                                See accompanying notes to financial statements.

----
37

Selected data for a share outstanding throughout the period:

Class (Inception Date)
                                                 Investment Operations       Less Distributions
                                              ---------------------------  ----------------------


CORE




                                                               Net
                                    Beginning       Net  Realized/             Net                 Ending
                                          Net   Invest- Unrealized         Invest-                    Net
                                        Asset      ment       Gain            ment  Capital         Asset     Total
                                        Value Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)
---------------------------------------------------------------------------------------------------------------------
Class A (12/04)
 12/20/04 - 9/30/05                    $20.00      $.54      $(.55) $(.01)   $(.26)     $-- $(.26) $19.73      1.37%
Class B (12/04)
 12/20/04 - 9/30/05                     20.00       .42       (.49)  (.07)    (.20)      --  (.20)  19.73       .81
Class C (12/04)
 12/20/04 - 9/30/05                     20.00       .42       (.49)  (.07)    (.20)      --  (.20)  19.73       .81
Class R (12/04)
 12/20/04 - 9/30/05                     20.00       .58       (.58)  (.00)    (.28)      --  (.28)  19.72      1.51
---------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                Ratios/Supplemental Data
                                    -------------------------------------------------------------------------------
                                             Before Credits/           After            After Credits/
                                              Reimbursement       Reimbursement(c)     Reimbursement(d)
CORE                                       ------------------   ------------------   ------------------
                                                        Ratio                Ratio                Ratio
                                                       of Net               of Net               of Net
                                                      Invest-              Invest-              Invest-
                                           Ratio of      ment   Ratio of      ment   Ratio of      ment
                                           Expenses    Income   Expenses    Income   Expenses    Income
                                    Ending       to        to         to        to         to        to
                                       Net  Average   Average    Average   Average    Average   Average   Portfolio
                                    Assets      Net       Net        Net       Net        Net       Net    Turnover
                                     (000)   Assets    Assets     Assets    Assets     Assets    Assets     Rate(e)
--------------------------------------------------------------------------------------------------------------------
Class A (12/04)
 12/20/04 - 9/30/05                 $    2     1.76%*    2.69%*     1.02%*    3.43%*     1.00%*    3.46%*       155%
Class B (12/04)
 12/20/04 - 9/30/05                      2     2.51*     1.94*      1.77*     2.69*      1.75*     2.71*        155
Class C (12/04)
 12/20/04 - 9/30/05                      2     2.51*     1.94*      1.77*     2.69*      1.75*     2.71*        155
Class R (12/04)
 12/20/04 - 9/30/05                  9,854     1.51*     2.94*       .77*     3.68*       .75*     3.71*        155
--------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser.
(d)After custodian fee credit and expense reimbursement.
(e)Excluding Dollar Roll transactions.

                                See accompanying notes to financial statements.

----
38

Selected data for a share outstanding throughout the period:

Class (Inception Date)
                                                 Investment Operations       Less Distributions
                                              ---------------------------  ----------------------


HIGH YIELD




                                                               Net
                                    Beginning       Net  Realized/             Net                 Ending
                                          Net   Invest- Unrealized         Invest-                    Net
                                        Asset      ment       Gain            ment  Capital         Asset     Total
                                        Value Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)
---------------------------------------------------------------------------------------------------------------------
Class A (12/04)
 12/20/04 - 9/30/05                    $20.00      $.86     $(1.04) $(.18)   $(.43)     $-- $(.43) $19.39      1.56%
Class B (12/04)
 12/20/04 - 9/30/05                     20.00       .75       (.99)  (.24)    (.37)      --  (.37)  19.39       .99
Class C (12/04)
 12/20/04 - 9/30/05                     20.00       .75       (.99)  (.24)    (.37)      --  (.37)  19.39       .99
Class R (12/04)
 12/20/04 - 9/30/05                     20.00       .90      (1.05)  (.15)    (.45)      --  (.45)  19.40      1.79
---------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                Ratios/Supplemental Data
                                    -------------------------------------------------------------------------------
                                              Before Credit/           After            After Credit/
                                              Reimbursement       Reimbursement(c)     Reimbursement(d)
HIGH YIELD                                 ------------------   ------------------   ------------------
                                                        Ratio                Ratio                Ratio
                                                       of Net               of Net               of Net
                                                      Invest-              Invest-              Invest-
                                           Ratio of      ment   Ratio of      ment   Ratio of      ment
                                           Expenses    Income   Expenses    Income   Expenses    Income
                                    Ending       to        to         to        to         to        to
                                       Net  Average   Average    Average   Average    Average   Average   Portfolio
                                    Assets      Net       Net        Net       Net        Net       Net    Turnover
                                     (000)   Assets    Assets     Assets    Assets     Assets    Assets        Rate
--------------------------------------------------------------------------------------------------------------------
Class A (12/04)
 12/20/04 - 9/30/05                 $    2     1.68%*    5.10%*     1.17%*    5.61%*     1.14%*    5.63%*        69%
Class B (12/04)
 12/20/04 - 9/30/05                      2     2.43*     4.35*      1.92*     4.86*      1.89*     4.88*         69
Class C (12/04)
 12/20/04 - 9/30/05                      2     2.43*     4.35*      1.92*     4.86*      1.89*     4.88*         69
Class R (12/04)
 12/20/04 - 9/30/05                  9,692     1.43*     5.35*       .92*     5.85*       .89*     5.88*         69
--------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser.
(d)After custodian fee credit and expense reimbursement.

                                See accompanying notes to financial statements.

----
39

To the Board of Trustees and Shareholder of Nuveen Investment Trust III:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Short Duration Bond Fund, Nuveen Core Bond Fund and Nuveen High Yield Bond Fund (each a series of the Nuveen Investment Trust III, hereafter referred to as the "Funds") at September 30, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period December 20, 2004 (commencement of operations) through September 30, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL
November 28, 2005


----
40

  Trustees and Officers
================================================================================


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                          Number of
                                                                                                        Portfolios in
Name,                       Position(s)      Year First   Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or   Including other Directorships                  Overseen by
and Address                 the Funds       Appointed (2) During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------------
Trustee who is an interested person of the Funds:

---------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994      Chairman (since 1996) and Director of Nuveen       155
3/28/49                     Board and                     Investments, Inc., Nuveen Investments, LLC,
333 W. Wacker Drive         Trustee                       Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(4); Director
                                                          (since 1996) of Institutional Capital
                                                          Corporation; Chairman and Director (since
                                                          1997) of Nuveen Asset Management; Chairman
                                                          and Director of Rittenhouse Asset
                                                          Management, Inc. (since 1999); Chairman of
                                                          Nuveen Investments Advisers Inc. (since
                                                          2002).

Trustees who are not interested persons of the Funds:

---------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997      Private Investor and Management Consultant.        155
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

---------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993      Retired (since 1989) as Senior Vice                155
7/29/34                                                   President of The Northern Trust Company;
333 W. Wacker Drive                                       Director (since 2002) Community Advisory
Chicago, IL 60606                                         Board for Highland Park and Highwood, United
                                                          Way of the North Shore.

---------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999      President, The Hall-Perrine Foundation, a          155
10/22/48                                                  private philanthropic corporation (since
333 W. Wacker Drive                                       1996); Director and Vice Chairman, United
Chicago, IL 60606                                         Fire Group, a publicly held company; Adjunct
                                                          Faculty Member, University of Iowa;
                                                          Director, Gazette Companies; Life Trustee of
                                                          Coe College; Director, Iowa College
                                                          Foundation; formerly, Director, Alliant
                                                          Energy; formerly, Director, Federal Reserve
                                                          Bank of Chicago; formerly, President and
                                                          Chief Operating Officer, SCI Financial
                                                          Group, Inc., a regional financial services
                                                          firm.

---------------------------------------------------------------------------------------------------------------------
William C. Hunter           Trustee             2004      Dean and Distinguished Professor of Finance,       155
3/6/48                                                    School of Business at the University of
333 W. Wacker Drive                                       Connecticut (since 2002); previously, Senior
Chicago, IL 60606                                         Vice President and Director of Research at
                                                          the Federal Reserve Bank of Chicago
                                                          (1995-2003); Director (since 1997), Credit
                                                          Research Center at Georgetown University;
                                                          Director (since 2004) of Xerox Corporation.

---------------------------------------------------------------------------------------------------------------------
David J. Kundert            Trustee             2005      Retired (since 2004) as Chairman, JPMorgan         153
10/28/42                                                  Fleming Asset Management, President and CEO,
333 W. Wacker Drive                                       Banc One Investment Advisors Corporation,
Chicago, IL 60606                                         and President, One Group Mutual Funds; prior
                                                          thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One
                                                          Investment Management Group; Board of
                                                          Regents, Luther College; currently a member
                                                          of the American and Wisconsin Bar
                                                          Associations.

----
41

================================================================================

                                                                                                  Number of
                                                                                                Portfolios in
Name,                Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate            Held with       Elected or   Including other Directorships                  Overseen by
and Address          the Funds      Appointed (2) During Past 5 Years                              Trustee
-------------------------------------------------------------------------------------------------------------
William J. Schneider Trustee            1997      Chairman, formerly, Senior Partner and Chief       155
9/24/44                                           Operating Officer (retired, December 2004),
333 W. Wacker Drive                               Miller-Valentine Partners Ltd., a real
Chicago, IL 60606                                 estate investment company; formerly, Vice
                                                  President, Miller-Valentine Realty, a
                                                  construction company; Chair of the Finance
                                                  Committee and member of the Audit Committee
                                                  of Premier Health Partners, the
                                                  not-for-profit company of Miami Valley
                                                  Hospital; President, Dayton Philharmonic
                                                  Orchestra Association; Board Member,
                                                  Regional Leaders Forum, which promotes
                                                  cooperation on economic development issues;
                                                  Director and Immediate Past Chair, Dayton
                                                  Development Coalition; formerly, Member,
                                                  Community Advisory Board, National City
                                                  Bank, Dayton, Ohio and Business Advisory
                                                  Council, Cleveland Federal Reserve Bank.

-------------------------------------------------------------------------------------------------------------
Judith M. Stockdale  Trustee            1997      Executive Director, Gaylord and Dorothy            155
12/29/47                                          Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                               thereto, Executive Director, Great Lakes
Chicago, IL 60606                                 Protection Fund (from 1990 to 1994).

-------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine   Trustee            2005      Senior Vice President for Business and             155
1/22/50                                           Finance, Northwestern University (since
333 W. Wacker Drive                               1997); Director (since 2003), Chicago Board
Chicago, IL 60606                                 Options Exchange; Director (since 2003),
                                                  National Mentor Holdings, a privately-held,
                                                  national provider of home and
                                                  community-based services; Chairman (since
                                                  1997), Board of Directors, Rubicon, a pure
                                                  captive insurance company owned by
                                                  Northwestern University; Director (since
                                                  1997), Evanston Chamber of Commerce and
                                                  Evanston Inventure, a business development
                                                  organization.

                                                                                                  Number of
                                                                                                Portfolios in
Name,                Position(s)     Year First                                                 Fund Complex
Birthdate            Held with       Elected or   Principal Occupation(s)                        Overseen by
and Address          the Funds      Appointed (3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------
Officers of the Funds:

-------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman Chief              1988      Managing Director (since 2002), Assistant          155
9/9/56               Administrative               Secretary and Associate General Counsel,
333 W. Wacker Drive  Officer                      formerly, Vice President and Assistant
Chicago, IL 60606                                 General Counsel, of Nuveen Investments, LLC;
                                                  Managing Director (2002-2004), General
                                                  Counsel (1998-2004) and Assistant Secretary,
                                                  formerly, Vice President of Nuveen Advisory
                                                  Corp. and Nuveen Institutional Advisory
                                                  Corp.(4); Managing Director (since 2002) and
                                                  Assistant Secretary and Associate General
                                                  Counsel, formerly, Vice President (since
                                                  1997), of Nuveen Asset Management; Managing
                                                  Director (since 2004) and Assistant
                                                  Secretary (since 1994) of Nuveen
                                                  Investments, Inc.; Assistant Secretary of
                                                  NWQ Investment Management Company, LLC.
                                                  (since 2002); Vice President and Assistant
                                                  Secretary of Nuveen Investments Advisers
                                                  Inc. (since 2002); Managing Director,
                                                  Associate General Counsel and Assistant
                                                  Secretary of Rittenhouse Asset Management,
                                                  Inc. (since 2003); Chartered Financial
                                                  Analyst.

-------------------------------------------------------------------------------------------------------------
Julia L. Antonatos   Vice President     2004      Managing Director (since 2005), formerly           155
9/22/63                                           Vice President (since 2002); formerly,
333 W. Wacker Drive                               Assistant Vice President (since 2000) of
Chicago, IL 60606                                 Nuveen Investments, LLC; Chartered Financial
                                                  Analyst.

----
42

                                                                                                   Number of
                                                                                                 Portfolios in
Name,                 Position(s)     Year First                                                 Fund Complex
Birthdate             Held with       Elected or   Principal Occupation(s)                        Overseen by
and Address           the Funds      Appointed (3) During Past 5 Years                              Officer
--------------------------------------------------------------------------------------------------------------
Michael T. Atkinson   Vice President     2000      Vice President (since 2002), formerly,             155
2/3/66                and Assistant                Assistant Vice President (since 2000) of
333 W. Wacker Drive   Secretary                    Nuveen Investments, LLC.
Chicago, IL 60606

--------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President     1999      Vice President of Nuveen Investments, LLC          155
11/28/67              and Treasurer                (since 1999); Vice President and Treasurer
333 W. Wacker Drive                                (since 1999) of Nuveen Investments, Inc.;
Chicago, IL 60606                                  Vice President and Treasurer (1999-2004) of
                                                   Nuveen Advisory Corp. and Nuveen
                                                   Institutional Advisory Corp.(4); Vice
                                                   President and Treasurer of Nuveen Asset
                                                   Management (since 2002) and of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Assistant Treasurer of NWQ Investment
                                                   Management Company, LLC. (since 2002); Vice
                                                   President and Treasurer of Nuveen
                                                   Rittenhouse Asset Management, Inc. (since
                                                   2003); Chartered Financial Analyst.

--------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President     1998      Vice President (since 2002), Assistant             155
9/24/64               and Secretary                Secretary and Assistant General Counsel
333 W. Wacker Drive                                (since 1998) formerly, Assistant Vice
Chicago, IL 60606                                  President (since 1998) of Nuveen
                                                   Investments, LLC; Vice President (2002-2004)
                                                   and Assistant Secretary (1998-2004)
                                                   formerly, Assistant Vice President of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.(4); Vice President and
                                                   Assistant Secretary (since 2005) of Nuveen
                                                   Asset Management.

--------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President     1998      Managing Director (since 2004), formerly,          155
10/24/45                                           Vice President of Nuveen Investments, LLC,
333 W. Wacker Drive                                Managing Director (2004) formerly, Vice
Chicago, IL 60606                                  President (1998-2004) of Nuveen Advisory
                                                   Corp. and Nuveen Institutional Advisory
                                                   Corp.(4); Managing Director (since 2005) of
                                                   Nuveen Asset Management.

--------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995      Managing Director (since 2002), formerly,          155
3/2/64                                             Vice President of Nuveen Investments;
333 W. Wacker Drive                                Managing Director (1997-2004) of Nuveen
Chicago, IL 60606                                  Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.(4); Managing Director of
                                                   Nuveen Asset Management (since 2001); Vice
                                                   President of Nuveen Investments Advisers
                                                   Inc. (since 2002); Chartered Financial
                                                   Analyst.

--------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President     1998      Vice President (since 1993) and Funds              155
5/31/54               and Controller               Controller (since 1998) of Nuveen
333 W. Wacker Drive                                Investments, LLC; formerly, Vice President
Chicago, IL 60606                                  and Funds Controller (1998-2004) of Nuveen
                                                   Investments, Inc.; Certified Public
                                                   Accountant.

--------------------------------------------------------------------------------------------------------------
James D. Grassi       Vice President     2004      Vice President and Deputy Director of              155
4/13/56               and Chief                    Compliance (since 2004) of Nuveen
333 W. Wacker Drive   Compliance                   Investments, LLC, Nuveen Investments
Chicago, IL 60606     Officer                      Advisers Inc., Nuveen Asset Management and
                                                   Rittenhouse Asset Management, Inc.;
                                                   previously, Vice President and Deputy
                                                   Director of Compliance (2004) of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.(4); formerly, Senior Attorney
                                                   (1994-2004), The Northern Trust Company.

--------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President     2000      Vice President (since 2000) of Nuveen              155
3/22/63                                            Investments, LLC; Certified Public
333 W. Wacker Drive                                Accountant.
Chicago, IL 60606

--------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President     2002      Vice President of Nuveen Investments, LLC          155
8/27/61                                            (since 1999).
333 W. Wacker Drive
Chicago, IL 60606

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43

================================================================================

                                                                                                 Number of
                                                                                               Portfolios in
Name,               Position(s)     Year First                                                 Fund Complex
Birthdate           Held with       Elected or   Principal Occupation(s)                        Overseen by
and Address         the Funds      Appointed (3) During Past 5 Years                              Officer
------------------------------------------------------------------------------------------------------------
Larry W. Martin     Vice President     1988      Vice President, Assistant Secretary and            155
7/27/51             and Assistant                Assistant General Counsel of Nuveen
333 W. Wacker Drive Secretary                    Investments, LLC; Vice President and
Chicago, IL 60606                                Assistant Secretary of Nuveen Advisory Corp.
                                                 and Nuveen Institutional Advisory Corp.(4);
                                                 Vice President (since 2005) and Assistant
                                                 Secretary of Nuveen Investments, Inc.; Vice
                                                 President (since 2005) and Assistant
                                                 Secretary (since 1997) of Nuveen Asset
                                                 Management; Vice President (since 2000),
                                                 Assistant Secretary and Assistant General
                                                 Counsel (since 1998) of Rittenhouse Asset
                                                 Management, Inc.; Vice President and
                                                 Assistant Secretary of Nuveen Investments
                                                 Advisers Inc. (since 2002); Assistant
                                                 Secretary of NWQ Investment Management
                                                 Company, LLC (since 2002).




(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

----
44

--------------------------------------------------------------------------------
  Fund Information
================================================================================


  Fund Manager             Legal Counsel              Transfer Agent and
  Nuveen Asset Management* Chapman and Cutler LLP     Shareholder Services
  333 West Wacker Drive    Chicago, IL                Boston Financial
  Chicago, IL 60606                                   Data Services, Inc.
                           Independent Registered     Nuveen Investor Services
                           Public Accounting Firm     P.O. Box 8530
                           PricewaterhouseCoopers LLP Boston, MA 02266-8530
                           Chicago, IL                (800) 257-8787

                           Custodian
                           State Street Bank & Trust
                           Boston, MA

================================================================================

Glossary of Terms Used in this Report

Cumulative Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions. Average Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's (or bond fund's) value to changes when market interest rates change. Generally, the longer a bond or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.
SEC 30-Day Yield: A standardized measure of a Fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

*NAC and NIAC Merge into NAM--Effective Jan. 1, 2005, the asset management services and operations of Nuveen Advisory Corp. (NAC) and Nuveen Institutional Advisory Corp (NIAC) became part of Nuveen Asset Management (NAM). This internal consolidation is intended to simplify the delivery of services to the investment management clients of Nuveen investments. It does not affect the investment objectives or portfolio management of any Fund.
================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2004, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

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45